                                                               File No. 33-72416
As filed with the Securities and Exchange Commission on

September 16, 2002

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. _

                         Post-Effective Amendment No. 16

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 16


                              BRIDGEWAY FUND, INC.
               (Exact name of Registrant as Specified in Charter)

             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Address of Principal Executive Office)

                                 (713) 661-3500
              (Registrant's Telephone Number, Including Area Code)

                         JOHN N.R. MONTGOMERY, PRESIDENT
                       Bridgeway Capital Management, Inc.
             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practical after the effective date of this Registration Statement under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, the Registrant hereby declares that an indefinite number of its shares of beneficial interest is being registered by this Registration Statement.
================================================================================
It is proposed that this filing will become effective


         [x] on October 31, 2002 pursuant to paragraph (b)


If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed PEA.
================================================================================
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement thereafter becomes effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              BRIDGEWAY FUND, INC.




            A fully no-load mutual fund family of domestic portfolios

                                   [ARTWORK]

                        AGGRESSIVE INVESTORS 1 (CLOSED)

                             AGGRESSIVE INVESTORS 2

                          ULTRA-SMALL COMPANY (CLOSED)

                        ULTRA-SMALL COMPANY TAX ADVANTAGE

                           MICRO-CAP LIMITED (CLOSED)

                              ULTRA-LARGE 35 INDEX

                                    BALANCED

                                   PROSPECTUS
                                OCTOBER 31, 2002

                 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                          [BRIDGEWAY FUNDS LOGO]

         This prospectus presents concise information about Bridgeway that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby.

                                TABLE OF CONTENTS

The Fund and its Portfolios                                                    2
Suitability                                                                    2
Aggressive Investors 1 Portfolio                                               3
Aggressive Investors 2 Portfolio                                               8
Ultra-Small Company Portfolio                                                 12
Ultra-Small Company Tax
  Advantage Portfolio                                                         17
Micro-Cap Limited Portfolio                                                   22
Ultra-Large 35 Index Portfolio                                                27
The Balanced Portfolio                                                        32
Management of the Fund                                                        38
Code of Ethics                                                                40
Net Asset Value or NAV                                                        40
Distribution of Fund Shares                                                   41
How to Purchase & Redeem Shares                                               41
Tax Sheltered Retirement Plans                                                43
Dividends, Distributions & Taxes                                              43
Investment Techniques                                                         44
Tax Efficiency                                                                45
Privacy Policy                                                                46

                           PROSPECTUS OCTOBER 31, 2002

                                    BRIDGEWAY
                                   FUND, INC.

THE FUND AND ITS PORTFOLIOS

         Bridgeway Fund Inc. ("the Fund") is a fully no-load diversified mutual fund comprised of seven Portfolios: Aggressive Investors 1 Portfolio, Aggressive Investors 2 Portfolio, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio, Ultra-Large 35 Index Portfolio, and Balanced Portfolio. Each portfolio has its own investment objective, strategy, and risk profile.

SUITABILITY

All seven Portfolios:

o        are designed for investors with long-term goals in mind.

         THE FUND STRONGLY DISCOURAGES SHORT-TERM TRADING OF ITS SHARES.

o offer you the opportunity to participate in financial markets through portfolios professionally managed by Bridgeway Capital Management, Inc.

o        offer you the opportunity to diversify your investments.

o carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

o        are not bank deposits and are not guaranteed or insured.

                      THE AGGRESSIVE INVESTORS 1 PORTFOLIO

         INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

         PRINCIPAL INVESTMENT STRATEGY: The Aggressive Investors 1 Portfolio invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser seeks to achieve the Portfolio risk objective by investing in stocks that it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Portfolio may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and for shareholders in taxable accounts, a higher tax burden. This Portfolio will have "right of first refusal" over Aggressive Investors 2 to purchase small and mid-cap stocks for which there is relatively limited liquidity. The Portfolio may also use aggressive investment techniques such as:

o        leveraging (borrowing up to 50% of its assets from banks),

o purchasing and selling futures and options on individual stocks and stock indexes,

o        entering into short-sale transactions (up to 20% of assets),

o        investing up to 25% of assets in a single company,

o investing up to 10% of assets in foreign companies (currently only those that trade on American Exchanges), and

o short-term trading (buying and selling the same security in less than a three-month timeframe).

         DIFFERENCES BETWEEN AGGRESSIVE INVESTORS 2 PORTFOLIO (REFERRED TO BY NAME OR "THE NEWER PORTFOLIO") AND AGGRESSIVE INVESTORS 1 PORTFOLIO (REFERRED TO BY NAME OR "THE OLDER PORTFOLIO"): The newer Portfolio became operational on October 31, 2001. The older Portfolio became operational on August 5, 1994 under the original name Bridgeway Aggressive Growth Portfolio. The Fund's Board of Directors voted to close the older Portfolio to new investors at $275 million in net assets so that it would remain more nimble (that is, able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

         The investment objective of both the newer and older Portfolios is identical, but the execution of the strategy is different. For instance, the Adviser expects the newer Portfolio to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. Ironically, the reverse could be true during the period of time that the newer Aggressive Investors 2 Portfolio has lower net assets. The older Portfolio will have "right of first refusal" to purchase small and mid-cap stocks for which there is relatively limited liquidity. This could put the newer Portfolio at a disadvantage relative to the older Portfolio, and potential investors should not rely on the returns of the older Portfolio to evaluate future potential returns of the newer Portfolio. In the long term, the Adviser expects the new Portfolio to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Portfolio.

         PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors 1 Portfolio are exposed to higher risk than the stock market as a whole and could lose money.

         Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Portfolio may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

         Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

         The Portfolio sometimes invests in a smaller number of companies than many mutual funds. Based on the ending data from the last five fiscal years, the average number of companies in the Portfolio has been between 38 to 76. The top ten stocks have sometimes accounted for more than half of Portfolio net assets. It is not unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "focus," and will likely add to Portfolio volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Portfolio return.

         WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1995            27.05%
1996            32.20%
1997            18.27%
1998            19.28%
1999           120.61%
2000            13.58%
2001           -11.20%


      Return from 1/1/02 through 9/30/02 was ___%.

      Best Quarter: Q4 99, +69.34%               Worst Quarter: Q3 98, -23.28%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/02

                                                                                                   SINCE
                                                                                                 INCEPTION
 FUND / INDEX                                            1 YEAR              5 YEAR              (8/5/94)
                                                       ----------          ----------           ----------
Bridgeway Aggressive Investors(1)
   Return Before Taxes                                    -12.95%               21.49%               23.90%
   Return After Taxes on Distributions(1)                 -12.95%               19.18%               22.03%
   Return After Taxes on Distributions and
      Sale of Fund Shares(1)                              -10.36%               17.01%               19.97%
S&P 500 Index(2) (reflects no deductions for
   fees, expenses or taxes)                               -17.99%                3.65%               12.17%
Russell 2000 Index(3) (reflects no deductions
   for fees, expenses or taxes)                            -8.60%                4.44%                9.94%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may br higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 is an unmanaged index of large companies with dividends reinvested.

(3) The Russell 2000 is an unmanaged index of small companies with dividends reinvested. Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                        AGGRESSIVE INVESTORS 1 FEE TABLE


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                  None
Sales Charge (Load) Imposed on Reinvested Dividends                       None
Redemption Fees                                                           None
Exchange Fees                                                             None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                           1.60%
Distribution (12b-1) Fees(2)                                              0.00%
Other Expenses                                                            0.21%
                                                                          ----
   Total Operating Expenses                                               1.81%
Fee Waiver                                                                0.00%
                                                                          ----
   Net Expenses                                                           1.81%



(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

         The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     AGGRESSIVE INVESTORS 1 EXPENSE EXAMPLE

                       1 Year         3 Years          5 Years         10 Years
                       ------         -------          -------         --------
    Expenses            $190            $588           $1,011           $2,189

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (PwC), whose report, along with the Portfolio's financial statements, is included in the annual report. This report is available from Bridgeway upon request.

                        AGGRESSIVE INVESTORS 1 PORTFOLIO

                                                       Year             Year            Year              Year            Year
                                                      Ended            Ended           Ended             Ended           Ended
                                                     6/30/02          6/30/01         6/30/00           6/30/99         6/30/98
                                                  ------------     ------------     ------------     ------------     ------------
PER SHARE DATA
  Net Asset Value, beginning of period            $      41.94     $      48.99     $      26.02     $      20.32     $      18.79
  Income (Loss) from investment operations
     Net Investment income (loss)                        (0.34)           (0.42)           (0.60)           (0.13)           (0.30)
     Net realized and unrealized gain (loss)             (5.09)           (4.21)           27.86             6.43             3.46
                                                  ------------     ------------     ------------     ------------     ------------
        Total from investment operations                 (5.43)           (4.63)           27.26             6.30             3.16
                                                  ------------     ------------     ------------     ------------     ------------
  Less distributions to shareholders
     Net investment income                                0.00             0.00             0.00             0.00             0.00
     Net realized gains                                  (0.00)           (2.42)           (4.29)           (0.60)           (1.63)
                                                  ------------     ------------     ------------     ------------     ------------
        Total distributions                              (0.00)           (2.42)           (4.29)           (0.60)           (1.63)
                                                  ------------     ------------     ------------     ------------     ------------
  Net asset value, end of period                  $      36.51     $      41.94     $      48.99     $      26.02     $      20.32
                                                  ------------     ------------     ------------     ------------     ------------

PORTFOLIO TOTAL RETURN                                  -13.0%            -9.4%            113.1%            33.4%            18.1%

RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)              $    276,876     $    257,396     $     44,902     $      9,510     $      6,852
 Ratio to average net assets:
     Expenses after waivers and reimbursements            1.81%            1.80%            2.00%            1.04%            2.00%
     Expenses before waivers and reimbursements           1.81%            1.80%            2.01%            1.04%            2.00%
     Net investment income (loss) after
        waivers and reimbursements                       (0.89%)          (0.95%)          (1.52%)          (0.65%)          (1.50%)
 Portfolio turnover rate                                 154.0%           109.6%           156.9%           211.0%           132.3%

                      THE AGGRESSIVE INVESTORS 2 PORTFOLIO

         INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

         PRINCIPAL INVESTMENT STRATEGY: The Aggressive Investors 2 Portfolio invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser seeks to achieve the Portfolio risk objective by investing in stocks that it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Portfolio may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and, for shareholders in taxable accounts, a higher tax burden. The Aggressive Investors 1 Portfolio will have "right of first refusal" over this Portfolio to purchase small and mid-cap stocks for which there is relatively limited liquidity. The Portfolio may also use aggressive investment techniques such as:

o        leveraging (borrowing up to 50% of its assets from banks),

o purchasing and selling futures and options on individual stocks and stock indexes,

o        entering into short-sale transactions (up to 20% of assets),

o        investing up to 25% of assets in a single company,

o investing up to 10% of assets in foreign companies (currently only those that trade on American Exchanges), and

o short-term trading (buying and selling the same security in less than a three-month timeframe).

         DIFFERENCES BETWEEN AGGRESSIVE INVESTORS 2 PORTFOLIO (REFERRED TO BY NAME OR "THE NEWER PORTFOLIO") AND AGGRESSIVE INVESTORS 1 PORTFOLIO (REFERRED TO BY NAME OR "THE OLDER PORTFOLIO"): The newer Portfolio became operational on October 31, 2001. The older Portfolio became operational on August 5, 1994 under the original name Bridgeway Aggressive Growth Portfolio. The Fund's Board of Directors voted to close the older Portfolio to new investors at $275 million in net assets so that it would remain more nimble (that is, able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

         The investment objective of both the newer and older Portfolios is identical, but the execution of the strategy is different. For instance, the Adviser expects the newer Portfolio to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. Ironically, the reverse could be true during the period of time that the newer Aggressive Investors 2 Portfolio has lower net assets. The older Portfolio will have "right of first refusal" to purchase small and mid-cap stocks for which there is relatively limited liquidity. This could put the newer Portfolio at a disadvantage relative to the older Portfolio, and potential investors should not rely on the returns of the older Portfolio to evaluate future potential returns of the new Portfolio. In the long term, the Adviser expects the newer Portfolio to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Portfolio.

         PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors 2 Portfolio are exposed to higher risk than the stock market as a whole and could lose money.

         Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Portfolio may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

         Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

         The Portfolio sometimes invests in a smaller number of companies than many mutual funds. It would not be unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "focus," and will likely add to Portfolio volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Portfolio return.

         WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

         PERFORMANCE: No performance chart or table appears in this section since the Portfolio is new.

         FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                        AGGRESSIVE INVESTORS 2 FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                None
Sales Charge (Load) Imposed on Reinvested Dividends                     None
Redemption Fees                                                         None
Exchange Fees                                                           None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                         0.90%
Distribution (12b-1) Fees(2)                                            0.00%
Other Expenses                                                          1.08%
                                                                      ------
   Total Operating Expenses                                             1.98%
Fee Waiver(3)                                                          (0.08%)
                                                                      ------
   Net Expenses                                                         1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This management contract expires June 30, 2003. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     AGGRESSIVE INVESTORS 2 EXPENSE EXAMPLE

                          1 Year         3 Years        5 Years        10 Years
                          ------         -------        -------        --------
      Expenses             $200           $634           $1,094         $2,368

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PWC, whose report, along with the Portfolio's financial statements, is included in the annual report. This report is available from Bridgeway upon request.

                        AGGRESSIVE INVESTORS 2 PORTFOLIO

                                                                             10/31/01(a)
                                                                             to 6/30/02
                                                                            ------------
PER SHARE DATA
 Net Asset Value, beginning of period                                       $      10.00
                                                                            ------------
 Income (Loss) from investment operations
     Net Investment income (loss)                                                  (0.08)
     Net realized and unrealized gain (loss)                                        0.33
                                                                            ------------
        Total from investment operations                                            0.25
                                                                            ------------
 Less distributions to shareholders
     Net investment income                                                         (0.00)
     Net realized gains                                                            (0.00)
                                                                            ------------
        Total distributions                                                         0.00
                                                                            ------------
 Net asset value, end of period                                             $      10.25
                                                                            ------------

PORTFOLIO TOTAL RETURN                                                               2.5%

RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)                                        $     11,448
 Ratio to average net assets:
     Expenses after waivers and reimbursements                                      1.90%(b)
     Expenses before waivers and reimbursements                                     1.98%(b)
     Net investment income (loss) after waivers and reimbursements                 (1.24%)(b)

Portfolio turnover rate                                                             68.0%

(a) October 31, 2001 was the commencement of operations.

(b) Annualized for periods less than a year.

                        THE ULTRA-SMALL COMPANY PORTFOLIO

         INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGY: The Ultra-Small Company Portfolio invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra-small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange, although the majority of stocks in this Portfolio are listed on NASDAQ. On June 30, 2002, this group included stocks with a market capitalization of less than $141 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service. The Adviser normally invests at least 80% of Portfolio net assets in ultra-small company stocks based on company size at time of purchase. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value," but the overall portfolio has a strong value bias. Value stocks are those priced cheaply, relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

         PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Fund's Board of Directors votes to reopen the Portfolio. The Portfolio closed to current shareholders on 12/10/01 when assets exceeded $55 million. This size limitation keeps the Portfolio "nimble" in the marketplace, enabling the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

         PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares and even micro-cap company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money.

         Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o        lack depth of management,

o        have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

         The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

         WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1995            39.84%
1996            29.74%
1997            38.00%
1998           -13.11%
1999            40.41%
2000             4.75%
2001            34.00%


        Return from 1/1/02 through 9/30/02 was ___%.
        Best Quarter: Q4 99, +34.46%          Worst Quarter: Q3 98, -27.21%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/02

                                                                                                     SINCE
                                                                                                   INCEPTION
 FUND / INDEX                                             1 YEAR               5 YEAR              (8/5/94)
                                                        ----------           ----------           ----------
 Bridgeway Ultra-Small Company
    Return Before Taxes                                      17.25%               16.51%               21.15%
    Return After Taxes on Distributions(1)                   14.76%               13.98%               19.16%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                                11.82%               12.41%               17.30%
CRSP Cap-based Portfolio 10 Index(2) (reflects
   no deductions for fees, expenses or taxes)                 8.60%                8.59%               12.21%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,000 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                     ULTRA-SMALL COMPANY PORTFOLIO FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                None
Sales Charge (Load) Imposed on Reinvested Dividends                     None
Redemption Fees                                                         None
Exchange Fees                                                           None

ANNUAL OPERATING EXPENSES(1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                         0.90%
Distribution (12b-1) Fees(2)                                            0.00%
Other Expenses                                                          0.36%
                                                                        ----
   Total Operating Expenses                                             1.26%
Fee Waiver                                                              0.00%
                                                                        ----
   Net Expenses                                                         1.26%


(1) All figures in this table are expressed as a percentage of total net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

         The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ULTRA-SMALL COMPANY PORTFOLIO EXPENSE EXAMPLE


                       1 Year         3 Years          5 Years         10 Years
                       ------         -------          -------         --------
    Expenses            $132            $412            $712            $1,565

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PWC, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                          ULTRA-SMALL COMPANY PORTFOLIO

                                                     Year             Year             Year             Year             Year
                                                    Ended            Ended            Ended            Ended            Ended
                                                   6/30/02          6/30/01          6/30/00          6/30/99          6/30/98
                                                 ----------       ----------       ----------       ----------       ----------
PER SHARE DATA
 Net Asset Value, beginning of period            $    26.99       $    21.59       $    14.91       $    22.52       $    20.62
                                                 ----------       ----------       ----------       ----------       ----------
 Income (Loss) from investment
    operations
     Net Investment income (loss)                     (0.53)           (0.22)           (0.26)           (0.28)           (0.34)
     Net realized and unrealized gain (loss)           4.87             5.62             6.94            (3.77)            4.03
                                                 ----------       ----------       ----------       ----------       ----------
        Total from investment operations               4.34             5.40             6.68            (4.05)            3.69
                                                 ----------       ----------       ----------       ----------       ----------
 Less distributions to shareholders
     Net investment income                             0.00             0.00             0.00             0.00             0.00
     Net realized gains                               (2.45)            0.00             0.00            (3.56)           (1.79)
                                                 ----------       ----------       ----------       ----------       ----------
        Total distributions                           (2.45)            0.00             0.00            (3.56)           (1.79)
                                                 ----------       ----------       ----------       ----------       ----------
 Net asset value, end of period                  $    28.88       $    26.99       $    21.59       $    14.91       $    22.52
                                                 ----------       ----------       ----------       ----------       ----------

PORTFOLIO TOTAL RETURN                                 17.2%            25.0%            44.8%          -14.6%             18.4%

RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)             $   60,909       $   51,764       $   41,959       $   32,648       $   46,257
 Ratio to average net assets:
     Expenses after waivers and
        reimbursements                                 1.26%            1.61%            1.85%            2.00%            1.67%
     Expenses before waivers and
        reimbursements                                 1.26%            1.61%            1.85%            2.26%            1.67%
     Net investment income (loss) after
        waivers and reimbursements                    (0.53%)          (0.93%)          (1.36%)          (1.82%)          (1.42%)
Portfolio turnover rate                               120.7%            57.0%            65.4%            80.4%           103.4%

                           THE ULTRA-SMALL COMPANY TAX
                               ADVANTAGE PORTFOLIO


         INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Cap-Based Portfolio 10 Index (the "Index") published by the University of Chicago's Center for Research in Security Prices over longer time periods. The Adviser normally invests more than 80% of Portfolio net assets in ultra-small company stocks based on company size at time of purchase. In choosing stocks for the Portfolio, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full Index of stocks. Ultra-small companies are those with a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange, although a majority of Index and Portfolio stocks are traded on NASDAQ. On June 30, 2002, this group included stocks with a market capitalization up to $141 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000 Index of small companies. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. Companies this size typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. (A capital gain occurs when the Portfolio sells a stock at a higher price than the purchase price; a capital loss occurs when the Portfolio sells a stock at a lower price than the purchase price.) Indeed, after more than five years of operations, the Portfolio has yet to distribute a capital gain. However, by paying close attention to trading costs, the Adviser seeks to conduct its tax management without detriment to the overall Portfolio return. Therefore, this Portfolio may also be an appropriate investment for shareholders in non-taxable accounts.

         PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibits much greater volatility than large company shares and significantly greater volatility than small-company and even micro-cap company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money.

         Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o        lack depth of management,

o        have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

         The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

         Apart from the risk inherent in investing in ultra-small companies, there is a risk that the Portfolio total return may underperform the total return of the Index that the Portfolio seeks to approximate. The actual return of this Portfolio could be lower than the Index for one or more of four reasons:

o        operating expenses cut into returns,

o        transaction costs reduce returns,

o the Portfolio does not own all 2000 companies that comprise the Index, and

o the Portfolio tax management strategy could someday result in higher trading costs, or a divergence between the makeup of the Index and that of the Portfolio.

         WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It may also be appropriate for investors in both taxable and non-taxable accounts. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR


                                  [BAR CHART]

1997
1998            -1.81%
1999            31.49%
2000             0.67%
2001            23.98%


      Return from 1/1/02 through 9/30/02 was ____%.

      Best Quarter: Q4 99, +24.86%          Worst Quarter: Q3 98, -22.85%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/02

FUND / INDEX                                                                 SINCE
                                                                           INCEPTION
                                                            1 YEAR         (7/31/97)
                                                          ----------      ----------
 Bridgeway Ultra-Small Company Tax Advantage Portfolio
    Return Before Taxes                                        20.68%          12.12%
    Return After Taxes on Distributions(1)                     20.62%          12.04%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                                       12.60%          10.04%
 CRSP Cap-based Portfolio 10 Index(2) (reflects no
    deductions for fees, expenses or taxes)                     8.60%           7.86%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,000 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

            ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO FEE TABLE(1)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                                    None
  Sales Charge (Load) Imposed on Reinvested Dividends                         None
  Redemption Fees(2)                                                  0.00% - 2.00%
  Exchange Fees                                                               None

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
  Management Fees                                                             0.50%
  Distribution (12b-1) Fees(3)                                                0.00%
  Other Expenses                                                              0.51%
                                                                             -----
     Total Operating Expenses                                                 1.01%
  Less Waiver and Expense Reimbursement(4)                                   (0.26%)
                                                                             -----
     Net Expenses                                                             0.75%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 2% redemption reimbursement fee May be charged for redemptions in a down market. In addition, a 2% redemption reimbursement fee will be charged for shares held less than 6 months.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.75%. This management contract expires June 30, 2003. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 Year         3 Years         5 Years         10 Years
                       ------         -------         -------         --------
    Expenses            $79             $304            $548           $1,245

         ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO EXPENSE EXAMPLE(1)

         (1) This fee table is based on last year expenses. However, if a shareholder redeemed in a down market when the Board of Directors voted to impose the redemption reimbursement fee, the expenses would be $287, $529, $791, and $1,540. In addition, if a shareholder redeems within six months of purchase, he would pay an additional $244 in early redemption fees.

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PwC, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO

                                                    Year             Year             Year             Year          7/31/97(a)
                                                    Ended            Ended            Ended            Ended             to
                                                   6/30/02          6/30/01          6/30/00          6/30/99         6/30/98
                                                 ----------       ----------       ----------       ----------       ----------
PER SHARE DATA
  Net Asset Value, beginning of period           $     7.22       $     6.62       $     4.96       $     5.69       $     5.00
                                                 ----------       ----------       ----------       ----------       ----------
  Income (Loss) from investment Operations
     Net Investment income (loss)                      0.00             0.05             0.03            (0.02)           (0.02)
                                                 ----------       ----------       ----------       ----------       ----------
     Net realized and unrealized gain (loss)           1.49             0.59             1.63            (0.71)            0.71
                                                 ----------       ----------       ----------       ----------       ----------
        Total from investment operations               1.49             0.64             1.66            (0.73)            0.69
                                                 ----------       ----------       ----------       ----------       ----------
  Less distributions to shareholders
     Net investment income                            (0.01)           (0.04)            0.00             0.00             0.00
     Net realized gains                                0.00             0.00             0.00             0.00             0.00
                                                 ----------       ----------       ----------       ----------       ----------
        Total distributions                           (0.01)           (0.04)            0.00             0.00             0.00
                                                 ----------       ----------       ----------       ----------       ----------
  Net asset value, end of period                 $     8.70       $     7.22       $     6.62       $     4.96       $     5.69
                                                 ----------       ----------       ----------       ----------       ----------

TOTAL RETURN                                           20.7%             9.8%            33.5%           (12.8%)           13.8%

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)            $   68,824       $    9,078       $    2,386       $    1,586       $    1,529
  Ratio to average net assets:
     Expenses after waivers and
        Reimbursements                                 0.75%            0.75%            0.75%            0.75%            0.75%(b)
     Expenses before waivers and
        Reimbursements                                 1.01%            1.61%            1.94%            2.43%            1.74%(b)
     Net investment income (loss) after
        waivers and reimbursements                    (0.05)%           0.77%           (0.53%)          (0.51%)          (0.38%)(b)

Portfolio turnover rate                                55.8%           215.0%            39.5%            48.3%            61.7%

(a) July 31, 1997 was the commencement of operations.

(b) Annualized for periods less than a year.

         ULTRA-SMALL COMPANY TAX ADVANTAGE REDEMPTION REIMBURSEMENT FEE: This Portfolio is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a 2% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption reimbursement fee for shareholders who receive the following Tuesday's net asset value.

         In addition, shareholders who redeem within six months of a purchase will also automatically (not at Bridgeway's discretion) incur a 2% redemption reimbursement fee. Both of these potential redemption reimbursement fees accrue to the Portfolio itself, not to the Adviser.

         Implementation of the fee will be communicated to shareholders both on Bridgeway's website and the outgoing message of its phone system (800-661-3550). The Adviser will make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption.

                         THE MICRO-CAP LIMITED PORTFOLIO

         INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

         PRINCIPAL INVESTMENT STRATEGY: The Micro-Cap Limited Portfolio invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York stock Exchange, although a majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. On June 30, 2002, this group included stocks with a market capitalization between $141 and $314 million. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small-cap but larger than ultra-small. Companies this size typically have 100 to 3500 employees, produce revenues of $100 million to $1 billion annually, and may be known for just one product or service. The Adviser normally invests at least 80% of Portfolio net assets in micro-cap company stocks based on company size at time of purchase. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

         PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Fund's Board of Directors votes to reopen the Portfolio. The Portfolio closed to current shareholders on 1/7/02 when assets exceeded $55 million. This feature is crucial to the Portfolio's "focus" of investing in a smaller number of companies. Closing at a very low level of assets also keeps the Portfolio "nimble," enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

         PRINCIPAL RISK FACTORS: The market price of Micro-Cap Limited shares typically exhibit much greater volatility (risk) than large company shares. In addition, the Portfolio is focused on a smaller number of companies; this will also likely add to Portfolio volatility. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money.

         Micro-cap companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o        lack depth of management,

o        have a limited product line,

o and be more sensitive to economic downturns than companies with large capitalizations.

         The Portfolio is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

         WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR



                                  [BAR CHART]

1998
1999            49.55%
2000             6.02%
2001            30.20%


      Return from 1/1/02 through 9/30/02 was ___%.

      Best Quarter: Q4 98, +41.58%          Worst Quarter: Q3 98, -24.00%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/02

                                                                   SINCE INCEPTION
FUND / INDEX                                           1 YEAR         (6/30/98)
                                                     ----------    ---------------
 Bridgeway Micro-Cap Limited
    Return Before Taxes                                    9.04%          24.38%
    Return After Taxes on Distributions(1)                 7.53%          23.41%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                                   6.06%          20.16%
CRSP Cap-based Portfolio 9 Index(2) (reflects
no deductions for fees, expenses or taxes)                 3.15%           8.42%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 701 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                           MICRO-CAP LIMITED FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                          None
Sales Charge (Load) Imposed on Reinvested Dividends                               None
Redemption Fees                                                                   None
Exchange Fees                                                                     None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                                   1.60%
Distribution (12b-1) Fees(2)                                                      0.00%
Other Expenses                                                                    0.34%
                                                                                 -----
   Total Operating Expenses                                                       1.94%
Fee Waiver(3)                                                                    (0.04%)
                                                                                 -----
   Net Expenses                                                                   1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This management contract expires June 30, 2003. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        MICRO-CAP LIMITED EXPENSE EXAMPLE



                       1 Year         3 Years         5 Years         10 Years
                       ------         -------         -------         --------
    Expenses            $200            $625           $1,077          $2,328

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PWC, whose report, along with the Portfolio's financial statements, is included in the annual report. This report is available from Bridgeway upon request.

                           MICRO-CAP LIMITED PORTFOLIO


                                                   Year             Year            Year              Year         6/22/98(a)
                                                  Ended            Ended            Ended            Ended             to
                                                 6/30/02          6/30/01          6/30/00          6/30/99        6/30/98(b)
                                               ----------       ----------       ----------       ----------       ----------
PER SHARE DATA
Net Asset Value, beginning of period           $     9.92       $     7.86       $     6.38       $     5.00       $     5.00
                                               ----------       ----------       ----------       ----------       ----------
Income (Loss) from investment operations
   Net Investment income (loss)                     (0.12)           (0.05)           (0.09)           (0.06)            0.00
   Net realized and unrealized gain (loss)           0.96             2.53             1.87             1.44             0.00
                                               ----------       ----------       ----------       ----------       ----------
      Total from investment operations               0.84             2.48             1.78             1.38             0.00
                                               ----------       ----------       ----------       ----------       ----------
Less distributions to shareholders
   Net investment income                            (0.00)            0.00             0.00             0.00             0.00
   Net realized gains                               (0.48)           (0.42)           (0.30)            0.00             0.00
                                               ----------       ----------       ----------       ----------       ----------
      Total distributions                           (0.48)           (0.42)           (0.30)            0.00             0.00
                                               ----------       ----------       ----------       ----------       ----------
   Net asset value, end of period              $    10.28       $     9.92       $     7.86       $     6.38       $     5.00
                                               ----------       ----------       ----------       ----------       ----------

TOTAL RETURN                                          9.0%            33.6%            28.7%            27.6%             0.0%

RATIOS & SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)         $   58,387       $   51,451       $   24,773       $   13,932       $    9,071
   Ratio to average net assets:
      Expenses after waivers and
         reimbursements                              1.90%            1.90%            1.90%            1.54%            0.00%
      Expenses before waivers and
         reimbursements                              1.94%            2.09%            2.36%            1.54%            0.00%
      Net investment income (loss) after
         waivers and reimbursements                 (1.22%)          (0.62%)          (1.25%)          (1.20%)           0.00%

Portfolio turnover rate                             125.0%            74.3%            86.7%           117.0%            0.00%

(a) June 22, 1998 was initial offering.

(b) June 30,1998 was commencement of operations.

                       THE ULTRA-LARGE 35 INDEX PORTFOLIO

         INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation, but also some income.

         PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the "Index") while minimizing the distribution of capital gains and minimizing costs. Bridgeway denotes "ultra-large" as the largest 150 U.S. companies as defined by market capitalization. The Adviser normally invests more than 80% of Portfolio net assets in ultra-large company stocks. As of June 30, 2002, more than 99% of the Portfolio's net assets were invested this way. The Portfolio invests in the stocks that comprise the Index and seeks to match the Index composition and weighting. Similar to other index funds, the actual return of this Portfolio will likely under perform the Bridgeway Ultra-Large 35 Index long term by an amount similar to the Portfolio expenses and transaction costs. The Adviser intends to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Portfolio turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Portfolio, and by the potential imposition of a redemption fee in a market downturn. The income objective of this Portfolio, which is a secondary objective, is achieved almost exclusively from dividends paid by Portfolio companies. However, not all the Index companies pay dividends.

         INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up the vast majority of this Index, after excluding any tobacco companies and ensuring reasonable industry diversification. At the time of Index rebalancing in December 2001, the Index included all 23 of the largest U.S. companies, except one tobacco company. These companies are huge, "blue-chip," well-known names. As of 6/30/02, Index companies ranged from $28 to $296 billion in market capitalization (market size). Companies that are "spun off" from another Index company are typically held in the Index at least 6 months. As of June 30, 2002, two such "spun off" Index companies made up less than 1% of the Portfolio. The Ultra-Large 35 Index is compiled by Bridgeway Capital Management, Inc. with taxable accounts in mind. The Index company composition is rebalanced approximately every two or three years rather than annually. This keeps Index "turnover" lower than most other market indexes.

     TRANSLATION

What Are the "Active"
35 Ultra-Large Companies
in the Index?

 AOL Time Warner
 American Int'l Group
 AT&T
 Bankamerica
 Bell Atlantic
 Berkshire Hathaway
 Bristol Myers Squibb
 Chevron
 Cisco Systems
 Citigroup
 Coca-Cola
 Dell Computer
 Dupont
 Eli Lilly and Co
 Exxon/Mobil
 Federal Nat'l Mortgage
 Ford
 General Electric
 Hewlett Packard
 Home Depot
 Intel
 IBM
 Johnson & Johnson
 McDonalds
 Merck
 Microsoft
 Minnesota Mng. & Mfg.
 Norwest
 Oracle
 Pepsico
 Pfizer
 Procter & Gamble
 SBC Communications
 Texas Instruments
 United Parcel Services
 Wal-Mart

         PRINCIPAL RISK FACTORS: Shareholders of this Portfolio are exposed to significant stock market related risk (volatility) and could lose money.

         While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Portfolio may expose shareholders to higher inflation risk (the risk that the Portfolio value will not keep up with inflation) than some other stock market investments.

         The Portfolio is also subject to the risk that ultra-large company stocks will under perform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

         WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who want to invest in large U.S. companies, incur low costs, and minimize their own taxable capital gains income. Due to the low cost nature of the Portfolio, it may also be appropriate for long-term investors in tax-deferred accounts, such as IRAs. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) is not a prediction of future results.


         YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR



                                  [BAR CHART]

1997
1998            39.11%
1999            30.34%
2000           -15.12%
2001            -9.06%


         Return from 1/1/02 through 9/30/02 was ___%.

         Best Quarter: Q4 98, +25.33%          Worst Quarter: Q3 01, -12.45%



                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/02

                                                                  SINCE INCEPTION
 FUND / INDEX                                          1 YEAR        (7/31/97)
                                                     ----------   ---------------
Bridgeway Ultra-Large 35 Index Portfolio
   Return Before Taxes                                  -17.01%           4.30%
   Return After Taxes on Distributions(1)               -17.42%           3.99%
   Return After Taxes on Distributions and Sale
      of Fund Shares(1)                                 -10.34%           3.36%
S&P 500 Index(2) (reflects no deductions
   for fees, expenses or taxes)                         -17.99%           2.11%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may br higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 is an index of large companies, with dividends reinvested. Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                        ULTRA-LARGE 35 INDEX FEE TABLE(1)


SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchases                                          None
Sales Charge (Load) Imposed on Reinvested Dividends                               None
Redemption Fees(2)                                                                0.00%
Exchange Fees                                                                     None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                                   0.08%
Distribution (12b-1) Fees(3)                                                      0.00%
Other Expenses                                                                    0.86%
                                                                                 -----
   Total Operating Expenses                                                       0.93%
Fee Waiver and Expense Reimbursement(4)                                          (0.78%)
                                                                                 -----
   Net Expenses                                                                   0.15%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 1% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.15%. This management contract expires June 30, 2003. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     ULTRA-LARGE 35 INDEX EXPENSE EXAMPLE(1)


                       1 Year         3 Years         5 Years         10 Years
                       ------         -------         -------         --------
    Expenses            $16             $227            $455           $1,111

(1) This fee is based on last year expenses. However, if a shareholder redeemed in a down market when the Board of Directors voted to impose the redemption reimbursement fee, the expenses would be $226, $454, $700, and $1410.

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by

PWC, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                         ULTRA-LARGE 35 INDEX PORTFOLIO

                                                  Year             Year             Year             Year          7/31/97(a)
                                                 Ended            Ended            Ended            Ended              to
                                                6/30/02          6/30/01          6/30/00          6/30/99          6/30/98
                                              ----------       ----------       ----------       ----------       -----------
PER SHARE DATA
Net Asset Value, beginning of period          $     7.23       $     8.77       $     7.91       $     6.10       $     5.00
                                              ----------       ----------       ----------       ----------       ----------
Income (Loss) from investment
operations
   Net Investment income (loss)                     0.09             0.09             0.08             0.07             0.07
   Net realized and unrealized gain(loss)          (1.31)           (1.54)            0.85             1.77             1.03
                                              ----------       ----------       ----------       ----------       ----------
      Total from investment operations             (1.22)           (1.45)            0.93             1.84             1.10
                                              ----------       ----------       ----------       ----------       ----------
Less distributions to shareholders
   Net investment income                           (0.08)           (0.09)           (0.07)           (0.03)            0.00
   Net realized gains                               0.00             0.00             0.00             0.00             0.00
                                              ----------       ----------       ----------       ----------       ----------
      Total distributions                          (0.08)           (0.09)           (0.07)           (0.03)            0.00
                                              ----------       ----------       ----------       ----------       ----------
   Net asset value, end of period             $     5.93       $     7.23       $     8.77       $     7.91       $     6.10
                                              ----------       ----------       ----------       ----------       ----------

PORTFOLIO TOTAL RETURN                             -17.0%           -16.6%            11.7%            30.3%            22.0%

RATIOS & SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)        $    5,532       $    5,975       $    7,365       $    4,528       $      386
   Ratio to average net assets:
      Expenses after waivers and
         reimbursements                             0.15%            0.15%            0.15%            0.15%            0.15%(b)
      Expenses before waivers and
         reimbursements                             0.93%            0.68%            0.47%            0.90%            9.73%(b)
      Net investment income (loss) after
         waivers and reimbursements                 1.35%            1.15%            0.98%            1.06%            1.47%(b)

Portfolio turnover rate                             40.8%            24.0%            25.9%            16.6%            64.3%

  (a) July 31,1997 was the commencement of operations.

  (b) Annualized for periods less than a year.

         ULTRA-LARGE 35 INDEX REDEMPTION REIMBURSEMENT FEE: This Portfolio is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a 1% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption reimbursement fee for shareholders who receive the following Tuesday's net asset value. Implementation of the fee will be communicated to shareholders both on Bridgeway's web site and the outgoing message of its phone system (800-661-3550). The Adviser will make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption. This fee accrues to the Fund itself, not to the Adviser.

                             THE BALANCED PORTFOLIO

         INVESTMENT OBJECTIVE: To provide a high current return with short-term risk less than or equal to 40% of the stock market.

                                   TRANSLATION

                           What is "short-term risk?"


         As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A portfolio beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the portfolio. "Downside risk," is independent of the timing of stock market moves. A "downside risk" of 40% means that the total of all negative monthly portfolio returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market.

         PRINCIPAL INVESTMENT STRATEGY: The Balanced Portfolio uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of Portfolio assets may be invested in option writing. In most market environments, covered calls and secured puts afford the investor some "cushion" against a stock market decline, but more limited appreciation potential in a stock market rise. The Portfolio may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Portfolio will write options in the amounts the Adviser believes is appropriate in achieving its investment objective.


                                   TRANSLATION

                    What are covered calls and secured puts?


         Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Portfolio will sell a call only on a stock that the Portfolio owns. This is called a "covered" call. A put is a contract to sell a set number of shares of a stock (called the "underlying stock") on a certain future date at a specified price. A "secured put" indicates that the Portfolio owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

                                   TRANSLATION

               How does this Portfolio compare to most bond funds
                           and other balanced funds?

         Historically, two types of mutual funds have had volatility comparable to that targeted by this Portfolio - bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate and long-term bonds, this Portfolio should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Portfolio's option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Portfolio seeks to provide an efficient trade off between short-term risk and return.

         The second main strategy is fixed income investments. The adviser normally invests at least 25% of the Portfolio's total assets in fixed income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed income instruments. The proportions and durations held in the various fixed income securities may be revised in light of the Adviser's appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In addition, the Portfolio's strategy with respect to credit rating may vary over time. In selecting fixed income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. In the first year of the Portfolio, the Adviser may limit fixed income investments to U.S. government securities. However, in some years the fixed income part of the Portfolio could be invested in less than investment grade bonds.

         To summarize, selling covered call and secured put options reduces the Portfolio's volatility and provides some cash flow, which is the Portfolio's primary source of return. The combination of stock and fixed income investments and the steady cash flow from the sale of call and put options is designed to provide the Portfolio with more stable returns over a wide range of fixed income and equity market environments.

         PRINCIPAL RISK FACTORS: The Portfolio's stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. Also, the Adviser may not always write options on the full number of shares of stock it owns, exposing the Portfolio to the full market risk of these shares.

         Another important risk is that the individual stocks in the Portfolio may not perform as well as expected.

         The Portfolio invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than larger companies.

         The Portfolio's fixed income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

         A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Portfolio's option strategies may not fully protect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the portfolio manager and support personnel.

         In summary, the Portfolio could experience a loss in the stock, option, and fixed income portions of its holdings at the same time. Thus, the value of your investment in the Portfolio may go up or down, which means that you could lose money.

         WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a mid- to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. It is not an appropriate investment for short-term investors or those who would panic during a major market correction.

         PERFORMANCE: No performance chart appears in this section since the Portfolio has not been in existence for one full calendar year. The table below shows how the Portfolio's average annual returns for one year and since inception compare with those of a broad-based stock market index. This information is based on past performance. Past performance (before and after taxes) is not a prediction of future results.

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/02

                                                                             SINCE INCEPTION
 FUND / INDEX                                                   1 YEAR          (6/30/01)
                                                             ------------    ---------------
 Bridgeway Balanced
    Return Before Taxes                                            -0.78%           -0.78%
    Return After Taxes on Distributions(1)                         -1.00%           -0.98%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                                   -0.49%           -0.48%
S&P 500 Index(2) (reflects no deductions for fees,
   expenses or taxes)                                             -17.99%          -17.99%
Bloomberg/EFFAS Bond Index(3) (reflects no deductions
   for fees, expenses or taxes)                                     6.74%            6.74%
Balanced Benchmark(4) (reflects no deductions for fees,
   expenses or taxes)                                              -3.15%           -3.15%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may br higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) Performance of Balanced Fund Index as measured by Lipper, Inc.

(3) The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market.

(4) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested.) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index.

         FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


                          BALANCED PORTFOLIO FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                              None
Sales Charge (Load) Imposed on Reinvested Dividends                                   None
Redemption Fees                                                                       None
Exchange Fees                                                                         None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                                       0.60%
Distribution (12b-1) Fees(2)                                                          0.00%
Other Expenses(3)                                                                     1.47%
                                                                                      ----
   Total Operating Expenses                                                           2.07%
Fee Waiver(3)                                                                        (1.13%)
                                                                                     -----
   Net Expenses                                                                       0.94%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) Based on estimated amounts for the new portfolio. The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94%. This management contract expires June 30, 2003. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       BALANCED PORTFOLIO EXPENSE EXAMPLE

                       1 Year         3 Years         5 Years         10 Years
                       ------         -------         -------         --------
    Expenses            $99             $738           $1,403          $3,183

    FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PWC, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                               BALANCED PORTFOLIO

                                                       Year
                                                   Ended 6/30/02     6/30/01(a)
                                                   -------------     ----------
PER SHARE DATA
 Net Asset Value, beginning of period               $    10.00       $    10.00
                                                    ----------       ----------
 Income (Loss) from investment operations
     Net Investment income (loss)                         0.04             0.00
     Net realized and unrealized gain (loss)             (0.12)            0.00
                                                    ----------       ----------
        Total from investment operations                 (0.08)            0.00
                                                    ----------       ----------
 Less distributions to shareholders
     Net investment income                               (0.05)            0.00
     Net realized gains                                   0.00             0.00
                                                    ----------       ----------
        Total distributions                              (0.05)            0.00
                                                    ----------       ----------
 Net asset value, end of period                     $     9.87       $    10.00
                                                    ----------       ----------

PORTFOLIO TOTAL RETURN                                   -0.8%             0.00%

RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)                $    4,960       $      370
 Ratio to average net assets:
     Expenses after waivers and reimbursements            0.94%            0.00%
     Expenses before waivers and reimbursements           2.07%            0.00%
     Net investment income (loss) after waivers
        and reimbursements                                0.49%            0.00%

Portfolio turnover rate                                  112.5%            0.00%


(a) June 30, 2001 was initial offering.

MANAGEMENT OF THE FUND

         The Fund's Board of Directors oversees the Fund management, decides on matters of general policy, and reviews the activities of the Fund's Adviser. The Board also makes decisions concerning investment strategies, but will not change a Portfolio's stated size limitations or closing commitments without a vote of shareholders. The Fund's officers conduct and supervise its daily business operations. Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, acts as the Investment Adviser. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. John Montgomery, President of the Fund and the Adviser, has managed the affairs of the Portfolios of the Fund since inception. He selects the securities of six of the Bridgeway Fund Portfolios. Richard P. Cancelmo Jr. is the Portfolio Manager of the Bridgeway Balanced Portfolio. He is also Bridgeway's head of equity trading. John and Dick are assisted by other employees who provide them with research and trading assistance.

         The Adviser is responsible for the investment and reinvestment of the Fund's assets and provides the Fund with:

o        executive and other personnel,

o        office space and other facilities,

o        administrative services, and

o        supervision of the Fund's daily business affairs.

It formulates and implements a continuous investment program for the Fund, consistent with the investment objectives, policies, and restrictions of each of its Portfolios. For the fiscal year ended June 30, 2002, the Adviser received the following investment advisory fees:

             MANAGEMENT FEE FOR THE FISCAL YEAR ENDED JUNE 30, 2001(1)

                                                           PERFORMANCE-BASED
        PORTFOLIO                     MANAGEMENT FEE           FEE RANGE
        ---------                     --------------       -----------------

Aggressive Investors 1                     1.60%             0.20 to 1.60%
Aggressive Investors 2                     0.90%             0.20 to 1.60%
Ultra-Small Company                        0.90%                  NA
Ultra-Small Company Tax Advantage          0.50%                  NA
Ultra-Large 35 Index                       0.08%                  NA
Micro-Cap Limited                          1.60%             0.20 to 1.60%
Balanced                                   0.60%                  NA

(1) All fees in this table are expressed as a percentage of average net assets.

Micro-Cap Limited, Aggressive Investors 1 and Aggressive Investors 2 have performance-based fees which vary from 0.20% to 1.6% of net assets, depending on performance relative to a market index over the last five years (or since inception if the Portfolio is not yet five years old). The fee for Ultra-Small Company and the base fee for Micro-Cap Limited are calculated as follows: from $0 to $27.5 million in net assets, the fee is 0.90%. From 27.5 million to $55 million, the fee is $495,000 subject to a maximum 1.49%. Above $55 million, the fee is 0.90%.

                                   TRANSLATION

                      Who Manages the Bridgeway Portfolios?

         John Montgomery is the founder of Bridgeway Capital Management, Inc. and portfolio manager for six Bridgeway Portfolios. He holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. John began applying these methods to his own investments in 1985. Over the next six years, this investment style proved more successful than even John had expected. He left his full-time position in the transportation industry at the end of 1991 to perform full time research on his investment models, to study the mutual fund industry, and to write a business plan for Bridgeway.

         Richard P. Cancelmo Jr. is the portfolio manager of the Bridgeway Balanced Portfolio and has been head of equity trading for Bridgeway Capital Management, Inc. since February 2000. He holds a bachelor degree from Washington and Lee University. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of the Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on the options trading desk and in the brokerage area at Paine Webber, Inc. Before joining Bridgeway, he was President of Cancelmo Capital Management, Inc. and the West University Fund, Inc.

                      Who is Bridgeway Capital Management?

         Bridgeway Capital Management was incorporated in 1993 and Bridgeway Fund in 1994. The advisory firm has a very lean cost structure, relying heavily on computers and a small, but very talented and dedicated team of employees. These factors have enabled the firm to offer products unique to the mutual fund industry. Bridgeway Ultra-Small Company and Ultra-Small Company Tax Advantage Portfolios are committed to investing long-term in public companies smaller than any other mutual fund. As of June 30, 2002, Bridgeway Ultra-Large 35 Index Portfolio had the lowest expense ratio of any retail mutual fund in America based on data from Morningstar. Bridgeway's Balanced Portfolio carries on this tradition with a unique strategy to manage risk.

         Bridgeway has an unusual corporate culture with a high energy, fun, but modest atmosphere. Stressing process and results over titles and status, no Bridgeway employee, including John, can make more than 7 times the total compensation of the lowest paid employee. The firm ascribes to four business values: integrity, investment performance, cost efficiency, and service.

CODE OF ETHICS

         Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. Neither the Fund nor the
Adviser:

o        takes part in directed brokerage arrangements,

o        pays soft dollar commissions,

o        has a brokerage relationship with any affiliated organization, or

o        will invest in tobacco companies.

The Fund portfolio managers are encouraged to invest in shares of the Fund and are not allowed to purchase shares of equity securities that the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics.

         Copies of the Code of Ethics may be obtained from our web address www.bridgewayfund.com/ethics.htm. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to write or call the Fund.

                                   TRANSLATION

                 What's the Big Deal About the "Code of Ethics"?

         At Bridgeway, we take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between the Fund and its Adviser. We try to ensure that the interests of the Adviser reflect those of Fund shareholders.

NET ASSET VALUE OR NAV

         The net asset value per share of each Portfolio is the value of the Portfolio's investments plus other assets, less its liabilities divided by the number of Portfolio shares outstanding. The value of the Portfolio's securities is determined by the market value of these securities.

         Because the Fund charges no sales fee, the price you pay for shares is the Portfolio's net asset value (NAV). The Fund is open for business every day the New York Stock Exchange (NYSE) is open. Every buy or sell order you place in the proper form will go through at the next NAV calculated after your order has been received. The Adviser calculates the NAV for each Portfolio at the end of regular trading on the NYSE on business days, usually 4:00 p.m. eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Currently, the plan is to use prices based on the 4:00 p.m. Eastern Time close. Mutual fund marketplaces and members of the National Securities Clearing Corporation (NSCC) may have an earlier cut-off time for pricing your transaction.

         Because foreign markets may be open on days when US. markets are closed, the value of foreign securities owned by a Portfolio could change on days when you cannot buy or sell Fund shares. The NAV of each Portfolio, however, will not change until the next time it is calculated.

DISTRIBUTION OF FUND SHARES

         The Adviser pays for all Fund distribution costs. The Adviser may pay up to 0.25% of the average daily net assets attributable to broker/dealers, registered representatives, retirement plan consultants, or fund marketplaces that help distribute the Fund. Any such distribution arrangement must be approved by a majority of independent Fund directors. Any fee paid to fund marketplaces for transfer agency costs (not distribution) will be paid by the Fund itself. In accordance with Board policy, such transfer agency costs will not exceed a rate equal to the lesser of Bridgeway Fund's internal rate, or a rate representative of a comparable industry benchmark. On October 15, 1996 shareholders approved a 12b-1 Plan whereby the Fund acts as its own distributor, and the Adviser pays all distribution expenses. Shareholders pay no 12b-1 fee. The Board has reapproved the Plan each year.

HOW TO PURCHASE AND REDEEM SHARES

         NEW SHAREHOLDERS

         New shareholders of the Fund may purchase shares through the mutual fund marketplaces and through any member of the National Securities Clearing Corporation (NSCC).

         Fund marketplaces and brokers who are members of National Securities Clearing Corporation offer Bridgeway Fund shares at transaction fees ranging from $18 to $200. These fees vary and do change. Some of the fee-paid marketplaces include: Ameritrade (800-669-3900), TD Waterhouse (800-934-4443), Charles Schwab & Co (800-225-8570), Vanguard (800-992-8327), Dreyfus
(800-416-7113) and Fidelity (800-544-3902).

         Two mutual fund marketplaces, E*Trade Securities (800-786-2575) and Scottrade Securities (800-619-7283), offer shares of Bridgeway Fund on a "no-transaction fee basis" after establishing an account by sending a completed application and a minimum initial investment of $2,000. After receiving account verification, investors may place trades over the Internet or by voice response system for no charge. If you need assistance in setting up a marketplace account or have questions about how to purchase Bridgeway Fund shares in this manner, please call the Fund at 800-661-3550. Additional information on fee-paid marketplaces is available on our web site, www.bridgewayfund.com or by calling the Fund at 800-661-3550.

         The minimum initial investment in any Fund Portfolio is $2,000, although some marketplaces may require a higher amount. The minimum subsequent investment is determined by the fund marketplace. The Fund reserves the right to reject any order.

         Shareholders of the Fund who purchase shares through marketplaces or members of NSCC should contact those organizations for redemption instructions.

         DIRECT SHAREHOLDERS PRIOR TO JUNE 5, 1998

         Shareholders who bought Fund shares directly from Bridgeway before June 5, 1998, may continue to make direct investments in any actively managed open Portfolio. Investments are subject to the initial minimum purchase of $2,000 per Portfolio and closing restrictions as outlined elsewhere in this Prospectus. The minimum subsequent investment is $500. On an exception basis, potential new shareholders who wish to invest at least $50,000 in Aggressive Investors 2 Portfolio or Balanced Portfolio may also invest directly by requesting an application from the Fund (800-661-3550).

         Shareholders who purchased shares directly from Bridgeway may redeem shares by the method selected on the original application: either telephone redemption or by a request in writing. Telephone redemptions placed to the Fund at 800-661-3550 prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will receive that day's closing price. Redemptions placed by written instructions may be mailed or delivered to 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448. Redemption requests by fax or e-mail will not be accepted. The written request must specify the number of shares or dollars to be redeemed and be signed by a registered owner with the signature medallion guaranteed by a member of a national securities exchange or a commercial bank. A medallion signature guarantee is not the same as a notarization, and an acknowledgement by a notary public is not an acceptable substitute. The request will not be accepted unless it contains all required documents in proper form, as described above. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

         Redemption proceeds will be sent by check, to the address of record only. Payment for shares redeemed will usually be mailed the day after such shares are priced. In unusual circumstances, processing the redemption request may take up to five business days.

         FREQUENT TRADING OF FUND SHARES

         The Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long-term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among Portfolios. Shareholders of Ultra-Small Company Tax Advantage Portfolio will incur a 2% redemption reimbursement fee for shares held less than six months.

         REDEMPTION OF VERY SMALL ACCOUNTS

         In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption. The Fund will give shareholders of accounts valued at less than $1,000 sixty days prior written notice in which to purchase sufficient shares to avoid such redemption.

         REDEMPTION OF VERY LARGE ACCOUNTS

         While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway at least a week in advance before you redeem an amount of $250,000 or more. We must consider the interests of all fund shareholders and reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

TAX-SHELTERED RETIREMENT PLANS

         Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact the marketplaces previously described.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Fund declares dividends from net investment income and distributions from net capital gains annually and pays any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Fund will be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

         HOW DISTRIBUTIONS ARE TAXED

         The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in any of the portfolios.

         Except for retirement accounts such as IRA, Keogh, and other tax advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them, except that if they are paid to you in January, they are taxable as if they had been paid the previous year.

         Income dividends and short-term capital gain distributions are generally taxed as ordinary income. Long-term capital gain distributions are generally taxed at long-term capital gains rates. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

         HOW TRANSACTIONS ARE TAXED

         When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Portfolios, usually have tax consequences. Tax-advantaged retirement accounts will not be affected.

         TAXES WITHHELD

         By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

INVESTMENT TECHNIQUES

The following table facilitates a comparison of investment techniques which may be used by each portfolio.

                                                            Ultra-
                                                            Small              Ultra-
                                                   Ultra-  Company    Micro-   Large
                         Aggressive   Aggressive   Small     Tax        Cap     35
                        Investors 1  Investors 2  Company  Advantage  Limited  Index    Balanced
                        -----------  -----------  -------  ---------  -------  ------   --------
Borrowing
(leveraging)*              Yes          Yes         No       No         No        ***       No
Hedging                    Yes          Yes         No       No         No        No        Yes
Options (stock index)      Yes          Yes         No       No         No        No        Yes
Futures (stock index)      Yes          Yes         **       **         **        No        Yes
Options (other)            Yes          Yes         No       No         No        No        Yes
Futures (other)            Yes          Yes         No       No         No        No        Yes
Covered Calls              Yes          Yes         No       No         No        No        Yes
Secured Puts               Yes          Yes         No       No         No        No        Yes
Short-sales                Yes          Yes         No       No         No        ***       Yes
Warrants                   Yes          Yes         No       No         No        No        Yes
Foreign companies/
ADRs                       Yes          Yes         Yes      No         Yes       No        Yes
Closed-end investment
   companies               Yes          Yes         No       No         No        No        No
Lending securities         Yes          Yes         No       Yes        Yes       Yes       Yes
New issues/
Unseasoned companies       Yes          Yes         Yes      Yes        Yes       No        Yes
High turnover              Yes          Yes         Yes      No         Yes       No        Yes
Short-term trading         Yes          Yes         Yes      No         Yes       No        Yes

  * Any Portfolio may borrow on a temporary short-term basis, for example in order to meet a redemption request.

 ** The Ultra-Small Company, Ultra-Small Company Tax Advantage and Micro-Cap Limited Portfolios may only take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. No more than 35% of portfolio net assets will be at risk in this limited use of stock index futures.

*** The Ultra-Large 35 Index Portfolio will only borrow on a temporary basis for the purpose of selling short "against the box."

TAX EFFICIENCY

         The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

         An important aspect of fund ownership in a taxable account is the tax efficiency of the portfolio. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Portfolio through June 30, 2002. It assumes that a shareholder was invested in the Portfolio for the full period since inception, had paid taxes at the maximum federal marginal rates and continues to hold the shares. Currently, these rates are 39.1% for income, 39.1% for short-term capital gains, and 20% for long-term capital gains (those of more than one year). These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have gone up in value but have not been sold. It also ignores the taxes an individual would pay if they sold their Bridgeway shares. The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of our fiscal year, June 30, 2002.

                          BRIDGEWAY FUND TAX EFFICIENCY

                                                % Tax            Efficiency
                                                 for         % Tax Efficiency
Portfolio                                     Shares Held      for Shares Sold
---------                                     -----------    -----------------
Aggressive Investors 1                          88.71%             77.52%
Aggressive Investors 2                            New                New
Ultra-Small Company                             87.75%             77.50%
Ultra-Small Company Tax Advantage               99.68%             91.22%
Micro-Cap Limited                               96.89%             87.09%
Ultra-Large 35 Index                            98.59%             95.66%
Balanced                                        99.80%            100.30%

         Bridgeway pays attention to taxes in all its portfolios. However, the active management style of Ultra-Small Company, Aggressive Investors 1, Aggressive Investors 2, Micro-Cap Limited and Balanced make these portfolios less tax-efficient than Ultra-Large 35 Index and Ultra-Small Company Tax Advantage. Ultra-Large 35 Index and Ultra-Small Company Tax Advantage have been extremely tax efficient, even among index funds.

         Neither the Ultra-Large 35 Index Portfolio nor the Ultra-Small Company Tax Advantage Portfolio has distributed capital gains in the five years since inception; we expect none in the sixth year. However, these portfolios do distribute taxable dividend income.

BRIDGEWAY'S PRIVACY POLICY

         As the investment adviser for Bridgeway Fund, Inc., Bridgeway Capital Management, Inc. invests the assets of the portfolios and manages their day-to-day business. On behalf of the Bridgeway portfolios and on behalf of the management company, Bridgeway makes the following assurance of your privacy.

         BRIDGEWAY'S COMMITMENT TO YOU

We work hard to respect the privacy of your personal and financial data.

         NOT USING YOUR PERSONAL DATA FOR OUR FINANCIAL GAIN

         Bridgeway has never sold shareholder information to any other party, nor have we exchanged such data with any other organization. Moreover, we have no plans to do so in the future. We will notify you prior to making any change in this policy. As a Fund shareholder, you compensate the Adviser, Bridgeway Capital Management, Inc., through a management fee; this is how we earn our money for managing yours. We go to some extraordinary lengths to minimize conflicts of interest between the Adviser and Bridgeway Fund. Our policy of not selling your data is an extension of this practice.

         HOW WE USE YOUR PERSONAL AND FINANCIAL DATA

         We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

         THE INFORMATION WE COLLECT ABOUT YOU

         You typically provide personal information when you complete a Bridgeway account application or when you request a transaction that involves Bridgeway, either directly or through a fund supermarket. This information may include your:

o        Name, address and phone numbers

o        Social security or taxpayer identification number

o        Birth date and beneficiary information (for IRA applications)

o        Basic trust document information (for trusts only)

o        Account balance Investment activity.

         HOW WE PROTECT YOUR PERSONAL INFORMATION

         As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

o To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask to transfer assets from another financial institution to Bridgeway, we will need to provide certain information about you to that company to complete the transaction.

o In certain instances, we may contract with nonaffiliated companies to perform services for us, such as duplicating and distributing shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. And, we require these third parties to treat your private information with the same high degree of confidentiality that we do.

o Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

         HOW WE PROTECT ONLINE PRIVACY

         Our Web site has a wealth of information. However, it is one directional. You can get information on Bridgeway, but we can't get information on you when you visit. We do no direct electronic transactions, and your account information is not available on line. Therefore, it is not possible to steal your information by logging into Bridgeway's Web site. In addition, www.bridgewayfund.com does not make use of "HTTP cookies" -- pieces of information that sites often collect from or leave with visitors.

         HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

         We restrict access to your information to those Bridgeway employees who need to know the information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your personal information.

         FUND MARKETPLACES OR OTHER BROKERAGE FIRMS

         Most Bridgeway shareholders purchase their shares through fund marketplaces. Please contact those firms for their own policies with respect to privacy issues.

         WHAT YOU CAN DO

         For your protection, we recommend that you do not provide your account information, user name or password to anyone except a Bridgeway employee as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

         WE WILL KEEP YOU INFORMED

         As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify our policy at any time. Rest assured that if we do change it, we will tell you promptly.

         FOR MORE INFORMATION

         Bridgeway's STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Fund and its adviser, Bridgeway Capital Management, Inc. It's "the fine print," and is incorporated here by reference.

         SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period. They provide details of our performance versus performance benchmarks, our top ten holdings (for our actively managed portfolios), a detailed list of holdings twice annually, and more about Bridgeway's investment strategy. While these letters are usually a bit long (and sometimes lively), the first two sentences tell you how the portfolio did in the most recent quarter and the portfolio manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well. The shareholder reports of the previous and current fiscal years are incorporated here by reference, making them legally part of the prospectus.

         Other documents, for example the CODE OF ETHICS, are also available.

         TO CONTACT BRIDGEWAY FOR A FREE ELECTRONIC OR PRINTED COPY OF THESE DOCUMENTS OR FOR YOUR QUESTIONS:

o        Consult our website: www.bridgewayfund.com

o        E-mail us at: funds@bridgewayfund.com

o        Write to us at: Bridgeway Fund, Inc.

                         5615 Kirby Drive, Suite 518

                         Houston, TX 77005-2448

o      Call us at: 800-661-3550, or in Houston at 713-661-3500.

         INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

         You can review and copy information about our Fund (including the SAI) at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 800-942-8090. Reports and other information about the Fund are also available on the SEC's website www.sec.gov/cgi-bin/srch-edgar?text=bridgeway. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington DC 20549-6009.

         Bridgeway Fund's Investment Company Act file number is 811-08200.

BRIDGEWAY FUND, INC.                    INDEPENDENT ACCOUNTANTS
5615 KIRBY DRIVE, SUITE 518             PRICEWATERHOUSECOOPERS LLP
HOUSTON, TX. 77005-2448                 1201 LOUISIANA STREET, SUITE 2900
713 661-3500                            HOUSTON, TX. 77002
800 661-3550

                              BRIDGEWAY FUND, INC.

                       Statement of Additional Information


                             Dated October 31, 2002




This Statement of Additional Information (SAI) is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund, Inc. (the "Fund"), dated October 31, 2002, which incorporates this document by reference. All seven Bridgeway Fund portfolios are represented in the prospectus and the
SAI: the Aggressive Investors 1 Portfolio, Aggressive Investors 2 Portfolio, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio, Ultra-Large 35 Index Portfolio, and the Balanced Portfolio. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500 or from our web site at www.bridgewayfund.com. Bridgeway Fund, Inc. is a Maryland corporation, incorporated on October 19, 1993. Bridgeway Capital Management, Inc. is a Texas corporation, incorporated on July 12, 1993.




                                TABLE OF CONTENTS

                                                                                Cross-reference
                                                                                to page in the
                                                            Page                  Prospectus

Investment Objectives and Policies                            2            3, 8, 12, 17, 22, 27, 32
Risk Factors                                                  3            4, 9, 13, 18, 23, 28, 34
Investment Restrictions                                       7            4, 9, 13, 18, 23, 28, 34
U.S. Government Securities                                    9                        -
Foreign Securities                                            9                       42
New Issues and Closed End Funds                               9                       42
Management                                                   10                       36
The Management Agreement                                     11                        -
Security Selection Process                                   17            3, 8, 12, 17, 22, 27, 32
Disclaimer-CRSP                                              17                        -
Portfolio Transactions and Brokerage                         18                        -
Net Asset Value                                              18                       38
Redemption in Kind                                           19                       41
Taxation                                                     19                       41
Dividends and Distributions                                  20                       41
Performance Information                                      20            5, 11, 14, 19, 24, 29, 35
Allocation of Trades to Clients                              21                       NA
General Information                                          22                      2, 44
Financial Statements                                         24                        -

INVESTMENT OBJECTIVES AND POLICIES



The Fund was organized as a diversified series fund with two initial portfolios or series: Ultra-Small Company Portfolio and Aggressive Investors 1 Portfolio (formerly the Aggressive Growth Portfolio), Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio were added on July 20, 1997; the Micro-Cap Limited Portfolio was added on June 5, 1998; the Balanced Portfolio was added on June 30, 2001; the Aggressive Investors 2 Portfolio was added on October 31, 2001. Bridgeway Capital Management, Inc. is the Investment Adviser (hereinafter referred to by name or as the "Manager," or the "Adviser") for the seven Portfolios. Aggressive Investors 1 Portfolio, Aggressive Investors 2 Portfolio, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio and Ultra-Large 35 Index Portfolio have as their investment objective to provide total return (capital appreciation and current income), but the first five of these focus primarily on capital appreciation. The Balanced Portfolio has an investment objective of a high current return. There can be no assurance that the Portfolios will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by the Adviser in Bridgeway's actively managed portfolios, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis. The Ultra-Small Company and the Micro-Cap Limited portfolios closed completely on December 10, 2001 and January 7, 2002 respectively, when assets in each portfolio exceeded $55 million. The Social Responsibility Portfolio, previously a series of Bridgeway Fund, was merged into the Calvert Large Cap Growth Fund on October 31, 2000. Bridgeway Capital Management is the sub-adviser of this Calvert Fund.


The Adviser may engage in "tax management" of each Bridgeway portfolio, when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Portfolio turnover. The Adviser uses the full breadth of its tax management tools only in the Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Portfolio and for more details.

The Portfolios' investment policies are described in the Fund's prospectus. Additional disclosure appears below.

The Aggressive Investors 1 Portfolio and Aggressive Investors 2 Portfolio may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, these Portfolios will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, Portfolio exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by the estimated portfolio beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of the Aggressive Investors 1 Portfolio or Aggressive Investors 2 Portfolio net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net assets. Subject to these two limiting constraints and applicable laws these Portfolios (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.

The Ultra-Small Company, Ultra-Small Company Tax Advantage, and Micro-Cap Limited Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the portfolio were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed the amount of portfolio cash. In no case will the use of futures in this way exceed 35% of Portfolio total assets.

The Ultra-Small Company Portfolio will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited Portfolio will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only periodically invest in ultra-small companies, since the Ultra-Small Company Portfolio has "right of first refusal" over Micro-Cap Limited on all ultra-small companies identified as potential buys, but it may do so to offset the market cap weighting of stocks that have appreciated above micro-cap size. Thus, any ultra-small stocks in the Micro-Cap Limited Portfolio will be counted along with micro-cap stocks for the purpose of meeting the 80% test.

The Ultra-Large 35 Index Portfolio seeks to track the Ultra-Large 35 Index with a degree of accuracy resulting in a correlation coefficient between the Portfolio and the underlying index of at least 0.95. When this standard is not met, the Adviser will apprise the Board of Directors of proposed actions and time frames to bring the Portfolio back into line with the standard.

The Balanced Portfolio will write (sell) option contracts. In return for the premium received, a covered call option writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice, he cannot effect a closing purchase transaction. If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period, which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

The Balanced Portfolio will also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Portfolio's sale of a put option to a third party for a premium and the Portfolio's concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Portfolio at the exercise price at any time during a specified time period.

The Balanced Portfolio will only write secured put options in circumstances where the Portfolio desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Portfolio are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation (the "Clearing Corporation" or "OCC"). When the Portfolio writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Portfolio could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. While the Portfolio's potential gain on a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Portfolio risks a loss equal to the entire value of the stock.

RISK FACTORS

A discussion of risk for each of the Fund portfolios appears in the prospectus. Because the Ultra-Small Company, Ultra-Small Company Tax Advantage and Micro-Cap Limited Portfolios invest in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. The statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2002 Yearbook.


Short-term Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) is much higher than that exhibited by large stocks, bonds or Treasury Bills. To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors normally think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks), which an investor needs in a one-year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the immediate future in Ultra-Small Company, Ultra-Small Company Tax Advantage Portfolio or the Micro-Cap Limited Portfolio.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period, however. For example, from 1994 through 1998, large stocks significantly outperformed small and ultra-small stocks.


                                     Table A
      Short-term Risk Characteristics of Various Asset Classes (1926-2001)

                                             L T Govt.  L T Corp.    Large     Small   Micro-Cap   Ultra-Small
                                    T-Bills      Bonds      Bonds   Stocks    Stocks      Stocks        Stocks
Avg. Annual Return                     3.8%       5.3%       5.8%    10.7%     11.6%       12.0%         13.4%
Std. Deviation                         3.2%       9.4%       8.6%    20.2%     30.4%       36.9%         45.6%
Beta (U.S. large stocks)                NA         NA         NA      1.0       1.3         1.4           1.7
Worst calendar year (1926-2001)         NA       -9.2%      -8.1%   -43.3%    -49.2%      -51.7%        -55.6%
Worst calendar year (1940-2001)         NA       -9.2%      -8.1%   -26.5%    -37.5%      -38.9%        -41.7%
% of 1-year declines                     0%        28%        22%      29%       36%         36%           36%
% of 3-year declines                     0%        15%        12%      14%       18%         19%           25%
% of 5-year declines                     0%        10%         6%      11%       13%         17%           15%

Long-term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short-term have been particularly vulnerable to the effects of inflation in the long-term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 2001 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.

                                     Table B
             Long-term Risk Characteristics of Various Asset Classes
                       ADJUSTED FOR INFLATION (1926-2001)


                                         L T Govt.  L T Corp.      Large      Small  Micro-cap  Ultra-Small
                                T-Bills      Bonds      Bonds     Stocks     Stocks     Stocks       Stocks
Worst 16-year period             -43.9%     -49.4%     -46.5%     -14.6%      -3.1%     -16.9%        +7.0%
% 16-year declines                35.0%      58.0%      43.0%       2.0%       2.0%       1.3%         0.0%

There are special factors to consider relating to investing in the Aggressive Investors 1 Portfolio and Aggressive Investors 2 Portfolio. These Portfolios may
1) borrow money from banks up to 50% of the net assets, and 2) purchase and sell futures and options on stock indexes, interest rate and currency instruments, among others (see "Investment Techniques" in the Prospectus). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Portfolio's assets and the net asset value of its shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for short-term temporary purposes (for example, to meet a redemption) or for the purpose of making short sales "against the box" (short sales of securities owned). A short sale against the box would happen only in the event that a redemption would otherwise cause a distribution of capital gains. The Aggressive Investors 1 Portfolio and Aggressive Investors 2 Portfolio higher turnover (more frequent trading) will expose them to increased cost and risk.

The Aggressive Investors 1, Aggressive Investors 2 and Balanced Portfolios may also purchase warrants, invest up to 5% of assets in the securities of new issues or "unseasoned issues" that have been in operation less than three years, engage in short-term trading, invest up to 10% of its total assets in foreign securities and American Depository Receipts (ADR's) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio total assets in a closed-end investment company, lend portfolio securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash or liquid assets in segregated accounts, also represent potentially higher risk for Aggressive Investors 1 and Aggressive Investors 2 shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Investors 1 Portfolio will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in interest bearing short-term investments held by the Fund's custodian or broker or both.

Because the Balanced Portfolio invests in bonds, it has interest rate risk, credit risk and prepayment risk. Interest rate risk means that bonds may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

Shareholders of any Portfolio could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities.

Although the Adviser believes that the investment techniques it employs to manage risk in the Aggressive Investors 1 and Aggressive Investors 2 Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indexes or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls and/or puts in the Aggressive Investors 1 and Aggressive Investors 2 Portfolios to increase or decrease portfolio exposure to stock market risk as indicated by statistical models. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Investors 1 and Aggressive Investors 2 Portfolios may buy or sell any financial or commodity futures, calls or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non hedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold and wheat among others. Likewise, the Balanced Portfolio may purchase or sell any financial (but not commodity) futures, puts or calls within the scope of its investment objective and strategy. Options and futures can be volatile investments and may not perform as expected.

The Adviser's goal in the Aggressive Investors 1 and Aggressive Investors 2 Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). The Adviser's goal in the Balanced Portfolio is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short-term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for the Ultra-Small Company Tax Advantage, Micro-Cap Limited and Aggressive Investors 1 Portfolios. The Adviser manages this risk

   - in the Ultra-Small Company, Micro-Cap Limited and Aggressive Investors 1 Portfolios by its low closing commitment,

   - in Ultra-Small Company Tax Advantage and Ultra-Large 35 Index by contingent redemption reimbursement fees,

   - in all Portfolios by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

   -  in all Portfolios by limiting exposure to any one security, and

   -  in all Portfolios by maintaining some very liquid stocks.

The principal reason for writing covered calls and secured puts on a securities portfolio is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by the Portfolio will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not, at times, render certain of the facilities of the Clearing Corporation and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.


Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor, or group of investors acting in concert, (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. At the date of the Prospectus, the only such limits that may affect the operations of the Portfolio are those that limit the writing of call options on the same underlying security by an investor or such group to 75,000 options (7,500,000 shares), 60,000 options (6,000,000 shares), 31,500 options
(3,150,000 shares), 22,500 options (2,250,000 shares), or 13,500 options
(1,350,000 shares) in each class regardless of expiration date. Whether the applicable limit is 75,000, 60,000, 31,500, 22,500 or 13,500 options is determined by the most recent six-month trading volume of the underlying security. Every six months each exchange reviews the status of underlying securities to determine which limit should apply. These position limits may restrict the number of options that the Portfolio can write on a particular security.


Portfolio Turnover Rate Considerations


In the Aggressive Investors 1, Aggressive Investors 2 and Balanced Portfolios, turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth and balanced funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal 2002, the Aggressive Investor 1 Portfolio's turnover rate was 154.0%.


INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

As indicated in the following list, the Fund's portfolios may not:

         1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

         2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

         3. Issue senior securities, except that the Aggressive Investors 1 and Aggressive Investors 2 Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes. In addition, the Ultra-Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.


         4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Small Company Tax Advantage, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.

         5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Investors 1 and Aggressive Investors 2 Portfolios may invest in any commodity options or futures.

         6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).

         7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company Tax Advantage, Micro-Cap Limited, Ultra-Large 35 Index and Balanced Portfolios may lend their portfolio securities to others on a fully collateralized basis.

         8. Make investments for the purpose of exercising control or management.

         9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.

         10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

         11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

         12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class and all debt issues as a single class).

         13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock ExchangeS). However, the Ultra-Small Company, Ultra-Small Company Tax Advantage, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not purchase any warrants.

         15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

         16. Invest in oil, gas or mineral related programs, partnerships or leases.

         17. Invest in securities that would cause the Ultra-Large 35 Index Portfolio to violate the Board approved policy to weight the Portfolio's sector composition within one and one-half percentage points of the sector composition of its index.

U.S. GOVERNMENT SECURITIES


The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.


FOREIGN SECURITIES

The Fund may invest up to 10% of its total assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards;
(12) price volatility; and 13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS

The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers" those, which together with any predecessor have been in continuous operation for fewer than three years. These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund is not restricted as to purchase of "new issuers" that have been in continuous operation for more than three years, although these may also exhibit higher volatility and risk.

The Fund may also invest up to 5% of total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT


The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Adviser and Custodian. The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors. From the Fund's inception to February 15, 2002 the Independent Directors functioned as the Audit Committee, selecting the auditor and meeting with the auditor annually. The committee was formalized by resolution at the February 15th board meeting. The Audit Committee is the Fund Board's only standing committee. It consists entirely of independent directors, namely Kirbyjon Caldwell, Karen S. Gerstner, and Miles Douglas Harper, III. The committee provides ongoing oversight of the Fund's auditors, including meeting with the auditors at least once each fiscal year.


The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are:






                                                                           # of
                                                                           Portfolios
                                    Term of                                in Fund
                        Position(s) Office and                             Complex       Other
                        Held with   Length of   Principal Occupation(s)    Overseen by   Directorships Held
Name and Age            the Fund    Time Served During Past 5 Years        Director      by Director
-------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Kirbyjon Caldwell       Director    Term:       Senior Pastor of Windsor   Seven         Continental Airlines
Age 49                              1 Year      Village, the largest                     JP Morgan Chase
                                    Length:     United Methodist Church                  American Church
                                    1 Year      in the U.S., a director                    Mortgage Company
                                                of Continental Airlines,
                                                Chase Bank-Texas, and
                                                other business and civic
                                                organizations, and author
                                                of The Gospel of Good
                                                Success.

Karen S. Gerstner       Director    Term:       Attorney and partner,      Seven
Age 47                              1 Year      Davis Ridout Jones and
                                    Length:     Gerstner since 2/99.
                                    8 Years     Prior to that she was an
                                                attorney and partner,
                                                Dinkins Kelly Lenox
                                                Gerstner & Lamb, LLP
                                                Houston, Texas.

Miles Douglas Harper,   Director    Term:       Partner, 8/2000 to date,   Seven         Calvert Social
III                                 1 Year      Associate 1/99 to 7/2000                 Impact Fund(1)
Age 41                              Length:     of the CPA firm Gainer,
                                    8 Years     Donnelly, and Desroches
                                                Prior to that he was Vice
                                                President, Wood, Harper,
                                                PC, a CPA firm in
                                                Houston, Texas.

-------------------------------------------------------------------------------------------------------------
"INTERESTED" OR AFFILIATED
DIRECTORS
John N. R. Montgomery   President   Term:       President of the Fund      Seven         Bridgeway
Age 46                  and         1 Year      since 11/93 and the                        Charitable
                        Director    Length:     Adviser since 7/93.                        Foundation,
                                    8 Years                                              Hygeia Foundation

(1) One series of this Fund, Calvert Large Cap Growth Fund, is subadvised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Fund.


The address of all of the Directors and Officers of the Fund is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448. The Fund pays an annual retainer of $4,000 and fees of $1,000 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During Fiscal Year 2002, the Fund paid the following compensation:



                                                       Pension or
                                                       Retirement                         Total Compensation
                                     Aggregate      Benefits Accrued   Estimated Annual   from Fund and Fund
Name Of Director                   Compensation        as Part of       Benefits Upon      Complex Paid to
or Affiliated Person                 from Fund       Funds Expenses       Retirement          Directors
--------------------               ------------     ----------------   ----------------   ------------------
Kirbyjon Caldwell(1)               $      7,500       $          0       $          0       $      7,500
Karen Gerstner(1)                  $      7,500       $          0       $          0       $      7,500
Miles Douglas Harper, III(1)       $      7,500       $          0       $          0       $      7,500
Glen Feagins(2)                    $    177,534       $     12,239       $          0       $          0
Monika Henderson(2)                $     66,313       $       4703       $          0       $          0
John N.R. Montgomery(1)            $          0       $          0       $          0       $          0



(1) Directors of the Fund. The directors received this compensation in the form of shares of the Fund, credited to his or her account.

(2) Affiliated persons.



                                          Dollar Range of         Aggregate Dollar Range of Equity Securities in All
                                        Equity Securities            Registered Investment Companies Overseen by
   Name of Director                         in the Fund              Director in Family of Investment Companies
   ----------------                     -----------------         --------------------------------------------------

Kirbyjon Caldwell                            $ 10,161                                $ 10,161
Karen Gerstner                               $496,236                                $496,236
Miles Douglas Harper, III                    $ 48,530                                $ 48,530
John N.R. Montgomery                         $254,797                                $254,797



THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Ultra-Small Company and Aggressive Investors 1 Portfolios by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an investment management agreement (the "Agreement") dated May 26, 1994; a second investment management agreement dated May 26, 1997 addresses the management of the Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio; a third investment management agreement dated June 3, 1998 addresses the management of the Micro-Cap Limited Portfolio; a fourth investment management agreement dated June 30, 2001 addresses the management of the Balanced Portfolio; a fifth Investment management Agreement dated August 14, 2001 addresses the management of Aggressive Investors 2 Portfolio. On April 11, 2001 the first three agreements were extended for another year, and the fourth agreement was approved by the Board of Directors. On August 18, 1999 the first three agreements were amended to incorporate the following expense limitation provisions that had previously been an undertaking of the Adviser. The expense limitation for the Balanced and Aggressive Investors 2 Portfolios appears in the initial contract.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:

                        Aggressive Investors 1                        2.00%
                        Aggressive Investors 2                        1.90%
                        Ultra-Small Company                           2.00%
                        Ultra-Small Company Tax Advantage             0.75%
                        Ultra-Large 35 Index                          0.15%
                        Micro-Cap Limited                             1.90%
                        Balanced                                      0.94%

The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by John N. R. Montgomery and his family. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. John directs the management of the assets of six Bridgeway Portfolios and the selection of the securities that each Portfolio will purchase and sell, although he is assisted by other employees who provide him with research and trading assistance. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. John was a research engineer/project manager at the Massachusetts Institute of Technology, served as an executive with transportation agencies in North Carolina and Texas and founded Bridgeway Capital Management, Inc. in July 1993.

Richard P. Cancelmo, Jr is responsible for managing the assets of the Balanced Portfolio and selecting the securities that the Portfolio will purchase and sell. He is a graduate of Washington and Lee University. Dick has been with Bridgeway since March of 2000 and also manages the equity trading desk at Bridgeway. From 1996 to 2000, he was Portfolio Manager of West University Fund, Inc. and President of Cancelmo Capital Management, Inc., a Houston based investment adviser. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of The Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on their option trading desk and for Paine Webber, Inc.

Under all of the agreements, the Adviser provides a continuous investment program for the Portfolios of the Fund by placing orders to buy, sell or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund, such as corporate officers, operations, office space, equipment and services.

As compensation for advisory services rendered to the Ultra-Small Company Tax Advantage, Ultra-Large 35 Index and Balanced Portfolios, and the charges and expenses assumed and to be paid by the Adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

         .5% of the value of the Ultra-Small Company Tax Advantage Portfolio's average daily net assets,

         .08% of the value of the Ultra-Large 35 Index Portfolio's average daily net assets, and

         .60% of the value of the Balanced Portfolio's average daily net assets

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company and Micro-Cap Limited Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

         .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;

         .875% of the next $250,000,000 of such assets; and

         .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that a Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.


For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee will be prorated according to the proportion that such period bears to a full month.


The Aggressive Investors 1 and Micro-Cap Limited Portfolios' base fee described above will be adjusted each quarterly period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.


The performance adjustment rate varies with the Fund's performance as compared to a benchmark index and will range from -0.7% to +0.7%. The benchmark index for the Aggressive Investors 1 and Aggressive Investors 2 Portfolios is the capitalization weighted Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "S & P 500 Index") and for the Micro-Cap Limited Portfolio is the CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The performance rate adjustment will be calculated at 4.67% (Aggressive Investors 1 and Aggressive Investors 2) and 2.87% (Micro-Cap Limited) of the difference between the performance of the Portfolios and that of the Index, except that there will be no performance adjustment if the difference between the Portfolio performance and the benchmark Index performance is less than or equal to 2%.


The performance period shall consist of the most recent five-year period ending on the last day of the quarter (March, June, September and December) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The performance of the benchmark index will be the 5-year percentage increase (or decrease) in the S & P 500 Index /CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The Portfolio performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.

The adjustment to the Basic Advisory Fee will not be cumulative. For example, an increased fee could result even though the performance of the Fund, over some period of time shorter than the Performance Period, has been behind that of the Index.

An example may help illustrate the performance based fee structure:

Assume that Aggressive Investors 1 Portfolio had a cumulative total return of 27.63% for the five-year period through December 31, 2010. During the same period, say the S&P 500 Index with dividends reinvested had a cumulative total return of 21.21%. Then the performance based fee rate would be 4.67% times the difference in returns, or 4.67% time (27.63% - 21.21%) = 0.30%. The total management fee (expressed as an annualized percentage of average net assets) applied to the period of time from January 1,

2011 through March 30, 2011 would be 0.90% (the base fee rate) plus 0.30% (the performance fee rate) equals 1.20% (the total management fee rate.)


As indicated above, the Fund's expenses (including the monthly Basic Advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser, if any, will not be accrued for the purpose of computing the daily net asset value of a Fund share.

Since the Aggressive Investors 2 and Micro-Cap Limited Portfolios do not have a five-year operating history, the performance rate adjustment will be calculated as follows during the initial five-year period: For the first 12 months since inception there is no performance rate adjustment. Until June 30, 2006 and July 31, 2003 respectively, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of the Portfolio and the benchmark index over the number of quarters that have elapsed since inception. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it covers a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment portion of the fee.


For the last three fiscal years ending June 30 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Portfolios:

                                                                           Waived              Waived
                                 Advisory Fee          Expense            Advisory           Accounting
Portfolio By Fiscal Year         Per Contract       Reimbursement           Fees                 Fee

Ultra-Small Company
   6/30/02                       $  505,097          $        0          $        0          $        0
   6/30/01                       $  495,000          $        0          $        0          $        0
   6/30/00                       $  495,000          $        0          $        0          $        0
   6/30/99                       $  495,000          $        0          $   86,675          $        0
Ultra-Small Company Tax
Advantage
   6/30/02                       $  190,629          $        0          $   98,558          $        0
   6/30/01                       $   25,992          $        0          $   25,992          $   18,667
   6/30/00                       $   10,629          $    4,814          $   10,629          $   10,006
   6/30/99                       $    6,753          $    8,015          $    6,753          $    7,861
Aggressive Investors 1
   6/30/02                       $4,461,548          $        0          $        0          $        0
   6/30/01                       $2,225,937          $        0          $        0          $        0
   6/30/00                       $  308,915          $        0          $    2,632          $        0
   6/30/99                       $   14,577          $        0          $        0          $        0
Ultra-Large 35 Index
   6/30/02                       $    4,870          $   11,735          $    4,870          $   31,154
   6/30/01                       $    5,397          $    7,578          $    5,397          $   23,208
   6/30/00                       $    4,675          $    4,023          $    4,675          $    9,838
   6/30/99                       $    1,754          $    6,444          $    1,754          $    8,160
Micro-Cap Limited
   6/30/02                       $  860,077          $        0          $   22,644          $        0
   6/30/01                       $  554,698          $        0          $   68,717          $        0
   6/30/00                       $  283,892          $        0          $   83,409          $        0
   6/30/99                       $   99,314          $        0          $        0          $        0
Balanced
   6/30/02                       $   15,310          $    5,396          $   15,310          $    8,208
Aggressive Investors 2
   6/30/02                       $   33,574          $        0          $    2,949          $        0

The Net Advisory Fees were paid at the end of each month after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking to maintain an expense ratio at or below 2.0% for Aggressive Investors 1 and Ultra-Small Company, 0.75% for Ultra-Small Company Tax Advantage, 1.9% for Aggressive Investors 2 AND Micro-Cap Limited, 0.15% for Ultra-Large Index, and 0.94% for Balanced.

In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses incurred for transfer agent services provided by Bridgeway Capital Management, Inc. on the Fund's behalf, or, of any transfer agents and registrars appointed by the Fund in the future, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (8) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (9) compensation of directors who are not interested persons of the Adviser, (10) interest expense, (11) insurance expense, and (12) association membership dues.


The Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."


The Management Agreements were first approved by the Board of Directors on January 17, 1994, March 19, 1997, and February 27, 1998, and amended on April 30, 1997 by a majority of the Directors who neither are interested persons of the Fund ("Independent Directors") nor have any direct or indirect financial interest in the Agreements or any other agreements related thereto. The continuation of the current contracts was approved on June 18, 2002 for another year, and they will continue in effect through June 30, 20012. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.


The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Adviser also may terminate the Agreement on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).


In addition to the stringent code of ethics described on page 30 of the prospectus, the Adviser has a unique mission statement that sets it apart from others in the industry. It states:


         OUR MISSION is to:

         o        support charitable services

         o        nurture educational services

         o        improve the quality of community life, and

         o        oppose and alleviate the effects of genocide and oppression.

         OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

         o        uphold the highest standards of INTEGRITY.

         o maintain a long term risk-adjusted investment PERFORMANCE RECORD in the top 5% of investment advisers,*

         o        achieve a superior (efficient) COST structure, and

         o        provide friendly, quality SERVICE.

         OUR GREATEST RESOURCE is people. Recognizing this, we strive to:

         o        create a positive, fun and challenging atmosphere,

         o        provide fair compensation with performance,

         o        give regular, peer feedback,

         o        invest generously in hiring and training, and

         o        value the family.

*The Adviser cannot promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each report to shareholders.


The Adviser is also committed to donating up to 50% of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee cannot be more than seven times that of the lowest paid employee. The Adviser believes these policies should also contribute to lower Fund expense ratios as assets grow.


Compensation Disclosure


Bridgeway annually discloses the compensation of its portfolio managers, John Montgomery, founder, and Richard P. Cancelmo Jr. The following amounts are taken from Bridgeway Capital Management's unaudited financial records and individual W-2 forms:


                                                                                Capital
                                                             SEP/IRA        Contributions/
   Name                            Year        Salary      Contribution    Distributions(1),(2)
   John Montgomery                 1993                                       (211,000)
                                   1994                                       (217,000)
                                   1995           70,284                       (10,000)
                                   1996           29,833                       (12,000)
                                   1997          158,041                         8,200
                                   1998           93,096                             0
                                   1999          224,421      13,612            32,107
                                   2000          278,265      13,729           422,387
                                   2001          282,701      14,135                 0
    Richard P. Cancelmo, Jr.       2001          192,208       9,610                 0

         (1) John helped capitalize Bridgeway Capital Management with personal funds and a personal loan in 1993 and 1994. The distributions from 1997 through 2000 were to reimburse John for interest and principal on the personal loan amount only. The final distribution for this purpose was made in 2000. There have been no such distributions in calendar year 2001 and none are anticipated in future years.

         (2) As an "S" Corporation, Bridgeway Capital Management's federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.


John's compensation is affected by the Fund Portfolio's performance in two ways. First, Aggressive Investors 1 Portfolio, Aggressive Investors 2 Portfolio and Micro-Cap Limited Portfolio have performance-based fees which range from 0.2% to 1.6% of net assets, depending on trailing five-year performance relative to a market benchmark. This dramatically affects the total revenues to and profits of Bridgeway Capital Management, of which John is majority shareholder. The second and more direct way that John's compensation is tied to Fund performance is through his salary. Salaries for all full-time Bridgeway employees, including John, have a component tied to the profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Portfolio performance through the performance-based fee. John's personal performance is a function of specific goals, which are integrity (weighted 15%), investment performance (weighted 50%), efficiency (weighted 15%), service (weighted 10%) and external communications (weighted 10%). The investment performance of the Portfolios thus comprises half of the evaluation score that determines his salary.


SECURITY SELECTION PROCESS

The equity securities in which the Fund invests consist of common stock, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).


After the first year of operation, the Balanced Portfolio may invest a portion of its fixed income securities portfolio in bonds below investment grade. Non-investment grade debt obligations ("lower quality securities") include (1) bonds rated as low as C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P") and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, not Prime by Moody's and comparable ratings of other NRSROs; and
(3) unrated debt obligations of comparable quality. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.


It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITY PRICES

Bridgeway Ultra-Small Company Tax Advantage Portfolio is not sponsored, sold, promoted or endorsed by University of Chicago's Center for Research in Security Prices (CRSP), the organization, which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.


PORTFOLIO TRANSACTIONS AND BROKERAGE


For the purchase and the sale of securities held in the portfolios of the Fund, the Adviser will select broker-dealers ("brokers") that, in its judgment, will provide "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity and financial condition of the broker.


Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; (2) were for services which provide lawful and appropriate assistance to its decision-making process; and (3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors, as such rates may become known from available information.

The vast majority of Fund brokerage services are placed on the basis of best price and execution. Occasionally, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by the Fund. In this case, the Fund may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that the Fund normally pays. The services discussed above may be in written form or through direct contact with individuals. In its last four fiscal years ending June 30, the Fund's Portfolios paid brokerage commissions as follows:


                                                         Brokerage Commissions Paid

              Portfolio                   6/30/02         6/30/2001        6/30/2000       6/30/1999

Aggressive Investors 1                  $  632,381       $  217,400       $   26,267       $    9,779
Aggressive Investors 2                  $   10,949               --               --               --
Ultra-Small Company                     $  153,725       $   74,184       $   44,847       $   56,559
Ultra-Small Company Tax Advantage       $  102,104       $   27,069       $    2,205       $    1,426
Micro-Cap Limited                       $  130,823       $   46,607       $   18,875       $   14,008
Ultra-Large 35 Index                    $    2,241       $    1,707       $    2,699       $      652
Balanced                                $   13,712               --               --               --
                                        ----------       ----------       ----------       ----------
Total                                    1,045,935       $  366,967       $   94,893       $   82,424



The Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions of any kind. The Adviser will inform the Fund's Board of Directors of any changes to this policy.


NET ASSET VALUE


The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange("NYSE", currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. If the NYSE begins an after-hours trading session, the Board of directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.


Portfolio securities (other than options) that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Options are valued at the average of the closing bid and asked quotations. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), Bridgeway will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. The Fund will not re-price Portfolios based on a later security closing price that may be reported, for example, in the next day's newspaper or by notification by the exchange.

All securities for which market quotations are not readily available are valued at fair value as determined in good faith using policies approved by the Board of Directors. If there is a trading halt on a security, the Bridgeway staff will use its best efforts to research the reasons for the trading halt. Bridgeway will contact the Board with pricing proposals as soon as possible if the value of the security is more than 1% of portfolio net asset value based on the most recent full day the security traded. Below this amount, a "fair value" price will be determined by a committee comprised of a portfolio manager, the CFO (or in his absence, his designee), and one other Bridgeway staff member. In the absence of further news, other information or resumption of trading, this price will be used until the next Fund board meeting. If there are multiple trading halts in one portfolio, the Board will be contacted for fair value pricing if the total of all trading halts is more than 2% of net assets based on the most recent full day each individual security traded.


REDEMPTION IN KIND


If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18 f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.


In addition, any shareholder redeeming a larger number of shares may request that a redemption be made in kind rather than in cash. Since the Fund may generally benefit from a reduction in transaction costs, the Fund is happy to entertain the possibility of such redemptions by shareholders with larger accounts. In such cases, the Fund may distribute a pro-rata portion of all Portfolio holdings, or, at the discretion of the Fund and in accordance with a Board approved policy, it may distribute a smaller number of securities. The Fund reserves the right to deny the redemption in kind alternative if the appropriate Fund officer feels it is not in the best interest of that Fund portfolio. Interested shareholders should contact the Fund directly.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short-term capital gains) and net capital gains that are distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses and defer the recognition of certain losses.

In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to itS business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding
The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total Return
Average annual total return quotations, used in the Fund's printed materials, for the 1, 5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                                            n
                                    P(1 + T)  = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 years periods, at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield
Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                                        6 - 1]
                                    YIELD = 2 [(a-b + 1)
                                                 ---
                                                 cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.


Other Information
The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), or Mutual Funds Magazine; Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.


ALLOCATION OF TRADES TO CLIENTS


Bridgeway Capital Management, Inc. ("the Adviser") seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. However, unlike Bridgeway Fund, not all clients have access to all brokers, since this would generally cost the client 0.25% annually in custodian fees. To avoid this expense for non-fund clients, and to provide for an allocation of trades which is fast, fair and documented, the Adviser will allocate trades as follows:

1. When the Adviser has access to perceived superior trading on any trading network, it may execute trades ON this network for all clients who have an account with a custodian. Other (broker specific) clients may not receive as good a price, but this may be offset by a lower
         (zero) custodial cost to them.


2. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

3. When different brokers execute trades on the same day at different prices, or across multiple trading days, the Adviser will favor clients on a rotating basis. The initial client sequence will be reset on June 15 and December 15 each year by random number generator. The Advisor will document this rotation in a separate file, which includes the trade date, security and client at the top of the rotation list. The prices received will not be reconciled or averaged between separate clients. Sell orders from Bridgeway Capital Management or Bridgeway Charitable Foundation resulting from previous redemptions in kind will always be moved to the bottom of the rotation; thus, they will receive lowest priority.

4. If there is an outstanding order from a previous day, (for example, due to trades generated by cash flows in an individual account) that order will remain first in sequence; new orders will follow the rules above. In other words, new orders will not "bump" outstanding orders. The sole exception to this is that sell orders from Bridgeway Capital Management and Bridgeway Charitable Foundation will be moved to the very bottom of the rotation; thus, they will be "bumped."


5. If there is an outstanding order from a different stock-picking model (say, Calvert Large Cap Growth Fund is buying a growth oriented company based on a growth model and this company is later identified as a buy by a second model used in a different portfolio) an outstanding order will not be "bumped." This overrides procedure number 3. The sole exception to this is that sell orders from Bridgeway Capital Management and Bridgeway Foundation will be moved to the very bottom of the rotation; thus, they will be "bumped."

6. However, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long-term soon, this client or clients will get priority overriding procedure number 3, 4, and 5. For purposes of this procedure, "soon" will mean the length of time the Adviser believes is needed to complete the trade.

7. Similarly, if the trade is a buy and the buy would put an account in an inappropriately temporarily leveraged position due to an outstanding sell order (e.g. when a "round robin" on a sell order is being worked gradually), then such an account may get sell order priority overriding procedure numbers 3 and 4.


8.       Procedure 1 will frequently, but not always, override procedure 3.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.


It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the director/s), mail the applicants' communication to all other shareholders, at the applicants' expense.

PricewaterhouseCoopers LLP serves as the independent auditors of the Fund. US Bank N.A. acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent (i.e., its own transfer agent) and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this Statement of Additional Information.

Shareholders owning more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 2002 are listed below, followed by the total percentage ownership of all officers and directors of Bridgeway Fund, Inc.



                                                                        Ownership
                                         ------------------------------------------------------------------------
                                                                          Ultra-
                                                                 Ultra-    Small      Ultra-   Micro-
                                         Aggressive  Aggressive   Small   Co Tax       Large    Cap
Name                   Address           Investors 1 Investors 2 Company  Advantage  35 Index  Limited  Balanced

Charles Schwab & Co.,  101 Montgomery         24.4%                          23.3%      8.0%
Inc. Special Custody   St.
Account for the        San Francisco,
Benefit of Customers   CA  94101

Bridgeway Capital      5615 Kirby Drive                                       5.7%                         9.5%
Management, Inc.       Suite 518
                       Houston, TX
                       77005

Richard P. Cancelmo,   3030 University                                                                     5.4%
Jr.                    Blvd.
                       Houston, TX
                       77005

Donaldson, Lufkin  &   P. O. Box 2052         12.1%                          17.6%               23.3%
Jenrette Securities    Jersey City, NJ
Corp.                  07303

Eternity LTD.          P O Box N-7776                                                            25.1%
                       Nassau, Bahamas

E*Trade Securities     Four Embarcadero       12.0%                          8.60%     20.9%     10.5%
                       Pl., 2400 Geng Rd
                       Palo Alto, CA
                       94303

National Financial                            23.1%               10.5%      11.1%     34.8%     10.6%
Services Corp.

National Investors     55 Water Street         8.0%                5.0%      24.2%     28.3%      7.8%
Services Inc.          32nd Floor
                       New York, NY
                       10041-3299

All officers/directors                         0.1%                0.5%                 0.4%      0.1%

FINANCIAL STATEMENTS


The Fund's 2002 Annual Report to Shareholders was mailed to shareholders on September 20, 2002; it will be sent to any other interested parties upon written request to the Fund. It is incorporated here by reference. It can also be located at the Fund's email address www.bridgewayfund.com.

[BRIDGEWAY FUNDS LOGO]



September 16, 2002                             June 2002 Quarter - Annual Report
                                               ---------------------------------


Dear Fellow Aggressive Investors 1 Shareholder,

Our Portfolio's return was negative 5.4% in the June quarter as compared with a 13.4% decline for the S&P 500 Index and a 14.3% decline of our peer benchmark, the Lipper Capital Appreciation Funds Index. A negative number is still a negative number, but I'm very happy to have strongly cushioned the blow in the last quarter down market. This positioning is unusual for an aggressively managed fund and likely will not be true for our Portfolio in every future bear market period.

According to data from Morningstar, the Aggressive Investors 1 Portfolio ranked 12th of 254 aggressive growth funds for the quarter, 31st of 239 for the last twelve months, and 2nd of 113 over the last five years. I am proud to announce that Barron's named Bridgeway Aggressive Investors 1 Portfolio the 24th best of 3,000 mutual funds in its July 29 edition. Bridgeway Micro-Cap Limited Portfolio ranked #5.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks in the quarter and all but one (the Russell 2000 Index) over the fiscal year. Over the full period since inception, we've beaten each of our benchmarks by more than 10% a year. Although we do have a negative return for the year, I'm pleased to have "cushioned the blow" of the recent quarter decline.

The table below presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                             June Qtr.       1 Year         5 Year      Life-to-Date
                                              4/1/02         7/1/01         7/1/97         8/5/94
                                            to 6/30/02(4)  to 6/30/02    to 6/30/02(5)   to 6/30/02(5)
                                            -----------    ----------    -----------     -----------
   Aggressive Investors 1 Portfolio(1)          -5.4%        -12.9%           21.5%          23.9%
   S&P 500 Index (large companies)(2)          -13.4%        -18.0%            3.6%          12.2%
   Russell 2000 (small companies)(2)            -8.4%         -8.6%            4.4%           9.9%
   Lipper Capital Appreciation Funds(3)        -14.3%        -22.9%            2.5%           8.8%


         (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2) The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (3) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 6/30/02]

Fund/Index Name                      Total Value
------------------------------------------------
Bridgeway Aggressive Investors 1         $54,359
S&P 500 Index                            $24,781
Russell 2000 Index                       $21,150
Lipper Capital Appreciation Funds        $19,410

                                                 8/5/94       9/30/94       12/30/94      3/30/95        6/30/95
AGGRESSIVE INVESTORS 1 PORTFOLIO               10,000.00     10,520.41     10,876.83     10,891.13      11,952.68
S&P 500 (LARGE STOCKS)                         10,000.00     10,172.26     10,170.04     11,157.11      12,218.77
RUSSELL 2000 (SMALL GROWTH STOCKS)             10,000.00     10,514.54     10,320.20     10,796.56      11,808.72
LIPPER CAPITAL APPRECIATION  FUNDS             10,000.00     10,453.49     10,304.59     11,023.26      12,054.65

                                                9/30/95       12/30/95      3/30/96        6/30/96       9/30/96
AGGRESSIVE INVESTORS 1 PORTFOLIO               12,963.19     13,824.14     15,396.70      17,123.43     17,894.29
S&P 500 (LARGE STOCKS)                         13,186.90     13,978.37     14,727.73      15,387.14     15,859.08
RUSSELL 2000 (SMALL GROWTH STOCKS)             12,974.99     13,256.21     13,932.62      14,629.61     14,679.11
LIPPER CAPITAL APPRECIATION  FUNDS             13,242.75     13,560.28     14,307.39      14,937.89     15,300.36

                                                12/30/96      3/30/97       6/30/97        9/30/97       12/31/97
AGGRESSIVE INVESTORS 1 PORTFOLIO               18,275.29     17,105.76     20,537.85      24,188.53     21,613.52
S&P 500 (LARGE STOCKS)                         17,179.30     17,642.95     20,716.54      22,266.41     22,903.43
RUSSELL 2000 (SMALL GROWTH STOCKS)             15,442.75     14,644.25     17,018.15      19,550.96     18,896.27
LIPPER CAPITAL APPRECIATION  FUNDS             15,588.41     14,883.66     17,172.05      19,155.19     18,700.91

                                                3/31/98       6/30/98       9/30/98        12/31/98      3/31/99
AGGRESSIVE INVESTORS 1 PORTFOLIO               24,979.08     24,251.07     18,606.01      25,781.56     28,118.56
S&P 500 (LARGE STOCKS)                         26,091.41     26,950.33     24,274.54      29,435.48     30,900.19
RUSSELL 2000 (SMALL GROWTH STOCKS)             20,796.90     19,827.38     15,833.03      18,415.22     17,416.32
LIPPER CAPITAL APPRECIATION  FUNDS             21,091.67     21,448.10     18,370.11      22,438.07     23,516.02

                                                6/30/99       9/30/99       12/31/99       3/31/00       6/30/00
AGGRESSIVE INVESTORS 1 PORTFOLIO               32,345.03     33,588.14     56,878.10      64,095.13     68,920.56
S&P 500 (LARGE STOCKS)                         33,074.64     31,013.29     35,627.82      36,444.91     35,476.75
RUSSELL 2000 (SMALL GROWTH STOCKS)             20,124.83     18,852.37     22,329.67      23,911.47     23,007.68
LIPPER CAPITAL APPRECIATION  FUNDS             25,797.83     24,773.52     31,227.16      34,037.75     30,745.67

                                                9/29/00       12/29/00      3/30/01        6/30/01       9/30/01
AGGRESSIVE INVESTORS 1 PORTFOLIO               76,644.05     64,602.42     56,339.14      62,443.54     49,281.86
S&P 500 (LARGE STOCKS)                         35,132.82     32,383.85     28,544.58      30,215.17     25,780.88
RUSSELL 2000 (SMALL GROWTH STOCKS)             23,262.04     21,655.08     20,246.35      23,139.15     18,328.68
LIPPER CAPITAL APPRECIATION  FUNDS             31,254.96     27,189.90     23,311.09      25,171.22     19,846.98

                                                12/31/01      3/31/02       6/30/02
AGGRESSIVE INVESTORS 1 PORTFOLIO               57,366.47     57,485.58     54,358.94
S&P 500 (LARGE STOCKS)                         28,535.88     28,614.47     24,780.87
RUSSELL 2000 (SMALL GROWTH STOCKS)             22,193.40     23,077.53     21,150.03
LIPPER CAPITAL APPRECIATION  FUNDS             22,862.07     22,658.42     19,410.40

Detailed Explanation of Quarterly Performance

TRANSLATION: Technology tanked. Some retail stores and homebuilders soared. Fortunately we owned more of the latter than the former, although the bulk of our Portfolio was still in negative territory.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results and waning investor confidence resulting from the continuing disclosure of accounting improprieties, our Portfolio was down 5.4% in the June quarter. By comparison, the S&P 500 dropped 13.4%, and the Russell declined 8.4%.

Surprisingly, we managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 28% in the quarter. Technology (including communications) represented only 16% of our Portfolio at the beginning of the quarter. Five of our companies declined more than 30%. All but one were in the technology camp:

          Rank     Description                       Industry                         % Loss
          ----     -----------                       --------                         ------
             1     Firepond Inc.                     Internet                         -53.0%
             2     Priceline.com Inc.                Internet                         -35.3%
             3     Xerox Corp.                       Office/Business Equipment        -35.2%
             4     Nvidia Corp.                      Semiconductors                   -32.7%
             5     Dataram Corp.                     Computers                        -31.1%


The only large company on the list (uh, well, it's not quite so large now), Xerox, was one of those caught up in the saga of companies admitting improper accounting. The company restated its revenues for 1997 through 2001 and paid a $10 million fine (the largest ever for financial reporting violations) as part of a settlement with the SEC.

Fortunately, a couple of stocks really helped cushion the blow. Our best performing stocks in the June quarter:

          Rank     Description                       Industry                         % Gain
          ----     -----------                       --------                         ------
             1     Hovnanian Enterprises Inc.        Home Builders                     34.9%
             2     New Century Financial Corp.       Diversified Financial Services    30.9%

Hovnanian Enterprises Inc. and New Century Financial Corp. represent the two industries that helped our over all performance in the bear market. Homebuilders was our largest single industry (14% of our Portfolio) at the beginning of the quarter.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Ditto the previous section as it applies to our full fiscal year.

What was true for the quarter was also true - but magnified - for our fiscal year ending June 30. Just about any stock associated with technology, including our worst three performers, was "in the doghouse." Four Portfolio stocks declined at least 50%:

          Rank     Description                          Industry                        % Loss
          ----     -----------                          --------                        ------
             1     AremisSoft Corp.                     Software                        -94.7%
             2     Priceline.com Inc.                   Internet                        -62.7%
             3     Firepond Inc.                        Internet                        -53.0%
             4     Actrade Financial Technologies Ltd.  Commercial Services             -50.1%

Details of the sad AremiSoft story appeared in my previous letters. An update on Actrade is in order, however. The company received a letter of inquiry about recent filings from the SEC and NASD. The company believed these were "routine letters of inquiry," but in today's skittish market environment, any inquiry is seen as very bad news. Indeed, after the end of the June quarter, Actrade disclosed slowing sales and a restructuring, which included a layoff of 20% of its workforce. Our model "choked" on the updated financial information, and we closed out our position in July for a loss.

Fortunately, six stocks gained at least 50%. Four of these were in retail, an industry that we have significantly "overweighted" relative to the broader market. One Internet stock (Remember when people actually made money on Internet stocks?) actually made the list:

          Rank     Description                       Industry                         % Gain
          ----     -----------                       --------                         ------
             1     Ryan's Family STK Houses Inc.     Retail                           87.8%
             2     The Wet Seal Inc.                 Retail                           83.0%
             3     Petsmart Inc.                     Retail                           79.2%
             4     Quovadx Inc.                      Internet                         74.2%
             5     Ryland Group Inc.                 Home Builders                    50.8%
             6     Rex Stores Corp.                  Retail                           50.2%

Top Ten Holdings

As the following list indicates, we continue to have very low exposure to technology, about 10% at fiscal year end. Consumer cyclical stocks (primarily homebuilders and retail stores) comprised our largest sector representation at 39.7%. Following this, financial services represented 16.7% and consumer non-cyclicals (for example, food, beverages, and commercial services) represented 15.2%. Here are the top ten holdings at the end of June:

                                                                                       Percent of
        Rank      Description                          Industry                        Net Assets
        ----      -----------                          --------                        ----------
            1     Coors (Adolph)                       Beverages                          4.5%
            2     Ryland Group Inc.                    Home Builders                      4.5%
            3     NVR Inc.                             Home Builders                      3.8%
            4     Autozone Inc.                        Retail                             3.0%
            5     Airborne Inc.                        Transportation                     2.9%
            6     Amazon.com Inc.                      Internet                           2.9%
            7     Flir Systems Inc.                    Electronics                        2.8%
            8     Dow Chemical Company                 Chemicals                          2.6%
            9     Group 1 Automotive Inc.              Retail                             2.5%
           10     U.S. Bancorp                         Banks                              2.5%
                                                                                          ----
                  Total                                                                   32.0%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' personal investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Aggressive Investors 1.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Aggressive Investors 1 seeks to: "exceed the stock market (S&P 500 Index) total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more)." There are three major parts to the investment objective; one relates to relative returns, one to the timeframe, and the last to risk. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1994. Let's look at each.

First, we are trying to BEAT THE MARKET over longer periods of time. We picked the S&P 500 Index to represent the market. Our management fee structure reinforces this "market beating" goal and holds the adviser accountable financially. Bridgeway Capital Management's advisory fee (the fee that shareholders pay to have Bridgeway manage the Portfolio) can be as low as 0.2% or as high as 1.6% depending on performance relative to the S&P 500 Index over the last five-year period. We have had a very good record over the last five years, and currently the fee is at the maximum. We think the performance fee structure keeps us aligned with the performance objective of our Portfolio. Bridgeway's management company has a very strong incentive to enhance our Portfolio's performance, as a significant percentage of our revenues is based on this measure. We also think this fee structure is fair. If our performance were equal to the average performance of all aggressive growth funds, our management fee would be only 0.5% instead of 1.6%, and our expense ratio (other factors being the same) would be only 0.71%. In the world of fees and service charges, I feel you really can say, "You get what you pay for," or at least, "You only pay for what you have gotten."

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year may have a legitimate gripe; however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. By the same token, a shareholder who complains about the negative return in 2001 (minus 11.2%) may have a good reason to feel down, but neither does a single year's result relate to the purpose of this Portfolio and how we are managing it. (We still beat the S&P 500 in 2001 by a small amount. We beat it by a much larger amount over the prior three and five year periods.) Thus, if you want to "beat the market" over shorter time periods or never see a negative annual return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than in at least five years, this Portfolio is not an appropriate investment, in my opinion. Since the vast majority of equity funds underperform their market benchmarks over longer periods, our objective of beating the market at all is noteworthy. Over the last fifteen years, for example, 69% of domestic equity funds lagged the return of the S&P 500 Index. (Actually, the record of funds is much worse than this. Many of the worst performing funds went out of business and aren't included in the total.) Remember, an investment objective is a goal, not a promise. In three of the seven full calendar years since inception, we have not beaten the S&P 500 Index. We may not in some future period - month, quarter or year. The investment objective sets forth the design and execution of what we are trying to accomplish, relative to the timeframe.

The third major part of the investment objective relates to RISK. We are trying to roughly match the risk associated with investing in domestic stocks over longer time periods. As in the "timeframe" section, the time period over which we measure risk is an important distinction. In any one month or quarter, our fund may be more volatile than the S&P 500. For example, if you sum up all the negative quarterly returns of our Portfolio (as a percentage of total return) and compare it to the same number for the S&P 500, our Portfolio has been about 45% more volatile than the S&P 500 on the downside. But our risk objective is to reduce the probability that the Portfolio will underperform the S&P in an extended down market of at least three years. What's interesting is that there have not been many extended down periods over the last few decades until the last few years. For a researcher (with a sweet tooth) such as myself, the current environment is like being a kid in a candy store. It gives me a window into the performance of our methods in a true downturn. Since the quarterly peak of the market in March, 2000, our Portfolio is down 15.5% through June. While this may sound dismal, it is roughly half of the 31.5% decline of the S&P 500. In my opinion, we have achieved all of our investment objectives in recent history. In summary, I think about the historical risk characteristics of our Portfolio this way: we have tended to fall farther in a short-term downturn, but have tended to bounce back faster. Put another way, given enough time, I have been able to work our way out of a hole faster than the market overall.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. The longer-term statistics are in the table included in the first few pages. Our returns over the longer term have been pretty stellar, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters, although we have also had a couple of larger jumps, such as 1999 when we had a triple digit return. We have also had some periods of underperformance such as 1995, the only calendar year in which we didn't beat our mid-cap growth category, according to Morningstar. Within the overall good performance record, we have had some periods of negative returns. In 2001 we were down 11.2%, but we still beat the S&P 500. In 1998 our portfolio suffered a major autumn season correction; however it finished the year up 19%. Morningstar suggests concentrating on a fund's performance relative to its peers. Here's our record based on Morningstar statistics for calendar years:

                                           1995    1996     1997    1998    1999    2000     2001
                                           ----    ----     ----    ----    ----    ----     ----
        Bridgeway Aggressive Inv. 1         27.1%   32.2%    18.3%  19.2%   120.6%   13.6%   -11.2%
        Morningstar Peer Benchmark          34.4%   17.2%    18.3%  16.1%    61.7%   -5.4%   -20.9%
        Difference                          -7.3%   15.0%     0.0%   3.1%    58.9%   19.0%     9.7%

Question 3. How risky has it been? I consider our Aggressive Investors Portfolios to be our "highest octane" portfolios at Bridgeway. There's a reason the word "aggressive" is in the portfolio name. You shouldn't be invested in this fund unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan (as it is for me). The variation in returns in the table above gives you an indication of this volatility. While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of risk is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case, the Portfolio was down 23.3% in the September quarter of 1998. By comparison, the worst decline for the S&P 500 was 14.7% in the September quarter of 2001. By this measure, the short-term risk of our fund was 59% more risky than the stock market over shorter three-month periods.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a beta of 1.21, which means that if the market declines 10% in a short time period, one might expect our Portfolio to decline 12.1% on average. Like the measure above, beta is somewhat simplistic and particularly unreliable, since our Portfolio does not correlate strongly with the market. In other words, our Portfolio sometimes "zigs" when the market "zags," making this measure undependable.

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Until very recently, Morningstar has had a similar risk measure ("Morningstar risk"), which was 1.29 for Aggressive Investors 1 compared to 0.89 for the S&P 500. Morningstar has just changed their risk measure to one that I do not like as well. By their old measure the Portfolio is 45% riskier than the market.

Each of the risk measures above deal with what I call short-term risk or volatility. Our prospectus says that the Portfolio tries to roughly match the level of total market risk over longer periods of at least three years or more. So, if you look at trailing three-year periods, we're trying not to underperform the S&P 500 in an extended down period. However, in shorter down periods, such as months or weeks or days, we have seen more downside risk and probably will again in the future. The trailing three-year record of the S&P 500 has been negative for a total of six months since the inception of the Portfolio. The Portfolio has had no negative months of the same trailing three-year record. Thus, by this measure, since inception in 1994 to date, we have met our risk objective. However, it is still a relatively short period of time on which to draw conclusions. You could say it is just one data point, one extended down period of the last two years.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Aggressive Investors 1, we have invested primarily in stocks. We have models which span the style box, which is to say I have great flexibility to invest in: small stocks and large ones, value stocks (ones that are cheap according to certain financial measures) and growth stocks (ones that have faster increasing sales or earnings). Small stocks and growth stocks tend to be more volatile. Historically, small stocks have also provided a commensurately higher average annual return over longer time periods. While growth stocks are also more volatile, they may not provide a higher return over the long haul. In any case, stocks as a group are significantly more volatile (risky in the short-term) than many other kinds of investments, such as money markets, CD's, bonds, Treasury bills, real estate investment trusts, and gold. Over the long haul, however, stocks, and especially smaller stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future.

The first box below presents the distribution of domestic stocks, namely the 3,500 U.S. companies with the most dollars of trading volume. The first number is simply the number of stocks in that category, while the second is the percentage of the total dollar value of all shares outstanding at the end of last quarter. Likewise, the second box is the Portfolio's number and dollar value of stocks in the four corners of the "style box."

                      Market                                              Portfolio

                 Value      Growth                                    Value      Growth
               ---------- -----------                               ---------- -----------
    Large          255        245                          Large        18          5
                  34.0%      50.0%                                     27.2%      10.9%
               ---------- -----------                               ---------- -----------
    Small         1500      1500                           Small        20          23
                   7.3%       8.7%                                     33.7%      25.8%
               ---------- -----------                               ---------- -----------


From this table, one could conclude that we have recently had a larger number and portion of our Portfolio in small stocks (although on average we still end up in the borderline "mid-cap" category). Also, recently a larger percentage of our Portfolio has been in value stocks. What this box doesn't tell you is how our composition has changed over time. While we use stock picking models which span the style box, we have typically had a "bias" toward growth stocks. We have also had a bias toward mid-cap and smaller stocks, but we currently hold surprisingly few large-cap growth stocks. None of this is a "top-down" decision to shift from one part of the style box to another; it is simply the sum total of all our individual stock picks.

While our stocks generally comprise the vast majority of the assets of our Portfolio, we sometimes hold some "cash," either on a temporary basis awaiting further investing in stocks, or else as a way to diminish the risk of particular stocks with higher market risk (otherwise known as "high-beta" stocks). In addition to this, we may invest up to 10% of our Portfolio in foreign stocks, 5% in closed-end funds, and 5% in very young ("unseasoned") companies. We may invest in bonds, buy or write covered call options, and use futures to change the Portfolio market risk. Thus, compared to any of the Bridgeway portfolios, our aggressive investors portfolios have the greatest flexibility to "go anywhere." It is clearly not a style-pure fund. Having said this, it is primarily a stock market portfolio and equities have been the primary source of both risk and returns in our past. Our Portfolio typically holds 60 to 90 stocks, although it can invest a large percentage of assets in a single stock or industry. From time to time I have invested as much as 10% of the Portfolio in a single stock. I have watched a few appreciate to 20% of the portfolio, at which point I generally trim for reasons of diversification, even if a model just loves the stock.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio for eight years, which is about twice the tenure of the average fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. Last year we started an employee stock ownership plan (ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio was 1.8% last fiscal year, which means that the daily net asset value reflects an adjustment of 1.8% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. The average aggressive growth fund according to Morningstar has an expense ratio of about 1.69%. Our performance-based management fee, the largest component of the expense ratio, would be 0.50% instead of 1.60% if our performance were only as good as the average aggressive growth fund. Thus, one might conclude that if our performance were only as good as the average aggressive growth fund, our expense ratio would be far below the peer group average.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from this Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, another representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, and shareholders may never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2002

     Industry  Company                                           Shares            Value
     --------  -------                                           ------            -----

Common Stock - 98.2%
     Aerospace/Defense - 1.3%
               Engineered Support Systems Inc                    67,600        $ 3,535,480

     Apparel - 0.3%
               Garan Inc                                         12,200            705,770

     Auto Manufacturers - 2.2%
               Ford Motor Co                                    388,100          6,209,600

     Auto Parts & Equipment - 1.8%


               American Axle & Manufacturing Holdings Inc *     165,000          4,907,100

     Banks - 7.7%
               Bank of America Corp                              77,200          5,431,792
               FleetBoston Financial Corp                       169,900          5,496,265
               US Bancorp                                       293,300          6,848,555
               Wachovia Corp                                     95,000          3,627,100
                                                                                ----------
                                                                                21,403,712
     Beverages - 4.5%
               Coors (Adolph)                                   199,400         12,422,620

     Chemicals - 5.1%
               Airgas Inc *                                     140,000          2,422,000
               Dow Chemical Co                                  212,300          7,298,874
               Du Pont (E.I.) de Nemours & Co                    99,500          4,417,800
                                                                                ----------
                                                                                14,138,674
     Commercial Services - 5.5%
               Actrade Finan'l Technologies Ltd *                86,200            898,204


               Career Education Corp *                          126,300          5,683,500
               Caremark Rx Inc *                                269,100          4,440,150
               H&R Block Inc                                     81,100          3,742,765
               ICT Group Inc *                                   25,500            463,335
                                                                                ----------
                                                                                15,227,954
     Computers - 0.0%
               Dataram Corp *                                     1,167              4,376

     Distribution/Wholesale - 0.0%
               SED International Holdings Inc *                  29,275             33,754



     Diversified Financial Services - 3.2%
               American Home Mort Holdings Inc                   47,960            599,020
               JP Morgan Chase & Co *                            81,800          2,774,656
               New Century Financial Corp                       160,600          5,616,182
                                                                                ----------
                                                                                 8,989,858
     Electric - 1.5%
               Duke Energy Corp                                 129,800          4,036,780



     Electronics - 2.8%
               Flir Systems Inc *                               182,200          7,646,934

     Entertainment - 1.2%
               Alliance Gaming Corp *                           261,200          3,259,776

     Food - 3.0%
               Supervalu Inc                                    184,900          4,535,597
               Whole Foods Market Inc *                          76,300          3,679,186
                                                                                ----------
                                                                                 8,214,783
     Forest Products & Paper - 1.1%


               International Paper Co                            70,000          3,050,600




     Industry   Company                                          Shares             Value
     --------   -------                                          ------             -----
     Healthcare-Products - 0.1%
                Abaxis *                                         36,800          $ 160,448

     Healthcare-Services - 1.1%
                Mid Atlantic Medical Services *                  99,300          3,113,055

     Home Builders - 10.9%
                Beazer Homes USA Inc *                           79,065          6,325,200
                Hovnanian Enterprises Inc *                      25,050            898,794
                NVR Inc *                                        32,600         10,529,800
                Ryland Group Inc                                249,200         12,397,700
                                                                                ----------
                                                                                30,151,494
     Home Furnishings - 2.1%
                American Woodmark Corp                          104,963          5,891,573

     Household Products/Wares - 1.1%
                Yankee Candle Co Inc *                          109,000          2,952,810



     Insurance - 1.4%
                Hilb Rogal & Hamilton Co                         86,200          3,900,550

     Internet - 4.1%
                Amazon.Com Inc *                                497,800          8,089,250
                E-Loan Inc *                                    352,000            387,200
                FTD Inc *                                        12,480            160,618
                Firepond Inc *                                  121,225             41,217


                Priceline.com Inc *                             145,700            406,503
                Register.com *                                  102,800            783,336
                WebEx Communications Inc *                       85,900          1,365,810
                                                                                ----------
                                                                                11,233,934
     Leisure Time - 1.6%
                Multimedia Games Inc *                           10,600            231,186
                Nautilus Group Inc *                            140,805          4,308,633
                                                                                ----------
                                                                                 4,539,819
     Lodging - 2.0%
                Mandalay Resort Group *                         200,000          5,514,000

     Misc Manufacturing - 1.0%
                Ceradyne Inc *                                    2,300             17,227
                Eastman Kodak Co                                 98,000          2,858,660
                                                                                ----------
                                                                                 2,875,887
     Office/Business Equip - 2.0%
                IKON Office Solutions Inc                       183,100          1,721,140
                Xerox Corp *                                    560,600          3,907,382
                                                                                ----------
                                                                                 5,628,522
     Oil & Gas - 1.1%
                Chesapeake Energy Corp *                        306,000          2,203,200
                Valero Energy Corp                               19,271            721,114
                                                                                ----------
                                                                                 2,924,314
     Retail - 17.6%
                Autozone Inc *                                  106,600          8,240,180
                Chico's FAS Inc *                               146,400          5,317,248
                Fred's Inc                                      134,500          4,946,910
                Group 1 Automotive Inc *                        182,900          6,977,635
                Ltd Brands *                                    207,000          4,409,100
                Office Depot Inc *                              262,800          4,415,040
                Petsmart Inc *                                  329,800          5,289,992


                Wet Seal Inc *                                  204,600          4,971,780
                Williams-Sonoma Inc *                           133,700          4,099,242
                                                                                ----------
                                                                                48,667,127



                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2002


     Industry  Company                                           Shares           Value
     --------  -------                                           ------           -----
     Savings & Loans - 4.3%
               Greenpoint Financial Corp                         40,800        $ 2,003,280
               Independence Community Bank                      176,000          5,056,480
               Washington Mutual Inc                            132,600          4,920,786
                                                                               -----------
                                                                                11,980,546
     Semiconductors - 2.1%
               ESS Technology *                                 330,000          5,788,200



     Software - 1.3%
               Activision Inc *                                 119,350          3,468,311


               EPIQ Systems Inc *                                 6,800            115,736
               Omnicell Inc *                                    15,000            104,850
                                                                               -----------
                                                                                 3,688,897
     Telecommunications - 0.3%
               California Amplifier Inc *                        91,300            433,675


               Ectel Ltd *                                       16,547            191,945
               Vyyo Inc *                                       103,100             86,604


               Wireless Telecom Group Inc                        22,200             47,730
               XETA Technologies Inc *                            9,900             35,631
                                                                               -----------
                                                                                   795,585
     Transportation - 2.9%
               Airborne Inc *                                   425,304          8,165,837
               Kirby Corp *                                          10                245
                                                                               -----------
                                                                                 8,166,082
                                                                               -----------



      Industry   Company                                         Shares           Value
      --------   -------                                         ------           -----

      Total Common Stock (Identified Cost $255,236,851)                      $ 271,760,614

   Short-term Investments - 2.5%
      Money Market Funds - 2.5%


                 Firstar U S Treasury Money Market
                   Fund Institutional                         7,002,738          7,002,738
                                                                             -------------

      Total Short-term Investments (Identified Cost $7,002,738)                $ 7,002,738
                                                                             -------------

   Total Investments - 100.7%                                                $ 278,763,352



   Other Assets and Liabilities, net - (0.7)%                                   (1,887,741)

                                                                             -------------

   Total Net Assets - 100.0%                                                 $ 276,875,611
                                                                             =============


* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $262,281,869.

Gross unrealized appreciation and depreciation were $35,071,812 and $18,548,049, respectively, or net unrealized appreciation of $16,523,763.


See accompanying notes to financial statements.

            BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 2002

Assets:
   Investments at value (cost - $262,239,589)                                                             $278,763,352
   Cash                                                                                                      2,595,059
   Receivable for shares sold                                                                                   75,914
   Receivable for investments sold                                                                             227,598
   Receivable for interest                                                                                       4,809
   Receivable for dividends                                                                                    309,103
   Prepaid expenses                                                                                             24,959
-----------------------------------------------------------------------------------------------------------------------
         Total assets                                                                                      282,000,794
-----------------------------------------------------------------------------------------------------------------------

Liabilities:
   Payable for shares redeemed                                                                                 351,165
   Payable for investments purchased                                                                         4,333,049
   Payable for management fee                                                                                  377,224
   Accrued expenses                                                                                             63,745
-----------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                                   5,125,183
-----------------------------------------------------------------------------------------------------------------------
   Net assets ( 7,584,578 shares outstanding)                                                             $276,875,611
=======================================================================================================================
   Net asset value, offering and redemption price per share ($276,875,611 / 7,584,578)                          $36.51
=======================================================================================================================

Net assets represent:
   Paid-in capital                                                                                        $320,337,921
   Undistributed net realized loss                                                                         (59,986,073)
   Net unrealized appreciation of investments                                                               16,523,763
-----------------------------------------------------------------------------------------------------------------------
   Net assets                                                                                             $276,875,611
=======================================================================================================================

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:
      Dividends                                                      $     2,352,368
      Interest                                                               210,688
                                                                     ---------------
            Total income                                                   2,563,056

EXPENSES:
      Management fees                                                      4,461,548
      Accounting fees                                                        384,280
      Audit fees                                                              19,143
      Custody                                                                 88,800
      Insurance                                                               13,130
      Legal                                                                   19,995
      Registration fees                                                       53,801
      Directors' fees                                                         15,862
      Miscellaneous                                                            4,525
                                                                     ---------------
            Total expenses                                                 5,061,084
                                                                     ---------------

NET INVESTMENT LOSS                                                       (2,498,028)
                                                                     ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                   (29,805,350)
      Net realized loss on options                                          (733,150)
      Net change in unrealized appreciation                               (2,486,062)
                                                                     ---------------
      Net realized and unrealized loss                                   (33,024,562)
                                                                     ---------------


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   (35,522,590)
                                                                     ===============


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year ended          Year ended
                                                                June 30, 2002      June 30, 2001
                                                               ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                      $    (2,498,028)   $    (1,327,793)
      Net realized loss on investments                             (29,805,350)       (28,753,630)
      Net realized loss on options                                    (733,150)          (548,424)
      Net change in unrealized appreciation                         (2,486,062)        10,593,218
                                                               ---------------    ---------------
          Net decrease resulting from operations                   (35,522,590)       (20,036,629)
                                                               ---------------    ---------------
      Distributions to shareholders:
          From net investment income                                         0                  0
          From realized gains on investments                                 0         (6,681,870)
                                                               ---------------    ---------------
            Total distributions to shareholders                              0         (6,681,870)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                 163,905,238        317,781,100
      Reinvestment of dividends                                              0          6,535,603
      Cost of shares redeemed                                     (108,902,992)       (85,103,771)
                                                               ---------------    ---------------
          Net increase from Fund share transactions                 55,002,246        239,212,932
                                                               ---------------    ---------------
          Net increase in net assets                                19,479,656        212,494,433
NET ASSETS:
      Beginning of period                                          257,395,955         44,901,522
                                                               ---------------    ---------------
      End of period                                            $   276,875,611    $   257,395,955
                                                               ===============    ===============

Number of Fund shares:
      Sold                                                           4,366,381          7,013,080
      Issued on dividends reinvested                                         0            157,216
      Redeemed                                                      (2,919,571)        (1,949,127)
                                                               ---------------    ---------------
          Net increase                                               1,446,810          5,221,169
      Outstanding at beginning of period                             6,137,768            916,599
                                                               ---------------    ---------------
      Outstanding at end of period                                   7,584,578          6,137,768
                                                               ===============    ===============


See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 1 PORTFOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                               Year ended June 30,
                                                  ---------------------------------------------------------------------------
                                                       2002                 2001                2000               1999
                                                  ---------------     ---------------     ---------------     ---------------
PER SHARE DATA
      Net asset value,
          beginning of period                     $         41.94     $         48.99     $         26.02     $         20.32
                                                  ---------------     ---------------     ---------------     ---------------

      Income (loss) from investment operations:
              Net investment loss                           (0.34)              (0.42)              (0.60)              (0.13)
              Net realized and
                  unrealized gain (loss)                    (5.09)              (4.21)              27.86                6.43
                                                  ---------------     ---------------     ---------------     ---------------
      Total from investment operations                      (5.43)              (4.63)              27.26                6.30
                                                  ---------------     ---------------     ---------------     ---------------

      Less distributions to shareholders:
          Net investment income                              0.00                0.00                0.00                0.00
          Net realized gains                                 0.00               (2.42)              (4.29)              (0.60)
                                                  ---------------     ---------------     ---------------     ---------------
      Total distributions                                    0.00               (2.42)              (4.29)              (0.60)
                                                  ---------------     ---------------     ---------------     ---------------

      Net asset value, end of period              $         36.51     $         41.94     $         48.99     $         26.02
                                                  ===============     ===============     ===============     ===============

TOTAL RETURN                                                (13.0%)              (9.4%)             113.1%               33.4%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                   $   276,875,611     $   257,395,955     $    44,901,522     $     9,509,623
      Ratios to average net assets:
          Expenses after waivers
              and reimbursements                             1.81%               1.80%               2.00%               1.04%
          Expenses before waivers
              and reimbursements                             1.81%               1.80%               2.01%               1.04%
          Net investment loss after waivers
              and reimbursements                            (0.89%)             (0.95%)             (1.52%)             (0.65%)

      Portfolio turnover rate                               154.0%              109.6%              156.9%              211.1%




                                                 Year ended June 30,
                                                 -------------------
                                                       1998
                                                  ---------------
PER SHARE DATA
      Net asset value,
          beginning of period                     $         18.79
                                                  ---------------

      Income (loss) from investment operations:
              Net investment loss                           (0.30)
              Net realized and
                  unrealized gain (loss)                     3.46
                                                  ---------------
      Total from investment operations                       3.16
                                                  ---------------

      Less distributions to shareholders:
          Net investment income                              0.00
          Net realized gains                                (1.63)
                                                  ---------------
      Total distributions                                   (1.63)
                                                  ---------------

      Net asset value, end of period              $         20.32
                                                  ===============

TOTAL RETURN                                                 18.1%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                   $     6,851,820
      Ratios to average net assets:
          Expenses after waivers
              and reimbursements                             2.00%
          Expenses before waivers
              and reimbursements                             2.00%
          Net investment loss after waivers
              and reimbursements                            (1.50%)

      Portfolio turnover rate                               132.3%


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of call option transactions by the Aggressive Growth Portfolio follows; there were no transactions in put options:

                                                      Call Options
                                                 -----------------------
                                                   Number        Cost
                                                 ---------    ----------
              Outstanding June 30, 2001                155    $   47,181
              Purchased                              2,380       890,845

              Expired                               (1,870)     (702,453)
              Exercised                               (660)     (204,870)
              Closed                                    (5)      (30,703)
                                                 ---------    ----------
              Outstanding June 30, 2002                  0    $        0
                                                 =========    ==========

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued


4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Growth Portfolio for any operating expenses above 2.0%.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

7.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $478,040,340 and $416,261,615, respectively, for the year ended June 30, 2002.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

                              BRIDGEWAY FUND, INC.
                         AGGRESSIVE INVESTORS 1 PORTOLIO
                     (formerly AGGRESSIVE GROWTH PORTFOLIO)
                    NOTES TO FINANCIAL STATEMENTS, Continued


8.     Federal Income Taxes, Continued

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                            $  35,071,812
                   Aggregate unrealized loss                                               18,548,049
                   Net gain (loss)
                                                                                           16,523,763
                   Cost of investments
                                                                                          262,281,869
                   Capital loss carryover *                                                44,523,371
                   Post October 31, 2001 Capital Loss Deferral                             15,420,352
                   Capital loss utilized
                                                                                                    0

         *    Expires 2009 and 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                    Ordinary income                                                    $            0
                    Long-term gains (capital losses)                                      (59,986,073)
                    Unrealized appreciation(depreciation)
                                                                                           16,523,763

              Tax Distributions
                    Ordinary income                                                    $            0
                    Long-term capital gains
                                                                                                    0

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $2,498,028 were reclassifed to paid-in capital for the year ended June 30, 2002.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Aggressive Investors I Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Investors I Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LOGO]


September 16, 2002                             June 2002 Quarter - Annual Report


Dear Fellow Aggressive Investors 2 Shareholder,

Our Portfolio's return was negative 1.3% in the June quarter versus a 13.4% decline for the S&P 500 Index and a 14.3% decline of our peer benchmark, the Lipper Capital Appreciation Funds Index. A negative number is still a negative number, but I'm very happy to have strongly cushioned the blow in a down market. This positioning is unusual for an aggressively managed fund and will unlikely be true for our Portfolio in every future bear market.

According to data from Morningstar, the Aggressive Investors 2 Portfolio ranked 2nd of 254 aggressive growth funds for the quarter.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks in the quarter and all but one (the Russell 2000 Index) over the short life of our Portfolio.

The table below presents our June quarter and life-to-date financial results according to the formula required by the SEC.

                                                           June Qtr.          Life-to-Date
                                                            4/1/02              10/31/01
                                                         to 6/30/02(3)        to 6/30/02(3)
                                                         -------------        -------------

              Aggressive Investors 2 Portfolio               -1.3%                 2.5%
              S&P 500 Index (large companies((1)            -13.4%                -5.7%
              Russell 2000 (small companies)(1)              -8.4%                 9.0%
              Lipper Capital Appreciation Funds(2)          -14.3%                -6.4%

         (1)The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (2)The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (3)Periods less than one year are not annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 10/31/01 TO 6/30/02]

Fund/Index Name                          Total Value
----------------------------------------------------
Russell 2000 Index                           $10,903
Bridgeway Aggressive Investors 2 Portfolio   $10,250
S&P 500 Index                                $ 9,432
Lipper Capital Appreciation Funds            $ 9,363

                                                  9/30/01          12/31/01            3/31/02             6/30/02
AGGRESSIVE INVESTORS 2                           10,000.00        10,410.00           10,380.00           10,250.00
S&P 500 (START 10/31/01)                         10,000.00        10,861.51           10,891.42            9,432.25
RUSSELL 2000 (SMALL GROWTH STOCKS)               10,000.00        11,440.48           11,896.24           10,902.63
LIPPER CAPITAL APPRECIATION  FUNDS               10,000.00        11,027.45           10,929.22            9,362.55

Detailed Explanation of Quarterly Performance

TRANSLATION: Technology tanked. Retail stores and homebuilders soared. Fortunately we owned more of the latter than the former.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results and waning investor confidence resulting from the continuing disclosure of accounting improprieties, our Portfolio was down a rather mild 1.3% in the June quarter. By comparison, the S&P 500 dropped 13.4%, and the Russell 2000 declined 8.4%.

Surprisingly, we managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 28% in the quarter. Technology (including communications) represented only 16% of our Portfolio at the beginning of the quarter. Five companies declined more than 30%. The worst three were in the technology camp:

          Rank     Description                           Industry                      % Loss
          ----     -----------                           --------                      ------
             1     E*trade Group Inc.                    Internet                       -42.0%
             2     Freemarkets Inc.                      Internet                       -38.5%
             3     Priceline.com Inc.                    Internet                       -35.5%
             4     Xerox Corp.                           Office/Business Equipment      -35.2%
             5     Actrade Financial Technologies Ltd.   Commercial Services            -32.1%

The only large company on the list (uh, well, it's not quite so large now), Xerox, was one of those caught up in the saga of companies admitting improper accounting. The company restated its revenues for 1997 through 2001 and paid a $10 million fine (the largest ever for financial reporting violations) as part of a settlement with the SEC. We reported on Actrade in our March quarter letter, but an update is in order. The company received a letter of inquiry about recent filings from the SEC and NASD. It believed these were "routine letters of inquiry," but in today's skittish market environment, any inquiry is seen as very bad news. Indeed, after the end of the June quarter, Actrade disclosed slowing sales and a restructuring, which included a layoff of 20% of its workforce. Our model "choked" on the updated financial information, and we closed out our position in July for a loss.

Fortunately, a handful of stocks really helped cushion the blow. Our best performing stocks in the June quarter:

          Rank     Description                          Industry                        % Gain
          ----     -----------                          --------                        ------

             1     VitalWorks Inc.                      Software                          39.3%
             2     Central European Distribution Corp.  Distribution/Wholesale            36.8%
             3     Hovnanian Enterprises Inc.           Home Builders                     34.9%
             4     Flagstar Bancorp Inc.                Savings & Loans                   34.5%
             5     New Century Financial Corp.          Diversified Financial Services    34.4%
             6     Jo-Ann Stores Inc.                   Retail                            34.0%
             7     Urban Outfitters Inc.                Retail                            33.0%
             8     HealthTronics Surgical Services Inc. Healthcare-Products               30.6%

Retail, which was our largest single industry with 18% of our Portfolio at the beginning of the quarter, homebuilders, and financial services were three industries that helped our overall performance in the bear market.

Detailed Explanation of Our First (partial) Fiscal Year Performance

TRANSLATION:  Ditto the previous section as it applies to our fiscal year.

What was true for the quarter was also true - but magnified - for our first partial fiscal year beginning with the inception of the Portfolio on October 31, 2001 and ending June 30, 2002. Just about any stocks associated with technology, including five of our worst nine performers, were "in the doghouse:"

          Rank     Description                           Industry                      % Loss
          ----     -----------                           --------                      ------

             1     Actrade Financial Technologies Ltd.   Commercial Services            -62.1%
             2     E*trade Group Inc.                    Internet                       -54.3%
             3     Nvidia Corp.                          Semiconductors                 -50.4%
             4     Freemarkets Inc.                      Internet                       -42.8%
             5     Engineered Support Systems Inc.       Aerospace/Defense              -38.5%
             6     Pec Solutions Inc.                    Computers                      -35.5%
             7     Cephalon Inc.                         Pharmaceuticals                -33.9%
             8     Xerox Corp.                           Office/Business Equip.         -32.5%
             9     Kronos Inc.                           Computers                      -30.2%

Fortunately, we had almost an equal number of stocks making up most of the decliners:

          Rank    Description                          Industry                        % Gain
          ----    -----------                          --------                        ------

             1    Hovnanian Enterprises Inc.           Home Builders                     74.2%
             2    VitalWorks Inc.                      Software                          53.2%
             3    The Wet Seal Inc.                    Retail                            40.8%
             4    Flagstar Bancorp Inc.                Savings & Loans                   35.0%
             5    New Century Financial Corp.          Diversified Financial Services    34.4%
             6    Jo-Ann Stores Inc.                   Retail                            34.0%
             7    HealthTronics Surgical Services Inc. Healthcare-Products               30.6%
             8    Career Education Corp.               Commercial Services               30.3%

Top Ten Holdings

As the following list indicates, we continue to have very low exposure to technology, about 10% at fiscal year end. Consumer cyclical stocks (primarily homebuilders and retail stores) comprised our largest sector representation at 39.7%. Following this, financial services represented 16.7% and consumer non-cyclicals (for example, food, beverages, and commercial services) represented 15.2%. Here are the top ten holdings at the end of June:

                                                                                      Percent of
        Rank      Description                          Industry                       Net Assets
        ----      -----------                          --------                       ----------

            1     Airborne Inc.                        Transportation                    9.4%
            2     Jo-Ann Stores Inc.                   Retail                            5.1%
            3     Coors (Adolph)                       Beverages                         5.0%
            4     Bio-Rad Laboratories Inc.            Biotechnology                     4.0%
            5     Intermet Corp.                       Metal Fabricate/Hardware          3.6%
            6     Ryland Group Inc.                    Home Builders                     3.1%
            7     Analogic Corp.                       Electronics                       3.0%
            8     Sharper Image Corp.                  Retail                            3.0%
            9     Group 1 Automotive Inc.              Retail                            2.7%
           10     Mandalay Resort Group                Lodging                           2.6%
                                                                                         ----
                  Total                                                                 41.5%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund include: understanding the investment objective, and making sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager, and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' personal investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Aggressive Investors 2.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Aggressive Investors 2 seeks to: "exceed the stock market (S&P 500 Index) total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more)." There are three major parts to the investment objective; one relates to relative returns, one to the timeframe, and the last to risk. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1994. Let's look at each.

First, we are trying to BEAT THE MARKET over longer periods of time. We picked the S&P 500 Index to represent the market, but we could have picked other indexes. Our management fee structure reinforces this "market beating" goal and holds the adviser accountable financially. Bridgeway Capital Management's advisory fee (what shareholders pay to have Bridgeway manage the Portfolio) can be as low as 0.2% or as high as 1.6% depending on performance relative to the S&P 500 Index over the last five-year period. We think the performance fee structure keeps us aligned with the performance objective of our Portfolio. Bridgeway's management company has a very strong incentive to enhance our Portfolio's performance, as a percentage of our potential future revenues is based on this measure. In the world of fees and service charges, I feel you really can say, "You get what you pay for," or at least, "You only pay for what you have gotten."

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder that complains that the Portfolio did poorly in July of this year may have a legitimate gripe; however, his/her judgement based on a single month does not conform to the purpose of this Portfolio and how we are managing it. Thus, if you want to "beat the market" over shorter time periods or never see a negative annual return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader" or a "timer," if you might panic in a market downturn, or might need your money in a year or two rather than in five years or more, this Portfolio is not an appropriate investment in my opinion. Since the vast majority of equity funds underperform their market benchmarks over longer periods, our objective of beating the market at all is noteworthy. Over the last fifteen years, for example, 69% of domestic equity funds lagged the return of the S&P 500 Index. (Actually, the record of funds is much worse than this. Many of the worst performing funds went out of business and aren't included in the total.) Remember, an investment objective is a goal, not a promise. The investment objective sets forth the design and execution of what we are trying to accomplish, relative to the timeframe.

The third major part of the investment objective relates to RISK. We are trying to roughly match the risk associated with investing in domestic stocks, but again only over longer time periods. This is an important distinction. In any one month or quarter, our fund may be more volatile than the S&P 500. Our sister portfolio, Aggressive Investors 1, has been about 45% more volatile than the S&P 500 on the downside. I expect this one to exhibit similar high short-term downside volatility in a majority of down markets. But our risk objective is to diminish the probability that the Portfolio will underperform the S&P in an extended down market of at least three years. In summary, I think about the historical risk characteristics of our Portfolio this way: we have tended to fall farther in a short-term downturn, but have tended to bounce back faster. Put another way, given enough time, I have been able to work our way out of a hole faster than the market overall.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. The longer-term statistics are in the table at the bottom of page one or top of page two. Although we are beating our primary market and peer benchmarks on a cumulative basis, our history is currently too short a period from which to draw conclusions.

Question 3. How risky has it been? I consider our Aggressive Investors Portfolios to be our "highest octane" portfolios at Bridgeway. There's a reason the word "aggressive" is in the portfolio name. You shouldn't be invested in this fund unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan (as it is for me). The variation in returns on page one gives you a feel for this volatility. While most people agree on average annual return as a measure of total returns, there are several ways to measure risk. Our Portfolio has too short a record for an accurate measure.

However, since I believe our risk structure is similar to the Aggressive Investors 1 Portfolio, (although it might be even higher in the short term), I will present some figures as a reference point. Please take these with a grain of salt. One gauge of risk is found in the prospectus of every fund with an historical track record: the worst single quarter since inception. In the case of Aggressive Investors 1, it was the September quarter of 1998 when the Portfolio was down 23.3%. This compares to the worst decline of 14.7% for the S&P 500 (in the September quarter of 2001). By this measure, the short-term risk of our fund was 59% more risky than the stock market over shorter periods of three months.

Another popular measure of risk is beta, or the degree to which a fund declines relative to the specific timing of market swings up or down. Our Portfolio has a beta of 1.21, which means that if the market declined 10% in a short time period, one might expect our Portfolio on average to decline 12.1%. Like the measure above, this is somewhat simplistic and especially unreliable, since our Portfolio does not correlate strongly with the market overall. In other words, our Portfolio sometimes zigs when the market zags, making this measure unreliable.

The short-term risk measure I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Until very recently, Morningstar had a similar risk measure ("morningstar risk"), which was 1.29 for Aggressive Investors 2 compared to 0.89 for the S&P 500. (Morningstar has just changed their risk measure to one I like less well.) By this measure we are 45% riskier than the market. By now, you are probably starting to get the general drift.

Each of the risk measures above deal with what I call short-term risk or volatility. Our prospectus says we're trying to roughly match the level of total market risk over longer periods of at least three years or more. So, if you look at trailing three-year periods, we're trying not to underperform the S&P 500 in an extended down period. (However, in shorter down periods, such as months or weeks or days, we have seen more downside risk and probably will again in the future

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. It gives you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Aggressive Investors 2, we have invested primarily in stocks. We have models which span the style box, which is to say I have great flexibility to invest in small stocks and large ones, in value stocks (ones that are cheap according to certain financial measures) and in growth stocks (ones that have faster increasing sales or earnings). Small stocks and growth stocks tend to be more volatile. Historically, small stocks have also provided a commensurately higher average annual return over longer time periods. While growth stocks are also more volatile, they may not provide a higher return over the long haul. In any case, stocks as a group are significantly more volatile (risky in the short term) than many other kinds of investments, such as money markets, CD's, bonds, Treasury bills, real estate investment trusts, and gold. Over the long haul, however, stocks, and especially smaller stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future.

The first box below presents the distribution of domestic stocks, namely the 3,500 U.S. companies with the most dollars of trading volume. The first number is simply the number of stocks in that category, while the second is the percentage of the total dollar value of all shares outstanding at the end of last quarter. Likewise, the second box is the Portfolio's number and dollar value of stocks in the four corners of the "style box."

                      Market
                      ------
                 Value      Growth

    Large         255        245
                 34.0%      50.0%


    Small        1500       1500
                  7.3%       8.7%


                    Portfolio
                    ---------
                Value      Growth

    Large         16          4
                15.1%       6.5%


    Small         22         22
                49.2%      30.0%

From these boxes, one could conclude that we have recently had a larger number and portion of our Portfolio in small stocks (although on average we still end up in the borderline "mid-cap" category). Also, recently a larger percentage of our Portfolio has been in value stocks. What this box doesn't tell you is how our composition changes over time. While we use stock picking models which span the style box, I expect to have a longer term, "bias" toward growth stocks. We currently hold surprisingly few large-cap growth stocks. None of this is a "top-down" decision to shift from one part of the style box to another; it is simply the sum total of all our individual stock picks.

While our stocks generally comprise the vast majority of the assets of our Portfolio, we sometimes hold some "cash," either on a temporary basis awaiting further investing in stocks, or else as a way to diminish the risk of particular stocks with higher market risk (otherwise known as "high-beta" stocks). In addition to this, we may invest up to 10% of our Portfolio in foreign stocks, 5% in closed-end funds, 5% in very young ("unseasoned") companies, invest in bonds, buy or write covered call options, and use futures to change the Portfolio market risk. Thus, our aggressive investors portfolios have the greatest flexibility to "go anywhere" than any of the Bridgeway portfolios. This is clearly not a style-pure fund. Having said this, it is primarily a stock market portfolio and this has been the primary source of both risk and returns in our past. Our Portfolio typically holds 60 to 90 stocks, although it can invest a large percentage of assets in a single stock or industry. Our largest holding on June 30 represented close to 10% of the Portfolio. This is higher than most mutual funds and would tend to add to short-term portfolio risk. From time to time I have invested as much as 10% of the Portfolio in a single stock. I have watched a few appreciate to 20% of the portfolio, at which point I am generally trimming for reasons of diversification, even if a model just loves the stock.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people I do. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. Work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio for eight years, which is about twice the tenure of the average fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. We hire partly for stability. Last year we started an employee stock ownership plan to give everyone working on your Portfolio a financial interest in our success (in addition to owning some Portfolio shares). This is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waivers) was 1.9% last fiscal year, which means that the daily net asset value reflects an adjustment of 1.9% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. This compares to about 1.69% for the average aggressive growth fund according to Morningstar. Assuming that our assets increase over time, I expect our expense ratio to decline somewhat.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

Barron's Article

Two Bridgeway Portfolios appeared on Barron's annual list of the 100 best funds in America. Bridgeway Micro-Cap Limited Portfolio was #5. The Aggressive Investors 1 Portfolio was #24 on the list. Although Aggressive Investors 1 is closed to new shareholders and Micro-Cap Limited is closed completely, we wanted you to be aware of the fund family's recognition.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, a highly analytical representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred; however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002

     Industry  Company                                           Shares           Value
     --------  -------                                           ------           -----

Common Stock - 101.0%
     Auto Manufacturers - 1.5%
               Ford Motor Co                                      8,980         $ 143,680
               General Motors Corp                                  460            24,587
                                                                                ---------
                                                                                  168,267

     Auto Parts & Equipment - 1.7%
               American Axle & Manufacturing
                 Holdings Inc *                                   6,500           193,310

     Banks - 4.3%
               Bank of America Corp                                 190            13,368
               FleetBoston Financial Corp                         5,700           184,395
               US Bancorp                                         8,300           193,805
               Wachovia Corp                                      2,600            99,268
                                                                                ---------
                                                                                  490,836
     Beverages - 5.0%
               Coors (Adolph)                                     9,100           566,930

     Biotechnology - 4.0%
               Bio-Rad Laboratories Inc *                        10,100           459,651


     Chemicals - 2.3%
               Airgas Inc *                                       3,440            59,512
               Dow Chemical Co                                    6,100           209,718
                                                                                ---------
                                                                                  269,230
     Commercial Services - 1.1%
               Actrade Finan'l Technologies Ltd *                 5,520            57,518
               Career Education Corp *                            1,460            65,700
                                                                                ---------
                                                                                  123,218
     Distribution/Wholesale - 1.0%
               Central European Distribution Corp*                7,300           119,866

     Diversified Financial Services - 2.5%
               JP Morgan Chase & Co *                             2,900            98,368

               New Century Financial Corp                         5,500           192,335
                                                                                ---------
                                                                                  290,703
     Electric - 1.0%
               Duke Energy Corp                                   3,600           111,960


     Electronics - 6.6%
               Analogic Corp                                      7,000           344,190
               Cubic Corp                                        10,800           255,960
               Flir Systems Inc *                                 3,600           151,092
                                                                                ---------
                                                                                  751,242
     Food - 1.7%
               Supervalu Inc                                      7,900           193,787

     Healthcare-Products - 3.3%
               HealthTronics Surgical Svc Inc *                  17,000           297,330
               Orthofix International *                           2,200            77,330
                                                                                ---------
                                                                                  374,660
     Healthcare-Services - 0.5%
               Bioreliance Corp *                                 2,500            62,000


Home Builders - 7.6%
             Beazer Homes USA Inc *                                 900        $   72,000
             Hovnanian Enterprises Inc *                          5,300           190,164
             NVR Inc *                                              800           258,400

             Ryland Group Inc                                     7,100           353,225
                                                                               ----------
                                                                                  873,789
Home Furnishings - 1.5%
             American Woodmark Corp                               3,150           176,810

Household Products/Wares - 0.6%
             Moore Corp Ltd *                                     5,700            65,436

Insurance - 0.1%
             Jefferson-Pilot Corp                                   260            12,220

Internet - 3.6%
             Amazon.Com Inc *                                    15,100           245,375
             E*trade Group Inc *                                  6,100            33,306
             Freemarkets Inc *                                    3,200            45,216
             Priceline.com Inc *                                  1,120             3,125
             Quovadx Inc *                                       13,400            84,152
                                                                               ----------
                                                                                  411,174
Leisure Time - 0.1%
             Nautilus Group Inc *                                   230             7,038

Lodging - 2.6%
             Mandalay Resort Group *                             10,900           300,513

Metal Fabricate/Hardware - 3.6%
             Intermet Corp *                                     38,600           414,564

Office/Business Equip - 1.2%
             IKON Office Solutions Inc                            3,600            33,840
             Xerox Corp *                                        14,600           101,762
                                                                               ----------
                                                                                  135,602

Oil & Gas - 0.3%
             Chesapeake Energy Corp *                             4,060            29,232
             Valero Energy Corp                                     176             6,587
                                                                               ----------
                                                                                   35,819
Retail - 25.2%
             Autozone Inc *                                       2,180           168,514
             CKE Restaurants Inc *                               21,000           238,980
             Chico's FAS Inc *                                    6,700           243,344

             Fred's Inc                                           2,800           102,984
             Group 1 Automotive Inc *                             8,100           309,015
             Hancock Fabrics Inc                                  6,000           111,480
             Jo-Ann Stores Inc *                                 20,100           586,920
             Ltd Brands *                                         8,400           178,920
             Office Depot Inc *                                   1,400            23,520
             Petsmart Inc *                                      12,025           192,881

             Sharper Image Corp *                                17,000           342,550
             ShopKo Stores Inc *                                  8,900           179,780
             Wet Seal Inc *                                       1,500            36,450
             Williams-Sonoma Inc *                                5,400           165,564
                                                                               ----------
                                                                                2,880,902

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002

     Industry  Company                                           Shares          Value
     --------  -------                                           ------          -----
     Savings & Loans - 3.8%
               Flagstar Bancorp Inc                               8,100      $    187,110
               Independence Community Bank                        3,380            97,107
               Washington Mutual Inc                              4,100           152,151
                                                                             ------------
                                                                                  436,368
     Semiconductors - 2.1%
               ESS Technology *                                  13,800           242,052

     Software - 1.6%
               Activision Inc *                                   1,875            54,488
               VitalWorks Inc *                                  16,000           131,200
                                                                             ------------
                                                                                  185,688
     Textiles - 1.2%
               Mohawk Industries Inc *                            2,200           135,366

     Transportation - 9.4%
               Airborne Inc *                                    56,000         1,075,200
                                                                             ------------

   Total Common Stock (Identified Cost $11,409,855)                          $ 11,564,201
                                                                             ============

Total Investments - 101.0%                                                   $ 11,564,201

Other Assets and Liabilities, net - (1.0)%                                       (116,344)
                                                                             ============

Total Net Assets - 100.0%                                                    $ 11,447,857
                                                                             ============

* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $11,409,855. Gross unrealized appreciation and depreciation were $964,920 and $810,574, respectively, or net unrealized appreciation of $154,346.


See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 2002

Assets:
   Investments at value (cost - $11,409,855)                                                             $11,564,201
   Cash                                                                                                       62,473
   Receivable for shares sold                                                                                 24,967
   Receivable for investments sold                                                                            31,299
   Receivable for interest                                                                                        96
   Receivable for dividends                                                                                    6,785
---------------------------------------------------------------------------------------------------------------------
         Total assets                                                                                     11,689,821
---------------------------------------------------------------------------------------------------------------------


Liabilities:
   Payable for shares redeemed                                                                                 2,933
   Payable for investments purchased                                                                         185,209
   Payable for management fee                                                                                  8,081
   Accrued expenses                                                                                           45,741
---------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                                   241,964
---------------------------------------------------------------------------------------------------------------------
   Net assets ( 1,116,377 shares outstanding)                                                            $11,447,857
=====================================================================================================================
   Net asset value, offering and redemption price per share ($11,447,857 / 1,116,377)                         $10.25
=====================================================================================================================

Net assets represent:
   Paid-in capital                                                                                       $11,591,812
   Undistributed net realized loss                                                                          (298,301)
   Net unrealized appreciation of investments                                                                154,346
---------------------------------------------------------------------------------------------------------------------
   Net assets                                                                                            $11,447,857
=====================================================================================================================

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                             STATEMENT OF OPERATIONS
             For the period from October 31, 2001* to June 30, 2002


INVESTMENT INCOME:
      Dividends                                                                                        $  19,461
      Interest                                                                                             5,269
                                                                                                       ---------
            Total income                                                                                  24,730

EXPENSES:
      Management fees                                                                                     33,574
      Accounting fees                                                                                     15,840
      Audit fees                                                                                           6,500
      Custody                                                                                             17,923
                                                                                                       ---------
            Total expenses                                                                                73,837
      Less fees waived                                                                                    (2,949)
                                                                                                       ---------
            Net expenses                                                                                  70,888
                                                                                                       ---------

NET INVESTMENT LOSS                                                                                      (46,158)
                                                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                                                  (298,301)
      Net change in unrealized appreciation                                                              154,346
                                                                                                       ---------
      Net realized and unrealized loss                                                                  (143,955)
                                                                                                       ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $(190,113)
                                                                                                       =========

* October 31, 2001 commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       Period from
                                                                  October 31, 2001* to
                                                                      June 30, 2002

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment loss                                             $   (46,158)
      Net realized loss on investments                                   (298,301)
      Net change in unrealized appreciation                               154,346
                                                                      -----------
          Net decrease resulting from operations                         (190,113)
                                                                      -----------
      Distributions to shareholders:
          From net investment income                                            0
          From realized gains on investments                                    0
                                                                      -----------
            Total distributions to shareholders                                 0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                     14,757,205
      Reinvestment of dividends                                                 0
      Cost of shares redeemed                                          (3,119,235)
                                                                      -----------
          Net increase from Fund share transactions                    11,637,970
                                                                      -----------
          Net increase in net assets                                   11,447,857
NET ASSETS:
      Beginning of period                                                       0
                                                                      -----------
      End of period                                                   $11,447,857
                                                                      ===========

Number of Fund shares:
      Sold                                                              1,412,757
      Issued on dividends reinvested                                            0
      Redeemed                                                           (296,380)
                                                                      -----------
          Net increase                                                  1,116,377
      Outstanding at beginning of period                                        0
                                                                      -----------
      Outstanding at end of period                                      1,116,377
                                                                      ===========

* October 31, 2001 commencement of operations.

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - AGGRESSIVE INVESTORS 2 PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                         Period from
                                                                    October 31, 2001* to
                                                                        June 30, 2002

PER SHARE DATA
      Net asset value,
          beginning of period                                            $     10.00
                                                                         -----------

      Income (loss) from investment operations:
              Net investment loss                                              (0.08)
              Net realized and
                  unrealized gain                                               0.33
                                                                         -----------
      Total from investment operations                                          0.25
                                                                         -----------

      Less distributions to shareholders:
          Net investment income                                                 0.00
          Net realized gains                                                    0.00
                                                                         -----------
      Total distributions                                                       0.00
                                                                         -----------

      Net asset value, end of period                                     $     10.25
                                                                         ===========

TOTAL RETURN                                                                    2.5%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                          $11,447,857
      Ratios to average net assets: [1]
          Expenses after waivers and reimbursements                            1.90%
          Expenses before waivers and reimbursements                           1.98%
          Net investment loss after waivers and reimbursements                (1.24%)

      Portfolio turnover rate                                                  68.0%

* October 31, 2001 commencement of operations

[1] Annualized

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Investors 2 Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. There were no transactions in derivative instruments during the period.

4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Investors 2 Portfolio for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $2,949 of the management fees for the period ended June 30, 2002.

                              BRIDGEWAY FUND, INC.
                        AGGRESSIVE INVESTORS 2 PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $14,360,155 and $2,651,999, respectively, during the period ended June 30, 2002.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                            $     964,920
                   Aggregate unrealized loss                                                  810,574
                   Net gain (loss)
                                                                                              154,346
                   Cost of investments
                                                                                           11,409,855
                   Post October 31, 2001 Capital Loss Deferral                                298,301

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                    Ordinary income                                                      $          0
                    Long-term gains (capital losses)                                                0
                    Unrealized appreciation(depreciation)                                  11,409,855

              Tax Distributions
                    Ordinary income                                                      $          0
                    Long-term capital gains                                                         0

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital. During the year ended June 30, 2002, $46,158 of undistributed net investment loss was reclassified to paid-in capital.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Aggressive Investors II Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Investors II Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 2001 (commencement of operations) to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LETTERHEAD]




September 16, 2002                             June 2002 Quarter - Annual Report
                                               ---------------------------------


Dear Fellow Ultra-Small Company Shareholder,

Our Portfolio was up 1.5% in the June quarter, verses negative returns for each of our performance benchmarks. I am thrilled. For our full fiscal year, we were up 17.2%, again beating each of our performance benchmarks.

According to data from Morningstar, the Ultra-Small Company Portfolio ranked 8th of 967 small company funds for the quarter, 9th of 896 for the last twelve months, and 15th of 469 over the last five years.

At the risk of raining on our parade, I must say that we should keep longer-term trends in mind. I do not expect our Portfolio to be up in most bear markets. It is the nature of ultra-small company stocks normally to decline more than large company indexes in a down market.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks over the last quarter, one year, five years and since inception. In the eight-year period since inception, we've beaten each of our benchmarks by at least 9% a year on an annualized basis. I'm particularly pleased to have "cushioned the blow" of the recent quarter market decline.

The table below presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                               June Qtr.        1 Year          5 Year       Life-to-Date
                                                4/1/02          7/1/01          7/1/97          8/5/94
                                             to 6/30/02(4)    to 6/30/02    to 6/30/02(5)    to 6/30/02(5)
                                             -------------    ----------    -------------    -------------
     Ultra-Small Company Portfolio                1.5%           17.2%           16.5%           21.1%
     Lipper Small-Cap Stock Funds 1              -9.4%          -15.0%            3.3%            9.3%
     Russell 2000 (small companies) 2            -8.4%           -8.6%            4.4%            9.9%
     CRSP Cap-Based Portfolio 10 Index 3         -6.1%            8.6%            8.6%           12.2%

     1 The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc.

     2 The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio. (3)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,000 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. (4)Periods less than one year are not annualized.
         (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.


      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 8/5/94 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bridgeway Ultra-Small Company Portfolio        $45,537
CRSP Cap-based Portfolio 10 Index              $24,844
Russell 2000 Index                             $21,150
Lipper Small Company Funds                     $20,156

                                                 8/5/94       9/30/94       12/30/94      3/30/95        6/30/95
ULTRA-SMALL COMPANY PORTFOLIO                  10,000.00     10,214.01      9,723.74     10,249.35      11,047.50
LIPPER SMALL CO. FUNDS                         10,000.00     10,735.02     10,719.93     11,321.71      12,370.75
RUSSELL 2000 (SMALL GRWTH.STOCKS)              10,000.00     10,514.54     10,320.20     10,796.56      11,808.72
CRSP CAP-BASED PORTFOLIO 10                    10,000.00     10,521.90      9,902.38     10,808.84      11,884.55

                                                9/30/95       12/30/95      3/30/96        6/30/96       9/30/96
ULTRA-SMALL COMPANY PORTFOLIO                  12,672.99     13,597.88     14,718.42      16,838.36     16,434.57
LIPPER SMALL CO. FUNDS                         13,917.22     14,109.55     14,905.53      16,088.92     16,291.65
RUSSELL 2000 (SMALL GRWTH.STOCKS)              12,974.99     13,256.21     13,932.62      14,629.61     14,679.11
CRSP CAP-BASED PORTFOLIO 10                    13,416.07     12,890.14     13,982.91      15,316.28     14,959.19

                                                12/30/96      3/30/97       6/30/97        9/30/97       12/31/97
ULTRA-SMALL COMPANY PORTFOLIO                  17,642.21     17,148.43     21,211.79      28,093.80     24,345.32
LIPPER SMALL CO. FUNDS                         16,136.47     14,616.82     17,101.98      19,709.63     18,559.79
RUSSELL 2000 (SMALL GRWTH.STOCKS)              15,442.75     14,644.25     17,018.15      19,550.96     18,896.27
CRSP CAP-BASED PORTFOLIO 10                    15,065.61     14,984.49     16,450.53      19,848.36     18,389.43

                                                3/31/98       6/30/98       9/30/98        12/30/98      3/31/99
ULTRA-SMALL COMPANY PORTFOLIO                  28,047.86     25,081.38     18,256.21      21,153.20     19,066.66
LIPPER SMALL CO. FUNDS                         20,549.05     19,756.06     15,529.23      18,401.12     17,532.11
RUSSELL 2000 (SMALL GRWTH.STOCKS)              20,796.90     19,827.38     15,833.03      18,415.22     17,416.32
CRSP CAP-BASED PORTFOLIO 10                    20,699.78     19,370.44     14,699.16      16,317.59     15,908.89

                                                6/30/99       9/30/99       12/31/99       3/31/00       6/30/00
ULTRA-SMALL COMPANY PORTFOLIO                  21,455.39     22,088.55     29,700.83      33,715.61     31,067.86
LIPPER SMALL CO. FUNDS                         20,135.50     19,689.07     26,044.66      28,960.03     27,236.32
RUSSELL 2000 (SMALL GRWTH.STOCKS)              20,124.83     18,852.37     22,329.67      23,911.47     23,007.68
CRSP CAP-BASED PORTFOLIO 10                    18,234.90     17,756.33     20,880.19      24,588.10     22,446.48

                                                9/29/00       12/29/00      3/30/01        6/30/01       9/30/01
ULTRA-SMALL COMPANY PORTFOLIO                  34,003.41     31,111.03     34,650.95      38,838.42     36,104.34
LIPPER SMALL CO. FUNDS                         28,153.39     24,328.77     20,670.32      23,722.29     18,448.94
RUSSELL 2000 (SMALL GRWTH.STOCKS)              23,262.04     21,655.08     20,246.35      23,139.15     18,328.68
CRSP CAP-BASED PORTFOLIO 10                    22,539.71     18,075.62     20,094.69      22,876.71     19,573.60

                                                12/31/01      3/31/02       6/30/02
ULTRA-SMALL COMPANY PORTFOLIO                  41,689.80     44,874.88     45,537.12
LIPPER SMALL CO. FUNDS                         22,061.47     22,252.08     20,156.02
RUSSELL 2000 (SMALL GRWTH.STOCKS)              22,193.40     23,077.53     21,150.03
CRSP CAP-BASED PORTFOLIO 10                    24,902.87     26,444.16     24,844.11

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Most technology stocks tanked. Some retail stores and homebuilders soared. Fortunately we owned more of the latter than the former. Ultra-small company stocks seemed to be one of the few places for investors to "hide out" during the June quarter bear market.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results, and waning investor confidence resulting from the disclosure of accounting improprieties, most major market indexes were down over the last year. Ultra-small company stocks (as represented by the CRSP 10 Index) were up 8.6%. Our Portfolio was up more than twice that amount, to close the year with an increase of 17.2%.

Surprisingly, we managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 45% in the fiscal year. A number of our technology holdings did well anyway. A very healthy 33 of our companies appreciated by at least 50%; ten of these at least doubled. The best performing stocks for the year were:

      Rank   Description                            Industry                       % Gain
      ----   -----------                            --------                       ------
        1    Clean Harbors Inc.                     Environmental Control          244.6%
        2    Primesource Corp.                      Distribution/Wholesale         153.2%
        3    PAM Transportation Services            Transportation                 147.2%
        4    Department 56                          Toys/Games/Hobbies             140.7%
        5    NewsEDGE Corp.                         Media                          133.9%
        6    FTI Consulting Inc.                    Commercial Services            133.6%
        7    Mothers Work Inc.                      Retail                         132.3%
        8    PC Mall Inc.                           Retail                         118.9%
        9    Culp Inc.                              Textiles                       117.5%
        10   Software Spectrum Inc.                 Computers                      103.8%
        11   DocuCorp International Inc.            Software                        98.9%
        12   Movie Gallery Inc.                     Retail                          98.7%
        13   Meritage Corp.                         Home Builders                   98.3%
        14   Bank of the Ozarks Inc.                Banks                           96.0%
        15   Racing Champions Ertl Corp.            Toys/Games/Hobbies              92.4%
        16   Innoveda Inc.                          Computers                       91.5%
        17   Eprise Corp.                           Internet                        89.1%
        18   Interpore International                Biotechnology                   88.2%
        19   Strategic Diagnostics Inc.             Biotechnology                   80.7%
        20   HealthTronics Surgical Services Inc.   Healthcare-Products             77.0%
        21   Crossworlds Software Inc.              Internet                        76.0%
        22   Liquent Inc.                           Software                        75.3%
        23   D&K Healthcare Resources Inc.          Pharmaceuticals                 65.4%
        24   Itla Capital Corp.                     Savings & Loans                 60.2%
        25   Blue Rhino Corp.                       Retail                          58.4%
        26   IPSWICH Bancshares Inc.                Savings & Loans                 58.4%
        27   Delphax Technologies Inc.              Computers                       56.2%
        28   NewMil Bancorp Inc.                    Savings & Loans                 55.0%
        29   Steel Technologies Inc.                Iron/Steel                      54.2%
        30   TechTeam Global Inc.                   Computers                       54.2%
        31   Western Sierra Bancorp                 Banks                           54.1%
        32   M/I Schottenstein Homes Inc.           Home Builders                   50.5%
        33   Brigham Exploration Co.                Oil & Gas                       50.4%

Of course, not all of our stocks were up in the recent market environment. A surprisingly few - thirteen stocks - declined at least 50%:

       Rank   Description                            Industry                        % Loss
       ----   -----------                            --------                        ------
         1    Galey & Lord Inc.                      Apparel                         -68.9%
         2    Point.360                              Media                           -60.7%
         3    Pumatech Inc.                          Software                        -58.8%
         4    Tumbleweed Communications Corp.        Internet                        -57.1%
         5    MessageMedia Inc.                      Internet                        -56.5%
         6    Kellstrom Inds Inc.                    Aerospace/Defense               -55.3%
         7    Keith Cos Inc.                         Engineering & Construction      -54.6%
         8    Zones Inc.                             Retail                          -54.2%
         9    Cambridge Heart Inc.                   Healthcare-Products             -54.1%
         10   KCS Energy Inc.                        Oil & Gas                       -53.3%
         11   Medamicus Inc.                         Healthcare-Products             -52.4%
         12   Versant Corp.                          Software                        -52.4%
         13   Variagenics Inc.                       Biotechnology                   -52.1%

Top Ten Holdings

As the following list indicates, we had good overall diversification by sector. Consumer non-cyclical stocks (primarily commercial services, healthcare products and pharmaceuticals) comprised our largest sector representation at 27.5%, followed closely by consumer cyclical stocks, which represented an additional 27% of the portfolio. Financial stocks placed third in terms of sector weighting with 18.6%. Here are the top ten holdings at the end of June 2002:

                                                                                 Percent of
      Rank   Description                             Industry                    Net Assets
      ----   -----------                             --------                    ----------
        1    FTI Consulting Inc.                     Commercial Services             5.6%
        2    Bradley Pharmaceuticals                 Pharmaceuticals                 3.6%
        3    Central European Distribution Corp.     Distribution/Wholesale          3.1%
        4    Mothers Work Inc.                       Retail                          2.8%
        5    Jos. A. Bank Clothiers Inc.             Retail                          2.5%
        6    Culp Inc.                               Textiles                        2.4%
        7    HealthTronics Surgical Services Inc.    Healthcare-Products             2.4%
        8    Meritage Corp.                          Home Builders                   2.1%
        9    Department 56                           Toys/Games/Hobbies              1.9%
       10    American National Financial Inc.        Insurance                       1.9%
                                                                                    -----
             Total                                                                  28.3%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Ultra-Small Company Portfolio.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Ultra-Small Company seeks "to provide a long-term total return of capital, primarily through capital appreciation." There are two major parts to the investment objective. One relates to total returns and one to the timeframe. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1994. Let's look at each.

First, we are seeking a HIGH TOTAL RETURN, primarily capital appreciation. Don't expect much, if any, in the way of interest or dividends. We seek to "grow" the Portfolio primarily by investing in ultra-small stocks.

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year (-7%) may have a legitimate gripe, however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. (We did beat all our performance benchmarks that quarter by a significant margin, which will not always be the case.) Thus, if you want never to see a negative (sometimes substantially negative) return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than in five years or more, this Portfolio is not an appropriate investment in my opinion. Remember, an investment objective is a goal, not a promise. The investment objective sets forth the design and execution of what we are trying to accomplish, within the specified timeframe.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. The longer-term statistics are in the table included on the first page or two. Our returns over the full period since inception have been pretty stellar, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters, although we have also had a couple of larger jumps, like in parts of 1999 and 2001. We have also had some periods of underperformance, including the September quarter (-27.3) in 1998. Morningstar suggests concentrating on a fund's performance relative to its peers. Here's our record based on Morningstar statistics for the full calendar years since inception:

                                          1995    1996     1997    1998    1999    2000     2001
                                         ------  ------   ------  ------  ------  ------   ------
      Bridgeway Ultra-Small Company       39.9%   29.7%    38.0%  -13.1%   40.4%    4.8%    34.0%
      Small-Cap Blend Funds               27.4%   20.3%    24.4%   -4.3%   15.3%   11.9%     8.2%
      Difference                          12.5%    9.4%    13.6%   -8.8%   25.1%   -7.1%    25.8%

Question 3. How risky has it been? I consider our Ultra-Small Company Portfolio to be very volatile, that is, risky in the short-term - much more than the average equity fund. Notwithstanding the excellent performance in the June quarter, you shouldn't be invested in this fund unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan (as it is for me). While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of RISK is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case the Portfolio was down 27.3% in the September quarter of 1998. By comparison, the worst decline for the S&P 500 was 14.7% in the September quarter of 2001. By this measure, the short-term risk of our Portfolio was 86% more risky than the stock market over shorter three-month periods.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a trailing three-year beta of 0.86; however, the measure of accuracy of fit or R-squared is 0.37, which means that this measure is near useless. In the context of the unusual recent market, I believe that this statistic is not useful, not because it is within a bear market, but because ultra-small stocks were so relatively undervalued coming into this particular bear market. However, based on 76 years of data for the whole ultra-small asset class, the beta is 1.59 with an R-squared of 0.49. This calculation shows that it is a better fit, but it also means that the return of ultra-small stocks still "zigs" when the S&P 500 Index of larger stocks "zags." I believe the 1.59 beta is more reasonable and representative of what one might expect in the future of our Portfolio. A beta of 1.59 means that when the S&P 500 Index declines 10%, one would expect ultra-small stocks to decline roughly 15.9%. This kind of magnification of declines is more like what I believe you should expect from this Portfolio in a down market.

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Unfortunately, this measure is also rendered useless by the unusual recent market. (Specifically, it would say our Portfolio is less risky than the broader market of large stocks, which I don't believe.) Using the 76 years of CRSP annual data, I estimate that ultra-small company stocks are 107% more volatile on the downside. This measure serves as another warning that the class of stocks this Portfolio invests in is very volatile.

Each of the risk measures above deal with what I call short-term risk or volatility. An investor may be subject to other kinds of risk as well. I believe our Portfolio is less affected by the longer-term risk of not keeping up with inflation, for example. Nevertheless, one should absolutely be prepared for a "rough ride" when investing in ultra-small company stocks and should expect a rough ride in this Portfolio from time to time.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Ultra-Small Company Portfolio, we have invested primarily in stocks. Furthermore, I am restricted in our prospectus to invest at least 80% of assets (specifically at the time of purchase) in stocks the size of the smallest 10% of the companies traded on the New York Stock Exchange. The Portfolio is thus concentrated in very small stocks, stocks even smaller than those owned by some other "small company" funds. Historically, ultra-small stocks have been more volatile, but they have also provided a commensurately higher average annual return over very long time periods. Over the long haul, stocks, and especially very small stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future. However, micro-cap stocks require a "steel stomach" in a downturn; otherwise one may panic and sell at just the wrong time, ensuring sub-par returns in the long-term.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993.

I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio since inception eight years ago. This is twice as long as the average tenure of a fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. Last year we started an employee stock ownership plan (ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio was 1.26% last fiscal year, which means that the daily net asset value reflects an adjustment of 1.26% of your investment to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. According to Morningstar, the average micro-cap fund has an expense ratio of about 2.13% and the average fund with a median market cap less than $200 million (something closer to our size companies), has an even higher one.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

Barron's Article

Two Bridgeway Portfolios appeared on Barron's annual list of the 100 best funds in America. Bridgeway Micro-Cap Limited Portfolio was #5. The Aggressive Investors 1 Portfolio was #24 on the list. Although Aggressive Investors 1 is closed to new shareholders and Micro-Cap Limited is closed completely, we wanted you to be aware of the fund family's recognition.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, a highly analytical representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred; however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas (both favorable and critical) coming.

Sincerely,

John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002

    Industry  Company                                       Shares         Value
    --------  -------                                       ------         -----
Common Stock - 91.4%
    Apparel - 0.2%
              RG Barry Corp*                                 20,000    $   105,600

    Auto Parts & Equipment - 1.0%
              Noble International Ltd                        58,800        626,808

    Banks - 9.4%
              Abigail Adams National Bancorp                  9,000        126,270
              AmericanWest Bancorp*                          15,000        195,000
              Bancorp Rhode Island Inc                       19,000        430,417
              Bank of The Northwest*                          6,250        118,750
              Bank of the Ozarks Inc                         48,100      1,074,554
              Capital Crossing Bank*                         20,100        451,245
              Cass Information Systems Inc                    2,500         62,250
              CoVest Bancshares Inc                          13,500        303,210
              Columbia Bancorp                                4,800         59,563
              Fidelity National Corp                         19,800        198,000
              First Mariner Bancorp Inc*                     37,000        410,737
              Gulf West Banks Inc*                           30,304        446,984
              IBERIABANK Corp                                 3,800        154,052
              LSB Bancshares Inc                              6,500        130,000
              Northrim BanCorp Inc                           15,383        220,438
              Oak Hill Financial Inc                          4,200         86,142
              Patriot Bank Corp                              31,400        440,542
              Redwood Empire Bancorp                         13,650        374,010
              Republic Bancorp Inc                            2,800         33,012
              Western Sierra Bancorp*                         7,875        188,370
              Wilshire State Bank*                            7,800        215,982
                                                                       -----------
                                                                         5,719,528
    Biotechnology - 0.3%
              Embrex Inc*                                     3,700         77,404
              Lifecell Corp*                                 39,900         97,755
                                                                       -----------
                                                                           175,159
    Building Materials - 0.7%
              Craftmade International Inc                    26,800        407,360

    Chemicals - 0.4%
              Ethyl Corp*                                    99,500         74,625
              Penford Corp                                   10,201        184,638
                                                                       -----------
                                                                           259,263
    Commercial Services - 9.7%
              Actrade Finan'l Technologies Ltd*              98,800      1,029,496
              FTI Consulting Inc*                            98,300      3,441,483
              National Medical Health Card
                 Systems Inc*                                62,000        587,140
              Precis Inc*                                    64,800        586,440
              Source Information Mgmt Co*                    42,300        232,650
              Workflow Management Inc*                       12,613         43,023
                                                                       -----------
                                                                         5,920,232
    Computers - 0.1%
              Manchester Technologies Inc*                   30,150         67,838

    Distribution/Wholesale - 3.7%
              Ag Services of America Inc*                    13,100        160,082
              Central European Distribution Corp*           115,100      1,889,942
              Navarre Corp*                                  98,100        171,675
                                                                       -----------
                                                                         2,221,699

    Diversified Financial Services - 0.2%
              Asta Funding Inc*                               9,700        128,622

    Electric - 0.4%
              Green Mountain Power Corp                      12,300        223,368

    Electronics - 0.0%
              Advanced Photonix Inc*                         30,000         30,000

    Engineering & Construction - 0.2%
              U S Laboratories Inc*                          10,500        136,500

    Environmental Control - 1.5%
              Clean Harbors Inc*                             42,900        504,504
              Gundle/Slt Environmental Inc*                  29,800        219,030
              TRC Cos Inc*                                    8,700        178,785
                                                                       -----------
                                                                           902,319
    Food - 0.9%
              John B. Sanfilippo & Son*                      25,200        176,148
              Rocky Mountain Choc Fact Inc*                  18,721        197,454
              Village Super Market*                           6,600        198,000
                                                                       -----------
                                                                           571,602
    Gas - 0.1%
              Chesapeake Utilities Corp                       4,800         91,248

    Healthcare-Products - 7.4%
              Atrion Corp*                                    6,500        180,765
              Criticare Systems Inc*                        180,100        720,400
              DEL Global Technologies Corp*                   1,760          6,477
              DEL Global Technologies Corp*                     704          1,056
              Endocardial Solutions Inc*                     21,200        160,908
              HealthTronics Surgical Services Inc*           83,000      1,451,670
              NMT Medical Inc*                               70,000        446,600
              Osteotech Inc*                                 82,100        606,719
              Rehabilicare Inc*                              72,800        349,440
              Synovis Life Technologies Inc*                 74,200        556,129
                                                                       -----------
                                                                         4,480,164
    Healthcare-Services - 3.6%
              Air Methods Corp*                              84,300        760,386
              Almost Family Inc*                             21,200        246,344
              Amedisys Inc*                                  34,800        358,962
              America Service Group Inc*                     21,800        215,166
              Option Care Inc*                               21,000        288,540
              Ramsay Youth Services Inc*                      6,800         30,600
              UnitedHealth Group Inc                          3,400        311,270
                                                                       -----------
                                                                         2,211,268
    Home Builders - 3.2%
              Dominion Homes Inc*                            26,200        530,026
              Meritage Corp*                                 27,700      1,264,505
              Orleans Homebuilders Inc*                      15,700        134,235
                                                                       -----------
                                                                         1,928,766
    Home Furnishings - 1.8%
              Singing Machine Co Inc*                        89,850      1,100,663

    Household Products/Wares - 0.1%
              Nashua Corp*                                    7,800         55,380

    Insurance - 2.3%
              American National Financial Inc                73,783      1,142,161
              Investors Title Co                              7,000        135,800
              Penn-America Group Inc                         10,200        107,406
                                                                       -----------
                                                                         1,385,367
    Internet - 5.0%
              Autobytel Inc*                                 49,000        149,450
              E*trade Group Inc*                              4,585         25,037
              FindWhat.com*                                 179,500        960,325
              Harris Interactive Inc*                        70,000        235,900
              Marketwatch.com Inc*                            4,800         22,560
              Modem Media Inc*                               28,000        100,800
              Onesource Information Service*                 44,300        296,810

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2002

Industry   Company                                         Shares         Value
--------   -------                                         ------         -----
Internet, continued
           ScreamingMedia Inc*                               79,000    $   124,030
           Sina.com*                                        110,000        192,500
           Valueclick Inc*                                  167,736        543,463
           Vicinity Corp*                                   132,200        264,400
           ePlus Inc*                                        19,800        138,006
                                                                       -----------
                                                                         3,053,281
Iron/Steel - 0.8%
           Steel Technologies Inc                            35,413        466,743

Leisure Time - 1.0%
           Johnson Outdoors Inc*                             37,000        622,710

Lodging - 0.6%
           Trump Hotels & Casino Resorts Inc*               158,700        341,205

Misc Manufacturing - 0.1%
           Astronics Corp*                                    6,100         48,800

Oil & Gas - 2.8%
           Clayton Williams Energy Inc*                       6,000         69,600
           Edge Petroleum Corp*                              67,414        363,294
           Giant Industries Inc*                             22,000        176,000
           Greka Energy Corp*                                20,946        120,440
           Howell Corp                                       53,493        711,457
           KCS Energy Inc*                                   11,900         20,825
           Petroleum Development Corp*                       37,900        224,368
           Royale Energy Inc*                                   805          4,781
                                                                       -----------
                                                                         1,690,765
Pharmaceuticals - 5.5%
           Bradley Pharmaceuticals*                         166,822      2,218,733
           D&K Healthcare Resources Inc                      20,200        712,252
           Hi-Tech Pharmacal Co Inc*                         43,000        429,957
                                                                       -----------
                                                                         3,360,942
Real Estate - 0.3%
           DeWolfe Cos Inc*                                  20,250        210,600

Retail - 12.3%
           America's Car Mart Inc*                           45,700        629,289
           Blue Rhino Corp*                                  34,400        481,256
           Calloway's Nursery Inc*                           26,500         27,825
           First Cash Financial Services Inc*                51,500        471,740
           Frisch's Restaurants Inc                          14,200        280,450
           Gart Sports Co*                                    4,800        136,752
           Hancock Fabrics Inc                                7,200        133,776
           JOS A Bank Clothiers Inc*                         86,300      1,537,780
           Mothers Work Inc*                                 43,300      1,701,690
           Movie Gallery Inc*                                39,025        824,208
           PC Mall Inc*                                     102,800        390,970
           Shop At Home Inc*                                 70,000        140,000
           Total Entertainment Rest Corp*                    46,300        752,838
                                                                       -----------
                                                                         7,508,574
Savings & Loans - 5.3%
           Bay State Bancorp Inc                              9,200        469,200
           Eagle Bancshares Inc*                             16,200        420,876
           FSF Financial Corp                                16,100        366,436
           Guaranty Federal Bancshares Inc                   13,000        180,180
           Heritage Financial Corp                           12,500        199,875
           Home Federal Bancorp                              10,000        231,000
           IPSWICH Bancshares Inc                             4,700         95,974
           Jacksonville Bancorp Inc                           8,300        208,330
           Monterey Bay Bancorp Inc*                         22,500        405,000
           NewMil Bancorp Inc                                 4,000         80,160
           Oregon Trail Financial Corp                       26,612        502,967
           PVF Capital Corp                                   8,000         95,920
                                                                       -----------
                                                                         3,255,918
    Semiconductors - 0.1%
           DPAC Technologies Corp*                           40,300         87,048

    Software - 2.9%
           Acclaim Entertainment Inc*                       101,500        358,295
           Concur Technologies Inc*                          46,200        129,360
           DocuCorp International Inc*                       39,900        408,177
           HTE Inc*                                          99,600        472,004
           Quality Systems Inc*                               9,800        165,130
           TradeStation Group Inc*                          130,000        158,574
           Unify Corp*                                      101,837         65,685
                                                                       -----------
                                                                         1,757,225
    Telecommunications - 2.7%
           ClearOne Communications Inc*                      18,400        271,032
           Network Equipment
              Technologies Inc*                              28,000        120,400
           Paradyne Networks Corp*                           44,844        177,582
           TTI Team Telecom Intern'l Ltd*                    65,300      1,045,453
                                                                       -----------
                                                                         1,614,467
    Textiles - 2.4%
           Culp Inc*                                         90,900      1,464,399

    Toys/Games/Hobbies - 2.0%
           Department 56*                                    73,000      1,188,440

    Transportation - 0.3%
           PAM Transportation Services*                       6,400        153,728

    Water - 0.1%
           York Water Co                                      4,400         72,600
                                                                       -----------

    Total Common Stock (Identified Cost $39,232,747)                   $55,646,199

Short-term Investments - 3.2%
    Money Market Funds - 3.2%
          Firstar U S Treasury Money Market
             Fund Institutional                           1,929,754      1,929,754
                                                                       -----------

    Total Short-term Investments
       (Identified Cost $1,929,754)                                    $ 1,929,754
                                                                       -----------

Total Investments - 94.5%                                              $57,575,953
                                                                       -----------

Other Assets and Liabilities, net - 5.5%                                 3,333,519
                                                                       -----------

Total Net Assets - 100.0%                                              $60,909,472
                                                                       ===========


* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $41,245,244. Gross unrealized appreciation and depreciation were $17,459,803 and $1,046,351, respectively,or net unrealized appreciation of $16,413,452.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2002

ASSETS:
      Investments at value (cost - $41,162,501)                                           $57,575,953
      Cash                                                                                  3,612,181
      Receivable for investments sold                                                         366,332
      Receivable for interest                                                                   1,008
      Receivable for dividends                                                                 18,608
      Prepaid expenses                                                                          3,643
------------------------------------------------------------------------------------------------------
            Total assets                                                                   61,577,725
------------------------------------------------------------------------------------------------------

LIABILITIES:
      Payable for shares redeemed                                                               1,515
      Payable for investments purchased                                                       505,597
      Payable for management fee                                                               52,130
      Accrued expenses                                                                        109,011
------------------------------------------------------------------------------------------------------
            Total liabilities                                                                 668,253
------------------------------------------------------------------------------------------------------
      NET ASSETS (2,109,264 SHARES OUTSTANDING)                                           $60,909,472
======================================================================================================
      Net asset value, offering and redemption price per share ($60,909,472 / 2,109,264)       $28.88
======================================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                                     $36,766,663
      Undistributed net realized gain                                                       7,729,357
      Net unrealized appreciation of investments                                           16,413,452
------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                          $60,909,472
======================================================================================================

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:
      Dividends                                                                              $207,326
      Interest                                                                                201,254
------------------------------------------------------------------------------------------------------
            Total income                                                                      408,580
------------------------------------------------------------------------------------------------------

EXPENSES:
      Management fees                                                                         505,097
      Accounting fees                                                                         109,225
      Audit fees                                                                               18,143
      Custody                                                                                  49,512
      Insurance                                                                                 2,652
      Legal                                                                                     5,069
      Registration fees                                                                         7,911
      Directors' fees                                                                           3,518
      Miscellaneous                                                                             3,590
------------------------------------------------------------------------------------------------------
            Total expenses                                                                    704,717
------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                          (296,137)
------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                      7,808,717
      Net change in unrealized appreciation                                                 1,567,558
------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain                                                      9,376,275
------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $9,080,138
======================================================================================================

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year ended          Year ended
INCREASE (DECREASE) IN NET ASSETS:                                  June 30, 2002      June 30, 2001
OPERATIONS:
      Net investment loss                                                  $(296,137)         $(423,301)
      Net realized gain on investments                                     7,808,717          5,119,915
      Net change in unrealized appreciation                                1,567,558          5,621,490
--------------------------------------------------------------------------------------------------------
          Net increase resulting from operations                           9,080,138         10,318,104
--------------------------------------------------------------------------------------------------------
      Distributions to shareholders:
          From net investment income                                               0                  0
          From realized gains on investments                              (4,816,787)                 0
--------------------------------------------------------------------------------------------------------
            Total distributions to shareholders                           (4,816,787)                 0

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                         2,975,482          2,903,015
      Reinvestment of dividends                                            4,759,687                  0
      Cost of shares redeemed                                             (2,853,052)        (3,415,973)
--------------------------------------------------------------------------------------------------------
          Net increase (decrease) from Fund share transactions             4,882,117           (512,958)
--------------------------------------------------------------------------------------------------------
          Net increase in net assets                                       9,145,468          9,805,146

NET ASSETS:
      Beginning of period                                                 51,764,004         41,958,858
--------------------------------------------------------------------------------------------------------
      End of period                                                      $60,909,472        $51,764,004
========================================================================================================

Number of Fund shares:
      Sold                                                                   112,141            119,895
      Issued on dividends reinvested                                         186,289                  0
      Redeemed                                                              (106,711)          (145,525)
--------------------------------------------------------------------------------------------------------
          Net increase (decrease)                                            191,719            (25,630)
      Outstanding at beginning of period                                   1,917,545          1,943,175
--------------------------------------------------------------------------------------------------------
      Outstanding at end of period                                         2,109,264          1,917,545
========================================================================================================

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                            Year ended June 30,
                                     ----------------------------------------------------------------------------------------------
                                      2002         2001         2000         1999         1998         1997        1996      1995
PER SHARE DATA
    Net asset value,
      beginning of period            $26.99       $21.59       $14.91       $22.52       $20.62       $16.68      $11.35    $10.33
-----------------------------------------------------------------------------------------------------------------------------------

    Income (loss) from investment
      operations:
          Net investment loss         (0.53)       (0.22)       (0.26)       (0.28)       (0.34)       (0.24)      (0.21)    (0.04)
          Net realized and
            unrealized gain
            (loss)                     4.87         5.62         6.94        (3.77)        4.03         4.50        6.03      1.07
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment
      operations                       4.34         5.40         6.68        (4.05)        3.69         4.26        5.82      1.03
-----------------------------------------------------------------------------------------------------------------------------------

    Less distributions to
      shareholders:
          Net investment income        0.00         0.00         0.00         0.00         0.00         0.00        0.00      0.00
          Net realized gains          (2.45)        0.00         0.00        (3.56)       (1.79)       (0.32)      (0.49)    (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions               (2.45)        0.00         0.00        (3.56)       (1.79)       (0.32)      (0.49)    (0.01)
-----------------------------------------------------------------------------------------------------------------------------------

    Net asset value, end of
      period                         $28.88       $26.99       $21.59       $14.91       $22.52       $20.62      $16.68    $11.35
===================================================================================================================================

TOTAL RETURN                           17.3%        25.0%        44.8%       (14.6%)       18.4%        26.0%       52.4%     10.5%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period   $60,909,472  $51,764,004  $41,958,858  $32,647,536  $46,256,695  $30,070,202  $4,557,591  $667,536
    Ratios to average net
      assets:
        Expenses after waivers
          and reimbursements           1.26%        1.61%        1.85%        2.00%        1.67%        1.67%       1.97%     1.68%
        Expenses before waivers
          and reimbursements           1.26%        1.61%        1.85%        2.26%        1.67%        1.87%       3.07%     8.34%
        Net investment loss
          after waivers and
          reimbursements              (0.53%)      (0.93%)      (1.36%)      (1.82%)      (1.42%)      (1.37%)     (1.47%)   (0.65%)

    Portfolio turnover rate           120.7%        57.0%        65.4%        80.4%       103.4%        56.2%      155.9%    103.6%


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly.

       The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser. The Adviser has agreed to reimburse the Ultra-Small Company Portfolio for any operating expenses above 2.0%.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales, other than cash equivalents were $61,930,430 and $57,063,498 respectively, for the year ended June 30, 2002.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                             $ 17,459,803
                   Aggregate unrealized loss                                                1,046,351
                   Net gain (loss)
                                                                                           16,413,452
                   Cost of investments
                                                                                           41,245,244

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                    Ordinary income
                                                                                          $         0
                    Long-term gains (capital losses)                                        7,812,100
                    Unrealized appreciation(depreciation)                                  41,245,244

              Tax Distributions
                    Ordinary income                                                       $         0
                    Long-term capital gains
                                                                                            4,816,787

       The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

       During the year ended June 30, 2002, the Fund paid a long-term capital gain distribution of $2.4463 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $296,137 were reclassifed to paid-in capital for the year ended June 30, 2002.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

[BRIDEWAY FUNDS LOGO]



September 16, 2002                            June 2002 Quarter - Annual Report



Dear Ultra-Small Company Tax Advantage Portfolio Shareholder,

The Portfolio returned 9.3% in the six months from January to June 2002 compared to the 4.7% decline of the Russell 2000 Index of small companies and the 0.2% decline of the CRSP Index of ultra-small companies. I am pleased to show a positive return in a generally bear market.

For the full fiscal year 2002, our Portfolio was up 20.7%, compared to an 8.6% decline for the Russell 2000 Index and a positive 8.6% return for the CRSP Cap-Based Portfolio 10 Index. Ultra-small stocks have truly been one of the few places to "hide out" in the recent market decline.

At the risk of raining on our parade, I must say that we should keep longer-term trends in mind. I do not expect our Portfolio to be up in most bear markets. It is the nature of ultra-small company stocks normally to decline more than large company indexes in a down market.

Performance Summary

The following table presents SEC standardized performance for 6 months, one-year and life-to-date. The graph below presents the growth of a hypothetical $10,000 invested in our Portfolio and in our performance benchmarks since inception.

                                                      6 months         1 Year         Life-to-Date
                                                      1/01/02          7/1/01           7/31/97
                                                     to 6/30/02      to 6/30/02       to 6/30/02(3)
                                                     ----------      ----------       -------------

Ultra-Small Company Tax Advantage Portfolio              9.3%           20.7%             12.1%
CRSP Cap-Based Portfolio 10 Index(1)                    -0.2%            8.6%              7.9%
Russell 2000 Index(2)                                   -4.7%           -8.6%              3.6%

(1)The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,000 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. We seek to approximate the performance of this Index. (2)The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). The latter index is the most widely tracked index among small company funds but is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3)Life-to-date returns are annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 7/31/97 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bridgeway Ultra-Small Company
     Tax Advantage Portfolio                   $17,543
CRSP Cap-based Portfolio 10 Index              $14,508
Russell 2000 Index                             $11,875

                                                   7/31/97         9/30/97        12/31/97      3/31/98         6/30/98
USC TAX ADVANTAGE PORTFOLIO                       10,000.00       11,280.00       9,960.00     11,720.00       11,380.00
CRSP CAP-BASED PORTFOLIO 10                       10,000.00       11,590.52      10,738.57     12,087.71       11,311.43
RUSSELL 2000 (SMALL GROWTH STOCKS)                10,000.00       10,977.50      10,609.90     11,677.08       11,132.71

                                                    9/30/98        12/31/98        3/31/99      6/30/99         9/30/99
USC TAX ADVANTAGE PORTFOLIO                        8,780.00        9,780.00       9,160.00      9,920.00       10,300.00
CRSP CAP-BASED PORTFOLIO 10                        8,583.63        9,528.71       9,290.05     10,648.34       10,368.87
RUSSELL 2000 (SMALL GROWTH STOCKS)                 8,889.95       10,339.81       9,778.94     11,299.72       10,585.26

                                                   12/31/99        3/31/00        6/30/00        9/29/00        12/29/00
USC TAX ADVANTAGE PORTFOLIO                       12,860.00       14,140.00      13,240.00      14,440.00      12,946.21
CRSP CAP-BASED PORTFOLIO 10                       12,193.06       14,358.30      13,107.70      13,162.14      10,555.32
RUSSELL 2000 (SMALL GROWTH STOCKS)                12,537.69       13,425.85      12,918.39      13,061.20      12,158.93

                                                  3/30/2001        6/30/01        9/30/01        12/31/01       3/31/02
USC TAX ADVANTAGE PORTFOLIO                       13,228.09       14,536.80      13,610.63      16,051.06      17,805.38
CRSP CAP-BASED PORTFOLIO 10                       11,734.36       13,358.93      11,430.07      14,542.12      15,442.16
RUSSELL 2000 (SMALL GROWTH STOCKS)                11,367.95       12,992.20      10,291.22       2,461.18      12,957.60

                                                   6/30/02
USC TAX ADVANTAGE PORTFOLIO                       17,543.24
CRSP CAP-BASED PORTFOLIO 10                       14,507.80
RUSSELL 2000 (SMALL GROWTH STOCKS)                11,875.35

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Ultra-small company stocks were one of the few places for investors to "hide out" during the recent bear market.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results and waning investor confidence resulting from the disclosure of accounting improprieties, most major market indexes were down over the last year. Ultra-small company stocks (as represented by the CRSP 10 Index) were up 8.6%. Our Portfolio was up even more than that amount, to close the year with an increase of 20.7%.

We managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 45% in the fiscal year. A number of our technology holdings did well anyway. Our list of best performers for the year reflects the full diversity of more than 400 stocks in our portfolio. Twenty seven stocks more than doubled in the fiscal year:

           Rank   Description                                Industry                           % Gain
           ----   -----------                                --------                           ------

            1     Drugstore.Com                              Internet                           284.2%
            2     Merit Medical Systems Inc.                 Healthcare-Products                258.2%
            3     Racing Champions Ertl Corp.                Toys/Games/Hobbies                 255.2%
            4     Mothers Work Inc.                          Retail                             255.0%
            5     Harvest Natural Resources Inc.             Oil & Gas                          252.1%
            6     AC Moore Arts & Crafts Inc.                Retail                             213.3%
            7     Raytech Corp-Del                           Auto Parts & Equipment             206.8%
            8     Juno Online Services Inc.                  Internet                           195.9%
            9     Chattem Inc.                               Cosmetics/Personal Care            171.7%
            10    Department 56                              Toys/Games/Hobbies                 167.5%
            11    Movie Gallery Inc.                         Retail                             162.7%
            12    Culp Inc.                                  Textiles                           158.3%
            13    Fidelity National Information Solutions    Computers                          155.7%
            14    Hovnanian Enterprises Inc.                 Home Builders                      147.3%
            15    Advanced Technical Products Inc.           Miscellaneous Manufacturers        145.9%
            16    HTE Inc.                                   Software                           144.1%
            17    Liquent Inc.                               Software                           143.9%
            18    FTI Consulting Inc.                        Commercial Services                140.9%
            19    Cascade Bancorp                            Banks                              138.9%
            20    Lifecore Biomedical Inc.                   Healthcare-Products                128.8%
            21    TechTeam Global Inc.                       Computers                          124.4%
            22    Penn Traffic Co.                           Food                               119.8%
            23    Software Spectrum Inc.                     Computers                          119.4%
            24    Celadon Group Inc.                         Transportation                     113.1%
            25    PAM Transportation Services                Transportation                     110.4%
            26    Johnson Outdoors Inc.                      Leisure Time                       109.1%
            27    Rita Medical Systems Inc.                  Healthcare-Products                101.4%

Of course, not all of our stocks were up in the recent market environment. Thirty-one declined at least 50%. Technology (including communications) did lead this list:

           Rank   Description                                Industry                           % Loss
           ----   -----------                                --------                           ------

            1     Egghead.com Inc.                           Internet                           -98.3%
            2     Neomedia Technologies Inc.                 Computers                          -87.4%
            3     RoweCom Inc.                               Internet                           -87.3%
            4     Active IQ Technologies Inc                 Telecommunications                 -85.5%
            5     America Service Group Inc                  Healthcare-Services                -81.8%
            6     Atchison Casting Corp.                     Metal Fabrication/Hardware         -77.9%
            7     ROHN Industries Inc.                       Metal Fabrication/Hardware         -75.7%
            8     iGO Corp.                                  Internet                           -73.9%
            9     Webhire Inc.                               Software                           -68.2%
            10    Goamerica Inc.                             Telecommunications                 -66.6%
            11    Ansoft Corp.                               Computers                          -65.4%
            12    Xetel Corp.                                Electronics                        -65.4%
            13    Vitech America Inc.                        Computers                          -64.9%
            14    Concero Inc.                               Internet                           -64.6%
            15    Vesta Insurance Group Inc.                 Insurance                          -62.2%
            16    SEMX Corp.                                 Semiconductors                     -60.6%
            17    Perini Corp.                               Engineering & Construction         -60.0%
            18    PLATO Learning Inc.                        Software                           -57.5%
            19    Eprise Corp.                               Internet                           -57.4%
            20    Calton Inc.                                Commercial Services                -56.8%
            21    IFR Systems Inc.                           Electronics                        -54.8%
            22    Heska Corp.                                Pharmaceuticals                    -54.5%
            23    Choice One Communications Inc.             Telecommunications                 -53.2%
            24    EntrePort Corp.                            Internet                           -52.7%
            25    Superior Telecom Inc.                      Telecommunications                 -52.7%
            26    Interdent Inc.                             Healthcare-Services                -51.2%
            27    Aetrium Inc.                               Semiconductors                     -51.2%
            28    Altair International Inc.                  Engineering & Construction         -50.0%
            29    Quovadx Inc.                               Internet                           -50.0%
            30    Sento Corp.                                Computers                          -50.0%
            31    Reptron Electronics Inc.                   Electronics                        -50.0%


Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

There are a number of characteristics of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They include lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, a much harder questions is, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Ultra-Small Company Tax Advantage Portfolio.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Ultra-Small Company Tax Advantage Portfolio seeks "to provide a long-term total return of capital, primarily through capital appreciation." As a passively managed portfolio, it seeks to approximate the return of the Cap-Based Portfolio 10 Index published by the University of Chicago's Center for Research in Security Prices over longer time periods. In choosing stocks for the Portfolio, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full Index. In other words, we seek to own a representative sample of stocks in the Index.

There are three major parts to the investment objective and strategy. One relates to total returns, one to relative returns, and one to the timeframe. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1997. Let's look at each.

First, we are seeking a HIGH TOTAL RETURN, primarily capital appreciation. Don't expect much, if any, in the way of interest or dividends. We seek to "grow" the Portfolio primarily by investing in a broad spectrum of ultra-small stocks.

Second, over shorter time periods we are less concerned with absolute returns, but rather returns relative to the Index of ultra-small companies. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year (-6%) may have a legitimate gripe; however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. Thus, if you never want to see a negative (sometimes substantially) quarterly or annual return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than in five years or more, this Portfolio is not an appropriate investment in my opinion. Remember, an investment objective is a goal, not a promise. The investment objective sets forth the design and execution of what we are trying to accomplish, within the specified timeframe.

Third, the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Investing in ultra-small stocks is a longer-term strategy.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the period and how I feel about it. The longer-term statistics are in the table included on the first page or two. Our returns over the full period since inception have been pretty stellar, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters, although we have also had a couple of larger jumps, like in parts of 1999 and 2001. We have also had some periods of underperformance, including the September quarter of 1998 (-23%). Morningstar suggests concentrating on a fund's performance relative to its peers. Here's our record based on Morningstar statistics for the full calendar years since inception:

                                                           1998      1999       2000      2001
                                                           ----      ----       ----      ----

                    Ultra-Small Company Tax Advantage      -1.8%     31.5%       0.7%     24.0%
                    Small-cap Value Funds                  -7.1%      5.4%      18.7%     16.8%
                    Difference                              5.3%     26.1%     -18.0%      7.2%

Question 3. How risky has it been? I consider our Ultra-Small Company Tax Advantage Portfolio to be very volatile, that is, risky in the short-term - much more than the average equity fund. Notwithstanding the excellent recent performance, you shouldn't be invested in a fund of ultra-small stocks unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan. While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of RISK is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case the Portfolio was down 22.9% in the September quarter of 1998. By comparison, the worst decline for the S&P 500 was 14.7% in the September quarter of 2001. By this measure, the short-term risk of our Portfolio was 56% more risky than the stock market over shorter three-month periods.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a trailing three-year beta of 0.80 according to Morningstar; however, the measure of accuracy of fit or R-squared is only 0.45, which means that this measure is near useless. In the context of the unusual recent market, I believe that this statistic is not useful, not because it is within a bear market, but because ultra-small stocks were so relatively undervalued coming into this particular bear market. However, based on 76 years of annual data for the whole ultra-small asset class, the beta is 1.59 with an R-squared of 0.49. This calculation does not show a much better fit, but it is based on a much longer timeframe and I believe is more representative of what one could expect from a portfolio of ultra-small stocks. A beta of 1.59 means that when the S&P 500 Index declines 10%, one would expect ultra-small stocks to decline roughly 15.9%. The R-squared statistic means that the return of ultra-small stocks often "zigs" when the S&P 500 Index of larger stocks "zags."

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Unfortunately, this measure is also rendered useless by the unusual recent market. (Specifically, it would say our Portfolio is less risky than the broader market of large stocks, which I don't believe.) Using the 76 years of CRSP annual data, I estimate that ultra-small company stocks are 107% more volatile on the downside. This measure serves as another warning that the class of stocks this Portfolio invests in is very volatile.

Each of the risk measures above deal with what I call short-term risk or volatility. An investor may be subject to other kinds of risk as well. I believe our Portfolio is less affected by the longer-term risk of not keeping up with inflation, for example. Nevertheless, one should absolutely be prepared for a "rough ride" when investing in ultra-small company stocks and should expect a rough ride in this Portfolio from time to time.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Ultra-Small Company Tax Advantage Portfolio, we have invested primarily in stocks. Furthermore, I am restricted in our prospectus to invest at least 80% of assets (specifically at the time of purchase) in stocks the size of the smallest 10% of the companies traded on the New York Stock Exchange. The Portfolio is thus concentrated in very small stocks, stocks even smaller than those owned by some other "small company" and "micro-cap" funds. Historically, ultra-small stocks have been more volatile, but they have also provided a commensurately higher average annual return over very long time periods. Over the long haul, stocks, and especially very small stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future. However, ultra-small stocks require a "steel stomach" in a downturn; otherwise one may panic and sell at just the wrong time, ensuring sub-par returns in the long-term.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio since inception five years ago. This is a year longer than the average tenure of a fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. Elena Khoziaeva has a particularly strong role in the maintenance of this Portfolio, especially keeping the Portfolio characteristics similar to that of the CRSP Index of ultra-small companies. Last year we started an employee stock ownership plan (ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waivers) was 0.75% last fiscal year, which means that the daily net asset value reflects an adjustment of 0.75% of your investment to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. According to Morningstar, the average micro-cap fund has an expense ratio of about 2.13% and the average fund with a median market cap less than $200 million (something closer to our size companies), has an even higher one. The average small-cap index fund has an expense ratio of 0.81%, but there are really no good peer comparisons, since there are no non-Bridgeway retail funds invested in companies anything like ultra-small in size.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Since the average spread of ultra-small stocks (the difference between what it costs to buy and sell a stock) is about 5%, it is particularly important for this Portfolio. Because transaction costs are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Both of these come into play with this portfolio.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, a highly analytical representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred; however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. Your comments about our shareholder letters have been particularly gratifying. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas (both favorable and critical) coming.

Sincerely,

John Montgomery

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002


     Industry  Company                                             Shares            Value
     --------  -------                                             ------            -----

Common Stock - 96.7%
     Aerospace/Defense - 0.5%
               Aerosonic Corp *                                     4,050       $   96,269
               EDO Corp                                             3,700          105,450
               SIFCO Industries Inc *                              22,900          117,935
               Titan Corp *                                         2,832           51,797
                                                                                ----------
                                                                                   371,451
     Apparel - 1.8%
               Ashworth Inc *                                      40,100          361,301
               Haggar Corp                                         20,750          333,038
               Jones Apparel Group Inc *                              197            7,388
               Perry Ellis International Inc *                     24,100          366,561
               RG Barry Corp *                                     32,000          168,960
               Steven Madden Ltd *                                    700           13,880
                                                                                ----------
                                                                                 1,251,128
     Auto Parts & Equipment - 0.6%
               R&B Inc *                                           38,157          330,249
               Raytech Corp-Del *                                   3,400           30,770
               Tenneco Automotive Inc *                             7,500           49,500
                                                                                ----------
                                                                                   410,519
     Banks - 11.4%
               Abigail Adams National Bancorp                      12,400          173,972
               AmericanWest Bancorp *                               8,295          107,835
               Bancorp Connecticut Inc                              3,840          107,750
               Bancorp Rhode Island Inc                            18,928          428,785
               Bank of the Ozarks Inc                              20,400          455,736
               Bryn Mawr Bank Corp                                    230            9,269
               Capital Crossing Bank *                             16,600          372,670
               Cascade Bancorp                                        720           12,960
               Cass Information Systems Inc                        10,500          261,450
               Central Bancorp Inc                                  7,900          235,815
               City National Corp                                     599           32,192
               CoBiz Inc                                              600           10,326
               CoVest Bancshares Inc                               18,583          417,374
               Columbia Bancorp                                    13,000          161,317
               Commercial Bankshares Inc                            7,000          192,968
               FNB Corp Inc                                        18,479          323,198
               First Banks America Inc *                              400           15,660
               First Mariner Bancorp Inc *                         33,400          370,773
               First State Bancorporation                           8,500          221,000
               First United Corp                                   15,640          280,738
               Franklin Bank National Assn                         12,655          240,445
               Glacier Bancorp Inc                                    567           13,892
               Greater Bay Bancorp                                    364           11,197
               Greater Community Bancorp                            4,044           64,689
               Gulf West Banks Inc *                                4,000           59,000
               IBERIABANK Corp                                        350           14,189
               Mercantile Bank Corp *                              15,191          307,618
               NSD Bancorp Inc                                      4,355           96,899
               North Valley Bancorp                                11,400          182,400
               Northrim BanCorp Inc                                15,730          225,411
               Oak Hill Financial Inc                              12,952          265,646
               Pacific Mercantile Bancorp *                        29,400          204,330
               Patriot Bank Corp                                   27,000          378,810
               PrivateBancorp Inc                                  12,400          373,860
               Prosperity Bancshares Inc                              800           14,575
               Redwood Empire Bancorp                              10,550          289,070
               SouthTrust Corp                                        468           12,224
               Southside Bancshares Inc                            24,469          391,210
               Western Sierra Bancorp *                            15,960          381,763
               Yardville National Bancorp                           6,200          123,628
                                                                                ----------
                                                                                 7,842,644
     Beverages - 0.9%
               Peet's Coffee & Tea Inc *                           17,400        $ 320,334
               Redhook ALE Brewery Inc *                           28,800           62,882
               Vermont Pure Holdings Ltd *                         48,800          204,960
                                                                                ----------
                                                                                   588,176
     Biotechnology - 1.5%
               Aksys Ltd *                                         32,400          223,560
               Lifecell Corp *                                     98,850          242,183
               Lynx Therapeutics Inc *                             49,025           63,242
               Nanogen Inc *                                       81,500          285,250
               Orchid BioSciences Inc *                            40,000           52,800
               Variagenics Inc *                                  116,900          148,463
                                                                                ----------
                                                                                 1,015,498
     Building Materials - 0.1%
               Aaon Inc *                                             788           14,781
               Craftmade International Inc                          3,678           55,906
                                                                                ----------
                                                                                    70,687
     Chemicals - 1.2%
               Applied Extrusion Technologies Inc/US *             26,399          183,473
               Ethyl Corp *                                       187,000          140,250
               Lesco Inc *                                         34,000          392,360
               Mississippi Chemical Corp *                         65,400           73,248
               Penford Corp                                         3,600           65,160
                                                                                ----------
                                                                                   854,491
     Commercial Services - 4.0%
               ACE Cash Express Inc *                              19,700          196,803
               Cadmus Communications Corp                           9,119          102,315
               Calton Inc *                                        87,550           22,763
               Cornell Cos Inc *                                    4,500           53,325
               Exponent Inc *                                      25,400          327,914
               FTI Consulting Inc *                                 2,700           94,527
               Health Management Systems Inc *                     79,100          249,165
               Healthcare Services Group *                         15,800          244,110
               National Medical Health Card
                  Systems Inc *                                    21,100          199,817
               National Research Corp *                             9,400           66,740
               Opinion Research Corp *                             26,700          156,702
               Precis Inc *                                         5,200           47,060
               Rock of Ages Corp *                                 14,100           99,969
               SFBC International Inc *                             5,880           98,613
               Source Information Mgmt Co *                        42,900          235,950
               Superior Consultant Hldgs *                         33,600          193,200
               Track Data Corp *                                   55,450           66,540
               Versar Inc *                                        21,500           57,405
               Workflow Management Inc *                           68,900          235,018
                                                                                ----------
                                                                                 2,747,936
     Computers - 3.2%
               Ansoft Corp *                                        2,400           14,112
               BindView Development Corp *                         81,100           82,722
               Ciber Inc *                                          2,499           18,116
               Compucom Systems Inc *                               2,900           11,252
               Dataram Corp *                                      10,033           37,624
               Delphax Technologies Inc *                          19,150           84,452
               Drexler Technology Corp *                              500           10,800
               Extended Systems Inc *                              32,400          108,540
               Fidelity National Inf Solutions Inc *               14,800          355,200
               Mitek Systems Inc *                                 70,300           91,383
               OAO Technology Solutions Inc *                      93,000          139,500
               Overland Storage Inc *                               6,800          112,064
               Printronix Inc *                                    19,200          240,000
               Rimage Corp *                                       38,225          301,595
               TechTeam Global Inc *                               39,000          312,000

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2002


     Industry  Company                                             Shares            Value
     --------  -------                                             ------            -----

     Computers, continued
               Tier Technologies Inc *                              3,900       $   69,498
               Tripos Inc *                                         4,300           93,740
               Xanser Corp *                                       54,900           99,918
                                                                                ----------
                                                                                 2,182,516
     Cosmetics/Personal Care - 0.3%
               Chattem Inc *                                        2,900           91,350
               Parlux Fragrances Inc *                             39,400           92,590
                                                                                ----------
                                                                                   183,940
     Distribution/Wholesale - 0.7%
               Advanced Marketing Services                          2,025           37,058
               Ag Services of America Inc *                         8,500          103,870
               Bell Microproducts Inc *                               875            7,044
               Central European Distribution Corp *                17,100          280,782
               Navarre Corp *                                      10,900           19,075
               Nitches Inc                                          2,230           13,469
                                                                                ----------
                                                                                   461,298
     Diversified Financial Services - 1.9%
               American Business Finan'l Svc Inc                   13,700          147,960
               American Home Mortgage
                  Holdings Inc                                      2,500           31,225
               Asta Funding Inc *                                  14,500          192,270
               Hoenig Group Inc *                                  18,400          193,200
               Maxcor Financial Group *                            51,000          298,860
               United PanAm Financial Corp *                       53,100          423,366
                                                                                ----------
                                                                                 1,286,881
     Electric - 0.3%
               Cleco Corp                                           2,700           59,130
               Conectiv                                             1,100           28,391
               Green Mountain Power Corp                            5,500           99,880
                                                                                ----------
                                                                                   187,401
     Electrical Comp & Equipment - 0.4%
               Advanced Lighting
                  Technologies Inc *                               66,006           52,805
               Lamson & Sessions Co *                              44,600          173,940
               Nortech Systems Inc *                                6,200           56,172
                                                                                ----------
                                                                                   282,917
     Electronics - 3.7%
               Advanced Photonix Inc *                            156,350          156,350
               Aehr Test Systems *                                 24,000          131,040
               Axsys Technologies Inc *                            40,800          323,136
               Daktronics Inc *                                     2,000           19,680
               Fargo Electronics Inc *                             42,850          352,227
               Giga-Tronics Inc *                                  41,500           97,525
               Isco Inc                                            13,800          127,512
               OI Corp *                                           35,200          176,000
               OYO Geospace Corp *                                  8,700           87,087
               Recoton Corp *                                       3,300            8,514
               Reptron Electronics Inc *                           35,900           59,235
               Signal Technology Corp *                            36,800          345,552
               Sonic Solutions Inc *                               33,000          262,317
               Taser International Inc *                           10,400          124,800
               Vicon Industries Inc *                              23,200           85,840
               Viisage Technology Inc *                            38,500          189,420
               Xetel Corp *                                        12,400            3,472
                                                                                ----------
                                                                                 2,549,707
     Engineering & Construction - 1.0%
               Keith Cos Inc *                                     22,500          342,450
               Layne Christensen Co *                              20,600          190,550
               Perini Corp *                                        5,500           22,000
               U S Laboratories Inc *                              11,000          143,000
                                                                                ----------
                                                                                   698,000
     Entertainment - 0.3%
               Integrity Media Inc *                               26,820        $ 181,035

     Environmental Control - 1.3%
               Clean Harbors Inc *                                  2,700           31,752
               Gundle/Slt Environmental Inc *                      46,800          343,980
               Imco Recycling Inc *                                28,000          275,800
               TRC Cos Inc *                                          750           15,413
               US Liquids Inc *                                    22,200           65,490
               Waste Industries USA Inc *                          19,400          138,322
                                                                                ----------
                                                                                   870,757
     Food - 1.9%
               Green Mountain Coffee Inc *                          1,400           29,694
               Horizon Organic Holding Corp *                       8,000          140,960
               John B. Sanfilippo & Son *                          35,150          245,699
               Monterey Pasta Co *                                 36,700          346,081
               Penn Traffic Co *                                    8,125           81,250
               Rocky Mountain Choc Fact Inc *                      25,600          270,003
               Village Super Market *                               7,400          222,000
                                                                                ----------
                                                                                 1,335,687
     Gas - 0.7%
               Chesapeake Utilities Corp                            3,600           68,436
               Delta Natural Gas Co Inc                             5,040          109,418
               Oneok Inc                                           12,600          276,570
                                                                                ----------
                                                                                   454,424
     Hand/Machine Tools - 0.0%
               P&F Industries *                                     1,250            8,588

     Healthcare-Products - 6.7%
               Abaxis Inc *                                        51,900          226,284
               Atrion Corp *                                        8,200          228,042
               Bioanalytical Systems Inc *                         50,900          262,135
               Criticare Systems Inc *                             18,800           75,200
               Endocardial Solutions Inc *                         38,700          293,733
               Endologix Inc *                                     73,200           68,808
               Fischer Imaging Corp *                              23,900          203,274
               HealthTronics Surgical Svc Inc *                    28,650          501,089
               LCA-Vision Inc *                                   137,700          144,530
               Lifecore Biomedical Inc *                            5,800           65,772
               Medamicus Inc *                                     19,300          155,365
               Merit Medical Systems Inc *                          9,844          203,077
               NMT Medical Inc *                                   15,300           97,614
               North American Scientific Inc *                      6,700           68,474
               Orthologic Corp *                                    2,000           11,060
               Osteotech Inc *                                      8,300           61,337
               Rehabilicare Inc *                                  11,700           56,160
               Respironics Inc *                                    8,334          283,789
               Rita Medical Systems Inc *                          48,300          488,796
               SRI/Surgical Express Inc *                           6,600           82,368
               Sonic Innovations Inc *                             40,500          286,335
               Synovis Life Technologies Inc *                     29,300          219,604
               Urologix Inc *                                       1,300           16,627
               Utah Medical Products Inc *                         18,600          295,182
               Vital Images Inc *                                  31,100          202,150
                                                                                ----------
                                                                                 4,596,805
     Healthcare-Services - 2.5%
               Air Methods Corp *                                  42,100          379,742
               Almost Family Inc *                                 10,200          118,524
               Amedisys Inc *                                       7,000           72,205
               Amsurg Corp *                                          800           21,008
               Chronimed Inc *                                     28,500          145,065
               Five Star Quality Care Inc *                        16,100           89,999

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002


Industry  Company                                   Shares        Value
--------  -------                                   -------     ----------
Healthcare-Services, continued
          Horizon Health Corp *                      14,900     $  293,530
          Novamed Eyecare Inc *                      64,300         46,939
          Option Care Inc *                           4,875         66,983
          Orthodontic Centers Of America *            1,586         36,556
          Ramsay Youth Services Inc *                22,100         99,450
          Trover Solutions Inc *                     47,500        280,250
          UnitedHealth Group Inc                        634         58,043
                                                                ----------
                                                                 1,708,294
Home Builders - 0.9%
          Dominion Homes Inc *                       17,350        350,991
          Hovnanian Enterprises Inc *                   411         14,747
          Meritage Corp *                               900         41,085
          Nobility Homes Inc *                       11,300        101,474
          Orleans Homebuilders Inc *                 11,400         97,470
          Technical Olympic USA Inc *                   750         11,903
                                                                ----------
                                                                   617,670
Home Furnishings - 1.0%
          Cobra Electronics Corp *                   16,800        138,600
          Flexsteel Industries                       15,200        227,848
          Koss Corp                                   4,138         69,312
          Rowe Cos *                                 36,200        104,980
          Royal Appliance Manufacturing Co*          24,400        157,380
                                                                ----------
                                                                   698,120
Household Products/Wares - 0.6%
          CNS Inc *                                  63,100        378,600
          Nashua Corp *                               6,200         44,020
                                                                ----------
                                                                   422,620
Housewares - 0.4%
          Enesco Group Inc *                         29,800        260,452

Insurance - 1.9%
          AON Corp                                      436         12,853
          American National Financial Inc            32,200        498,456
          Danielson Holdings Corp *                  45,360        223,171
          Donegal Group Inc - Class A                13,102        135,213
          Donegal Group Inc - Class B                     1             10
          Merchants Group Inc                         7,600        185,060
          Penn Treaty American Corp *                63,800        287,100
                                                                ----------
                                                                 1,341,863
Internet - 5.9%
          Ask Jeeves *                              182,600        188,078
          Carescience Inc *                          37,800         47,212
          Drugstore.Com *                            23,200         62,408
          E-Loan Inc *                              145,210        159,731
          FindWhat.com *                             25,700        137,495
          Firepond Inc *                             88,475         30,082
          Harris Interactive Inc *                   70,300        236,911
          Lante Corp *                              198,000        120,780
          Liquid Audio *                            112,600        275,870
          Marketwatch.com Inc *                      86,600        407,020
          Modem Media Inc *                          21,400         77,040
          Net Perceptions Inc *                      70,400         78,144
          Onesource Information Service *            25,200        168,840
          Quotesmith.com Inc *                       30,400         86,366
          Quovadx Inc *                               1,063          6,673
          ScreamingMedia Inc *                      182,600        286,682
          Sina.com *                                 33,900         59,325
          Softnet Systems Inc *                     103,900        191,176
          TheStreet.com Inc *                       123,500        281,580
          United Online Inc *                         9,353        112,423
          Valueclick Inc *                           38,914        126,081
          Via Net.Works Inc *                       251,000        208,330

Internet, continued
          Vicinity Corp *                           169,300     $  338,600
          barnesandnoble.com inc *                   85,400         80,276
          ePlus Inc *                                42,000        292,740
                                                                ----------
                                                                 4,059,863
Iron/Steel - 0.9%
          Olympic Steel Inc *                        37,530        225,180
          Oregon Steel Mills Inc *                    5,900         35,400
          Steel Technologies Inc                     29,600        390,128
                                                                ----------
                                                                   650,708
Leisure Time - 0.7%
          Johnson Outdoors Inc *                     29,650        499,010
          Navigant International Inc *                  800         12,376
                                                                ----------
                                                                   511,386
Lodging - 0.1%
          Trump Hotels & Casino Resorts Inc*         31,200         67,080

Machinery-Diversified - 0.4%
          Minuteman International Inc                 5,500         53,524
          Quipp Inc *                                17,800        235,316
                                                                ----------
                                                                   288,840
Media - 0.2%
          Point.360 *                                62,200        146,108

Metal Fabricate/Hardware - 0.4%
          Hawk Corp *                                19,100         67,805
          Northwest Pipe Co *                         8,200        191,962
          Webco Industries Inc *                      4,700         18,377
                                                                ----------
                                                                   278,144
Mining - 0.6%
          Echo Bay Mines Ltd *                      367,300        422,395

Misc Manufacturing - 1.2%
          American Locker Group Inc *                 1,730         24,220
          Ceradyne Inc *                              3,900         29,211
          PW Eagle Inc *                             23,500        149,225
          Peerless Manufacturing Co *                10,900        185,288
          Raven Industries Inc                        8,900        240,300
          Summa Industries Inc *                     20,450        199,388
                                                                ----------
                                                                   827,632
Office/Business Equip - 0.0%
          General Binding Corp *                      1,100         18,403

Oil & Gas - 2.5%
          Adams Resources & Energy Inc                6,800         41,616
          Brigham Exploration Co *                   55,100        234,175
          Castle Energy Corp                          7,650         50,796
          Clayton Williams Energy Inc *               4,500         52,200
          Edge Petroleum Corp *                      32,050        172,717
          Harvest Natural Resources Inc *            95,900        479,500
          Howell Corp                                19,122        254,323
          Maynard Oil Co *                              750         12,645
          Petrocorp Inc *                             6,100         58,499
          Petroleum Development Corp *                8,600         50,912
          Remington Oil & Gas Corp *                  1,400         27,888
          Royale Energy Inc *                        26,370        156,611
          Wilshire Oil Of Texas *                    27,300         96,096
                                                                ----------
                                                                 1,687,978
Oil & Gas Services - 0.9%
          Dawson Geophysical Co *                    11,200         82,880
          Infinity Inc *                             13,000        111,137
          Matrix Service Co *                        35,500        302,460
          Torch Offshore Inc *                       19,250        138,600
                                                                ----------
                                                                   635,077

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2002


Industry  Company                                     Shares        Value
--------  -------                                     -------     ----------
Packaging & Containers - 0.5%
          BWAY Corp *                                  22,400     $  357,280

Pharmaceuticals - 2.5%
          Bradley Pharmaceuticals *                     7,400         98,420
          D&K Healthcare Resources Inc                  2,230         78,630
          HealthExtras Inc *                           21,900        111,033
          Heska Corp *                                 95,700         46,931
          Hi-Tech Pharmacal Co Inc *                   36,300        362,964
          Intrabiotics Pharmaceuticals Inc *           49,100         63,830
          Meridian Medical Technologies Inc*           12,675        457,568
          Neogen Corp *                                22,000        299,286
          Valentis Inc *                              156,600        209,844
                                                                  ----------
                                                                   1,728,506
Real Estate - 0.3%
          DeWolfe Cos Inc *                            17,850        185,640

Retail - 6.1%
          AC Moore Arts & Crafts Inc *                  3,700        175,195
          America's Car Mart Inc *                     28,000        385,560
          Benihana Inc *                                  200          3,700
          Blue Rhino Corp *                            37,000        517,630
          Bombay Co Inc *                              57,300        257,277
          Calloway's Nursery Inc *                     25,300         26,565
          Christopher & Banks Corp *                      900         38,070
          First Cash Financial Services Inc *          28,652        262,452
          Friedman's Inc                                  900         11,699
          Friendly Ice Cream Corp *                    18,800        143,820
          Frisch's Restaurants Inc                     13,300        262,675
          Gart Sports Co *                              1,650         47,009
          JOS A Bank Clothiers Inc *                   21,400        381,327
          Mothers Work Inc *                           13,400        526,620
          Movie Gallery Inc *                           6,975        147,312
          PC Mall Inc *                                62,400        237,120
          Rubio's Restaurants Inc *                    50,275        449,006
          Rush Enterprises Inc *                       11,500        121,325
          Smith & Wollensky Restaurant
             Group Inc *                               21,100        119,426
          Wilsons The Leather Experts *                   750         10,500
          Zones Inc *                                  60,000         84,060
                                                                  ----------
                                                                   4,208,348
Savings & Loans - 7.9%
          Abington Bancorp Inc                         18,100        361,819
          Bay State Bancorp Inc                         6,100        311,100
          BostonFed Bancorp Inc                           400         12,840
          Camco Financial Corp                         14,800        208,680
          Citizens First Financial Corp                 5,400        101,088
          Coastal Bancorp Inc                             300          9,528
          Cooperative Bankshares Inc                    1,400         19,950
          Equitable Bank *                              1,300         35,048
          EverTrust Financial Group Inc                 5,050         90,905
          FSF Financial Corp                            4,250         96,730
          Fidelity Bancorp Inc                         11,850        255,368
          Finger Lakes Bancorp Inc                     18,800        241,392
          First SecurityFed Financial Inc               7,400        161,394
          FloridaFirst Bancorp Inc                      3,000         58,530
          Guaranty Federal Bancshares Inc               3,200         44,352
          HMN Financial Inc                            11,600        221,200
          Heritage Financial Corp                       6,100         97,539
          Home Federal Bancorp                          1,000         23,100
          IPSWICH Bancshares Inc                        8,100        165,402
          Itla Capital Corp *                             400         11,876
          Jacksonville Bancorp Inc                      8,700        218,370

Savings & Loans, continued
          Lincoln Bancorp                              16,800     $  289,800
          Monterey Bay Bancorp Inc *                    4,300         77,400
          MutualFirst Financial Inc                     3,100         59,148
          NewMil Bancorp Inc                            5,200        104,208
          North Central Bancshares Inc                  6,150        173,492
          Northeast Bancorp                             4,700         68,150
          Oregon Trail Financial Corp                   4,300         81,270
          PVF Capital Corp                              8,055         96,579
          Provident Financial Hldgs *                   7,800        262,080
          Pulaski Financial Corp                        8,831        171,321
          Riverview Bancorp Inc                        25,800        361,200
          Sterling Financial Corp *                       666         13,550
          Teche Holding Co                             11,400        285,000
          Thistle Group Holdings Co                     8,900        100,837
          Timberland Bancorp Inc                       12,200        195,200
          Warren Bancorp Inc                           19,600        233,632
          Warwick Community Bancorp Inc                 3,200         96,128
          Washington Savings Bank FSB                   2,900         24,650
                                                                  ----------
                                                                   5,439,856
Semiconductors - 0.7%
          ALL American Semiconductor *                 13,200         37,488
          Aetrium Inc *                                26,800         33,500
          Amtech Systems Inc *                         11,900         63,534
          Diodes Inc *                                  6,600         56,298
          Metron Technology *                          29,568        253,398
          SEMX Corp *                                  41,100         24,660
                                                                  ----------
                                                                     468,878
Software - 4.1%
          Acclaim Entertainment Inc *                  15,000         52,950
          CAM Commerce Solutions Inc *                 40,100        145,563
          Concerto Software Inc *                       9,200         57,960
          Concur Technologies Inc *                    64,700        181,160
          DocuCorp International Inc *                 51,000        521,730
          Document Sciences Corp *                      8,788         19,861
          EPIQ Systems Inc *                              900         15,318
          Group 1 Software Inc *                       13,800        191,130
          HTE Inc *                                    49,500        234,581
          Made2Manage Systems Inc *                    16,800         78,960
          Moldflow Corp *                               2,800         22,064
          PLATO Learning Inc *                          1,333         13,157
          Pervasive Software Inc *                    100,200        392,784
          Prophet 21 Inc *                             23,300        279,134
          QAD Inc *                                    15,750         44,888
          Quality Systems Inc *                        23,000        387,550
          Resonate Inc *                               30,700         61,339
          Timberline Software Corp                     28,495        155,013
                                                                  ----------
                                                                   2,855,142
Telecommunications - 5.2%
          ACT Teleconferencing Inc *                   75,400        218,660
          Bogen Communications International *         76,600        294,910
          California Amplifier Inc *                   60,900        289,275
          ClearOne Communications Inc *                 3,300         48,609
          Comarco Inc *                                 9,800         77,224
          Communications Systems Inc *                  7,000         43,750
          Forgent Networks Inc *                       19,500         97,500
          Glenayre Technologies Inc *                 173,800        217,076
          Globecomm Systems Inc *                      46,800        191,412
          MCK Communications Inc *                     62,800         66,568
          Network Equipment
             Technologies Inc *                         3,500         15,050
          Norstan Inc *                                20,700         82,800
          Optical Cable Corp *                        117,000         63,180

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2002


     Industry  Company                                                Shares         Value
     --------  -------                                               --------     -----------
     Telecommunications, continued
               Paradyne Networks Corp *                               150,300     $   595,188
               Performance Technologies Inc *                          30,850         204,536
               RMH Teleservices Inc *                                   4,900          33,663
               SafeNet Inc *                                           27,100         377,774
               Superior Telecom Inc *                                 186,300          83,835
               Tessco Technologies Inc *                               27,900         273,420
               Vyyo Inc *                                              36,100          30,324
               Warwick Valley Telephone Co                              1,800         109,350
               Wireless Telecom Group Inc                              16,200          34,830
               XETA Technologies Inc *                                 28,200         101,495
                                                                                  -----------
                                                                                    3,550,429
     Textiles - 1.1%


               Culp Inc *                                              44,000         708,840
               Quaker Fabric Corp *                                     4,800          74,395
                                                                                  -----------
                                                                                      783,235


     Toys/Games/Hobbies - 0.5%
               Department 56 *                                          2,700          43,956
               Racing Champions Ertl Corp *                            15,700         278,518
                                                                                  -----------
                                                                                      322,474
     Transportation - 1.6%


               Celadon Group Inc *                                     26,900         343,244
               Forward Air Corp *                                         300           9,834
               HUB Group Inc *                                         14,900         137,825
               Landair Corp *                                          20,800         336,960
               PAM Transportation Services *                            3,400          81,668
               Union Pacific Corp                                       2,600         164,528
                                                                                  -----------
                                                                                    1,074,059
     Trucking & Leasing - 0.3%
               Greenbrier Cos Inc *                                    26,500         193,450

    Water - 0.4%
              Pennichuck Corp                                           6,267     $   181,106
              York Water Co                                             6,100         100,650
                                                                                  -----------
                                                                                      281,756
                                                                                  -----------

    Total Common Stock (Identified Cost $56,770,393)                              $66,524,172

Short-term Investments - 3.1%
    Money Market Funds - 3.1%
              Firstar U S Treasury Money Market
                 Fund Institutional                                 2,162,368       2,162,368
                                                                                  -----------

    Total Short-term Investments (Identified Cost $2,162,368)                     $ 2,162,368
                                                                                  -----------
Total Investments - 99.8%                                                         $68,686,540


Other Assets and Liabilities, net - 0.2%                                              137,119
                                                                                  -----------

Total Net Assets - 100.0%                                                         $68,823,659
                                                                                  ===========

* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $58,981,964. Gross unrealized appreciation and depreciation were $14,012,522 and $4,258,743, respectively, or unrealized appreciation of $9,753,779.

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 2002

Assets:
  Investments at value (cost - $58,932,761)                                                           $68,686,540
  Receivable for shares sold                                                                              855,400
  Receivable for investments sold                                                                          48,630
  Receivable for dividends                                                                                 27,148
  Receivable for interest                                                                                     728
------------------------------------------------------------------------------------------------------------------
        Total assets                                                                                   69,618,446
------------------------------------------------------------------------------------------------------------------

Liabilities:
  Bank overdraft                                                                                          759,607
  Payable for shares redeemed                                                                               4,825
  Payable for management fee and other expenses                                                            30,355
------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                                 794,787
------------------------------------------------------------------------------------------------------------------
  Net assets ( 7,907,216 shares outstanding)                                                          $68,823,659
==================================================================================================================
  Net asset value, offering and redemption price per share ($68,823,659 / 7,907,216)                        $8.70
==================================================================================================================

Net assets represent:
  Paid-in capital                                                                                     $63,063,595
  Undistributed net realized loss                                                                      (3,993,715)
  Net unrealized appreciation of investments                                                            9,753,779
------------------------------------------------------------------------------------------------------------------
  Net assets                                                                                          $68,823,659
==================================================================================================================

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:
      Dividends                                             $   200,272
      Interest                                                   68,203
                                                            -----------
            Total income                                        268,475

EXPENSES:
      Management fees                                           190,629
      Accounting fees                                            80,259
      Audit fees                                                 21,362
      Custody                                                    74,725
      Amortization of organization costs                            980
      Insurance                                                     466
      Legal                                                       2,837
      Registration fees                                          12,071
      Directors' fees                                             1,132
      Miscellaneous                                                  42
                                                            -----------
            Total expenses                                      384,503
      Less fees waived                                          (98,558)
                                                            -----------
            Net expenses                                        285,945
                                                            -----------

NET INVESTMENT LOSS                                             (17,470)
                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                       (1,602,522)
      Net change in unrealized appreciation                   8,280,126
                                                            -----------
      Net realized and unrealized gain                        6,677,604
                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 6,660,134
                                                            ===========

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS:                              June 30, 2002      June 30, 2001
OPERATIONS:
      Net investment income (loss)                              $     (17,470)     $      40,226
      Net realized loss on investments                             (1,602,522)          (587,874)
      Net change in unrealized appreciation                         8,280,126          1,045,535
                                                                -------------      -------------
          Net increase resulting from operations                    6,660,134            497,887
                                                                -------------      -------------
      Distributions to shareholders:
          From net investment income                                  (31,334)           (20,254)
          From realized gains on investments                                0                  0
                                                                -------------      -------------
            Total distributions to shareholders                       (31,334)           (20,254)
      Tax return of capital distributions                             (14,347)                 0
                                                                -------------      -------------
            Total distributions                                       (45,681)                 0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                117,021,455         25,207,588
      Reinvestment of dividends                                        44,468             19,532
      Cost of shares redeemed                                     (63,934,732)       (19,012,495)
                                                                -------------      -------------
          Net increase from Fund share transactions                53,131,191          6,214,625
                                                                -------------      -------------
          Net increase in net assets                               59,745,644          6,692,258

NET ASSETS:
      Beginning of period                                           9,078,015          2,385,757
                                                                -------------      -------------
      End of period (including undistributed net investment
           income of $31,334 on June 30, 2001)                  $  68,823,659      $   9,078,015
                                                                =============      =============


Number of Fund shares:
      Sold                                                         14,261,527          3,586,510
      Issued on dividends reinvested                                    5,723              3,066
      Redeemed                                                     (7,617,069)        (2,692,930)
                                                                -------------      -------------
          Net increase                                              6,650,181            896,646
      Outstanding at beginning of period                            1,257,035            360,389
                                                                -------------      -------------
      Outstanding at end of period                                  7,907,216          1,257,035
                                                                =============      =============

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                   Year ended     Year ended      Year ended      Year ended     July 31, 1997* to
                                                 June 30, 2002   June 30, 2001   June 30, 2000   June 30, 1999     June 30, 1998
PER SHARE DATA
      Net asset value, beginning of period       $        7.22   $        6.62   $        4.96   $        5.69   $            5.00
                                                 -------------   -------------   -------------   -------------   -----------------
      Income (loss) from investment operations:
          Net investment income (loss)                    0.00            0.05            0.03           (0.02)              (0.02)
          Net realized and unrealized gain (loss)         1.49            0.59            1.63           (0.71)               0.71
                                                 -------------   -------------   -------------   -------------   -----------------
               Total from investment operations           1.49            0.64            1.66           (0.73)               0.69
                                                 -------------   -------------   -------------   -------------   -----------------
      Less distributions to shareholders:
          Net investment income                          (0.01)          (0.04)           0.00            0.00                0.00
          Net realized gains                              0.00            0.00            0.00            0.00                0.00
      Less tax return of capital distributions            0.00            0.00            0.00            0.00                0.00
                                                 -------------   -------------   -------------   -------------   -----------------
               Total distributions                       (0.01)          (0.04)           0.00            0.00                0.00
                                                 -------------   -------------   -------------   -------------   -----------------
      Net asset value, end of period             $        8.70   $        7.22   $        6.62   $        4.96   $            5.69
                                                 =============   =============   =============   =============   =================

TOTAL RETURN [1]                                          20.7%            9.8%           33.5%          (12.8)               13.8%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                  $  68,823,659   $   9,078,015   $   2,385,757   $   1,586,165   $       1,529,297
      Ratios to average net assets: [2]
          Expenses after waivers
               and reimbursements                         0.75%           0.75%           0.75%          0.75%                0.75%
          Expenses before waivers
               and reimbursements                         1.01%           1.61%           1.94%          2.43%                1.74%
          Net investment income (loss)
              after waivers
              and reimbursements                         (0.05)%          0.77%           0.53%         (0.51)%              (0.38)%

      Portfolio turnover rate [2]                         55.8%          215.0%           39.5%          48.3%                61.7%

[1] Not annualized.
[2] Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is adviser to the
       Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly.

       The Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Company Tax Advantage Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived $98,558 of the management fees for the year ended June 30, 2002. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities other than cash equivalents were $71,128,365 and $19,450,209, respectively, for the year ended June 30, 2002.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                             $ 14,012,522
                   Aggregate unrealized loss                                                4,258,743
                   Net gain (loss)                                                          9,753,779
                   Cost of investments                                                     58,981,964
                   Capital loss carryover *                                                 1,076,366
                   Post October 31, 2001 Capital Loss Deferral                              2,868,146

       *    Expires 2007 and 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                    Ordinary income                                                   $            0
                    Long-term gains (capital losses)                                      (1,076,366)
                    Unrealized appreciation(depreciation)                                  9,753,779

              Tax Distributions
                    Ordinary income                                                   $       31,334
                    Long-term capital gains                                                        0
                    Return of capital                                                         14,347

       During the year ended June 30, 2002, the Fund paid a dividend from net investment income of $0.0118 per share to shareholders of record.

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.     Federal Income Taxes, Continued:

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassified from undistributed net realized gain to paid-in capital. During the year ended June 30, 2002, $17,470 was reclassified from undistributed net investment income to paid-in capital and $1,354,548 of redemptions in kind was reclassified from paid-in capital to undistributed net realized gain.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Tax Advantage Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra- Small Company Tax Advantage Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LOGO]



September 12, 2002                             June 2002 Quarter - Annual Report


Dear Fellow Micro-Cap Limited Shareholder,

Our Portfolio was up 2.7% in the June quarter, versus negative returns for each of our performance benchmarks. I am thrilled. For our full fiscal year, we were up 9.0%, again beating each of our performance benchmarks.

According to data from Morningstar, the Micro-Cap Limited Portfolio ranked 7th of 967 small cap funds for the quarter, 104th of 896 for the last twelve months, and 11th of 680 over the last three years. I am proud to announce that Barron's named Bridgeway Micro-Cap Limited Portfolio the 5th best of 3,000 mutual funds in its July 29 edition. Bridgeway Aggressive Investors 1 ranked #24.

Not to rain on our parade, we should keep longer-term trends in mind. I do not expect our Portfolio to be up in most bear markets. Micro-cap stocks tend to be more volatile in a down market.

Performance Summary

TRANSLATION: We beat each of our performance benchmarks over the last quarter, year, and since inception. Over the full four-year period since inception, we've beaten each of our benchmarks by at least 16% a year, on an annualized basis. I'm particularly pleased to have "cushioned the blow" of the recent quarter market decline.

The table below presents our June quarter, one-year, and life-to-date financial results according to the formula required by the SEC.

                                                    June Qtr.          1 Year      Life-to-Date
                                                      4/1/02           7/1/01       7/1/98 to
                                                  to 6/30/02(4)      to 6/30/02    to 6/30/02(5)
                                                  -------------      ----------    -------------

         Micro-Cap Limited Portfolio                   2.7%               9.0%         24.4%
         Lipper Small-Cap Stock Funds(1)              -9.4%             -15.0%          0.5%
         Russell 2000 (small stocks)(2)               -8.4%              -8.6%          1.6%
         CRSP Cap-Based Portfolio 9 Index(3)          -3.1%               3.1%          8.4%

       (1)The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2)The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (3)The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 701 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (4)Periods less than one year are not annualized.
       (5)Periods longer than one year are annualized. Past performance does not guarantee future returns.


      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 6/30/98 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bridgeway Micro-Cap Limited Portfolio          $23,936
CRSP Cap-based Portfolio 9 Index               $13,817
Russell 2000 Index                             $10,667
Lipper Small-Cap Stock Funds                   $10,202

                                        6/30/98       9/30/98       12/31/98       3/31/99          6/30/99
Micro-Cap Limited                     10,000.00      7,600.00      10,760.00      9,400.00        12,760.00
Lipper Small Co. Funds                10,000.00      7,860.49       9,314.17      8,874.29        10,192.06
Russell 2000 (small grwth stocks)     10,000.00      7,985.44       9,287.77      8,783.97        10,150.02
CRSP Cap-Based Portfolio 9            10,000.00      7,644.66       9,096.70      8,629.45        10,261.24

                                        9/30/99      12/21/99        3/31/00       6/30/00          9/29/00
Micro-Cap Limited                     12,320.00     16,091.18      16,279.25     16,425.53        18,285.42
Lipper Small Co. Funds                 9,966.09     13,183.13      14,658.81     13,786.31        14,250.51
Russell 2000 (small grwth stocks)      9,508.25     11,262.04      12,059.82     11,603.99        11,732.28
CRSP Cap-Based Portfolio 9            10,000.00      7,644.66       9,096.70      8,629.45        10,261.24

                                       12/29/00       3/30/01        6/30/01       9/30/01         12/31/01
Micro-Cap Limited                     17,060.33     17,370.12      21,950.52     18,454.36        22,212.62
Lipper Small Co. Funds                12,314.59     10,462.78      12,007.61      9,338.37        11,166.94
Russell 2000 (small grwth stocks)     10,921.81     10,211.31      11,670.30      9,244.13        11,193.31
CRSP Cap-Based Portfolio 9            10,640.62     10,878.96      13,395.08     10,781.32        14,010.58

                                        3/31/02       6/30/02
Micro-Cap Limited                     23,306.95     23,935.61
Lipper Small Co. Funds                11,263.42     10,202.45
Russell 2000 (small grwth stocks)     11,639.22     10,667.08
CRSP Cap-Based Portfolio 9            14,262.10     13,816.92

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Most technology stocks tanked. Some retail stores and homebuilders soared. Fortunately, we owned more of the latter than the former. Micro-cap stocks seemed to be one of the few places for investors to "hide out" during the June quarter bear market.

Amid the backdrop of September 11th, dashed hopes for a quick economic recovery, mixed messages from new economic data and forecasts, mediocre earnings results and waning investor confidence resulting from the disclosure of accounting improprieties, most major market indexes were down over the last year. Micro-cap stocks (as represented by the CRSP 9 Index) were up a slight 3.1%. Our Portfolio was up even more, to close the year with an increase of 9.0%.

Surprisingly, we managed to avoid most of the impact of the continuing "tech wreck." The average technology fund declined about 45% during our fiscal year. Fortunately, a number of our technology holdings did well anyway. A very healthy 32 of our companies appreciated by at least 50%; thirteen of these at least doubled. The best performing stocks for the year:

             Rank   Description                        Industry                            % Gain
             ----   -----------                        --------                            ------

               1    Point.360                          Media                               304.5%
               2    Kaneb Services LLC                 Pipelines                           259.1%
               3    America Service Group Inc.         Healthcare-Services                 213.3%
               4    Ask Jeeves                         Internet                            178.4%
               5    Urban Outfitters Inc.              Retail                              156.0%
               6    Hovnanian Enterprises Inc.         Home Builders                       147.3%
               7    Orleans Homebuilders Inc.          Home Builders                       146.1%
               8    Unify Corp.                        Software                            140.7%
               9    Alliance Gaming Corp.              Entertainment                       123.0%
               10   Mechanical Dynamics Inc.           Software                            120.7%
               11   Marketwatch.com Inc.               Internet                            108.9%
               12   BE Aerospace Inc.                  Aerospace/Defense                   103.3%
               13   Jo-Ann Stores Inc.                 Retail                              100.8%
               14   MIM Corp.                          Pharmaceuticals                      98.6%
               15   CCC Information Services Group     Software                             92.8%
               16   Associated Materials Inc.          Building Materials                   90.4%
               17   Ramsay Youth Services Inc.         Healthcare-Services                  90.2%
               18   Wintrust Financial Corp.           Banks                                89.1%
               19   Resource Bancshares MTG Group      Diversified Financial Services       83.5%
               20   Flir Systems Inc.                  Electronics                          67.7%
               21   Jo-Ann Stores Inc.                 Retail                               67.2%
               22   PC Mall Inc.                       Retail                               63.6%
               23   Chattem Inc.                       Cosmetics/Personal Care              63.3%
               24   Meritage Corp.                     Home Builders                        62.8%
               25   XETA Technologies Inc.             Telecommunications                   60.3%
               26   BTU International Inc.             Semiconductors                       60.0%
               27   Cubic Corp.                        Electronics                          54.8%
               28   Pegasystems Inc.                   Software                             54.5%
               29   Peoples Bancorp Inc.               Banks                                53.2%
               30   Shoe Carnival Inc.                 Retail                               52.6%
               31   M/I Schottenstein Homes Inc.       Home Builders                        50.5%
               32   Landry's Restaurants Inc.          Retail                               50.1%

Of course, not all our stocks were up in the recent market environment. A surprisingly few - five stocks - declined at least 50%:

             Rank   Description                          Industry                         % Loss
             ----   -----------                          --------                         ------

               1    Magellan Health Services             Healthcare-Services               -55.4%
               2    Carreker Corp.                       Computers                         -54.3%
               3    Actrade Financial Technologies Ltd.  Commercial Services               -53.8%
               4    ImageX.com Inc.                      Internet                          -50.8%
               5    Ethyl Corp.                          Chemicals                         -50.0%

Top Ten Holdings

Four of our top ten holdings were retail stores. The consumer cyclical sector (which includes retail stores) comprised our largest sector representation at 34.8%. Technology (including communications) represented only 12%. Here are the top holdings at the end of June:

                                                                                         Percent of
           Rank  Description                               Industry                      Net Assets
           ----  -----------                               --------                      ----------

            1    Sharper Image Corp.                       Retail                           5.2%
            2    Chattem Inc.                              Cosmetics/Personal Care          3.6%
            3    TBC Corp.                                 Retail                           3.4%
            4    Jo-Ann Stores Inc.                        Retail                           3.3%
            5    Intermet Corp.                            Metal Fabricate/Hardware         3.1%
            6    Wintrust Financial Corp.                  Banks                            2.9%
            7    VitalWorks Inc.                           Software                         2.9%
            8    Flir Systems Inc.                         Electronics                      2.7%
            9    Meritage Corp.                            Home Builders                    2.7%
            10   Landry's Restaurants Inc.                 Retail                           2.3%
                                                                                           ----
                 Total                                                                     32.1%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Micro-Cap Limited Portfolio.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Micro-Cap Limited seeks "to provide a long-term total return of capital, primarily through capital appreciation." There are two major parts to the investment objective. One relates to total returns and one to the timeframe. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1998. Let's look at each.

First, we are seeking a HIGH TOTAL RETURN, primarily capital appreciation. Don't expect much, if any, in the way of interest or dividends. We seek to "grow" the Portfolio primarily by investing in micro-cap stocks.

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year (-16%) may have a legitimate gripe, however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. (We did beat all our performance benchmarks that quarter by a significant margin, which will not always be the case.) Thus, if you never want to see a negative (sometimes substantially negative) return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than in five years or more, this Portfolio is not an appropriate investment in my opinion. Remember, an investment objective is a goal, not a promise. The investment objective sets forth the design and execution of what we are trying to accomplish, within the specified timeframe.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. The longer-term statistics are in the table included on the first page or two. Our returns over the full period since inception have been pretty stellar, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters, although we have also had a couple of larger jumps, like in parts of 1999 and 2001. We have also had some periods of underperformance, including our first quarter (-24%) in 1998. Morningstar suggests concentrating on a fund's performance relative to its peers. Here's our record based on Morningstar statistics for the full calendar years since inception:

                                                       1999        2000         2001
                                                       ----        ----         ----

             Bridgeway Micro-Cap Limited              49.6%        6.0%        30.2%
             Small-Cap Blend Funds                    15.4%       11.8%         8.2%
             Difference                               34.2%       -5.8%        22.0%

Question 3. How risky has it been? I consider our Micro-Cap Limited Portfolio to be very volatile, that is, risky in the short-term - much more than the average equity fund. Notwithstanding the excellent performance in the June quarter, you shouldn't be invested in this fund unless you have a steel stomach for corrections (like I do), or unless it is one component in an overall investing plan (as it is for me). While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of RISK is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case the Portfolio was down 24.0% in the September quarter of 1998. By comparison, the worst decline for the S&P 500 was 14.7% in the September quarter of 2001. By this measure, the short-term risk of our fund was 63% more risky than the stock market over shorter three-month periods.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a trailing three year beta of 0.87; however, the measure of accuracy of fit or R-squared is 0.44, which means that this measure is near useless. In the context of the unusual recent market, I believe that this statistic is not useful, not because it is within a bear market, but because micro-cap stocks were so relatively undervalued coming into this particular bear market. However, based on 76 years of data for the whole micro-cap asset class, the beta is 1.44 with an R-squared of 0.62. This calculation shows that it is a better fit, but it also means that the return of micro-cap stocks still "zigs" when the S&P 500 Index of larger stocks "zags." I believe the 1.44 beta is more reasonable and representative of what one might expect in the future of our Portfolio. A beta of 1.44 means that when the S&P 500 Index declines 10%, one would expect micro-cap stocks to decline roughly 14.4%. This kind of magnification of declines is more like what I believe you should expect from this Portfolio in a down market.

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Unfortunately, this measure is also rendered useless by the unusual recent market. (Specifically, it would say our Portfolio is less risky than the broader market of large stocks, which I don't believe.) Using the 76 years of CRSP annual data, I estimate that micro-cap stocks are 79% more volatile on the downside. This measure serves as another warning that the class of stocks this Portfolio invests in is very volatile.

Each of the risk measures above deal with what I call short-term risk or volatility. An investor may be subject to other kinds of risk as well. I believe our Portfolio is less affected by the longer-term risk of not keeping up with inflation, for example. In addition, the asset class analysis above does not take into consideration the fact that we might be able to outperform the class of all micro-cap stocks, even in a down market. Nevertheless, one should absolutely be prepared for a "rough ride" when investing in micro-cap stocks and should expect a rough ride in this Portfolio from time to time.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Micro-Cap Limited, we have invested primarily in stocks. Furthermore, I am committed by our prospectus to invest at least 80% of assets (specifically at the time of purchase) in stocks the size of the second smallest 10% of the companies traded on the New York Stock Exchange. The Portfolio is thus concentrated in very small stocks, stocks even smaller than those owned by some other "micro-cap" funds. Historically, micro-cap stocks have been more volatile, but they have also provided a commensurately higher average annual return over very long time periods. Over the long haul, stocks, and especially smaller stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future. However, micro-cap stocks require a "steel stomach" in a downturn; otherwise one may panic and sell at just the wrong time, ensuring sub-par returns in the long-term.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio since inception four years ago. This is slightly longer than the average tenure of a fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

While I am listed as the portfolio manager, there is really a team of people backing up the operations of Bridgeway Fund. Last year we started an employee stock ownership plan (ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waivers) was 1.90% last fiscal year, which means that the daily net asset value reflects an adjustment of 1.90% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. According to Morningstar, the average micro-cap fund has an expense ratio of about 2.13%. Our expense ratio would be much lower if our performance were only as good as the average micro-cap fund. Specifically, our performance based management fee would be 0.9% instead of 1.6%, and (all other expenses being the same), our total expense ratio would be 1.24%. We think this really is one of the places where you can say that you get what you pay for, or more precisely, you pay for only what you get (relative to the market and over trailing five year time periods).

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade (placed offsetting orders) on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, a highly analytical representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred; however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2002


Industry Company                                       Shares         Value
-------- -------                                      --------     -----------
Common Stock - 99.8%
     Auto Parts & Equipment - 0.3%
              Noble International Ltd                   16,700     $   178,022

     Banks - 9.2%
              First National Corp                        5,800         175,160
              Granite State Bankshares Inc              13,300         436,373
              Gulf West Banks Inc *                      9,800         144,550
              IBERIABANK Corp                           30,290       1,227,957
              Peoples Bancorp Inc                       11,330         336,728
              Republic Bancorp Inc                      14,800         174,492
              Seacoast Banking Corp of Florida           8,200         473,386
              Southern Financial Bancorp Inc             4,600         147,016
              Unizan Financial Corp                     26,795         573,681
              Wintrust Financial Corp                   49,050       1,695,659
                                                                   -----------
                                                                     5,385,002
     Biotechnology - 1.0%
              Embrex Inc *                              27,700         579,484

     Commercial Services - 3.4%
              Gaiam Inc *                                8,800         128,832
              Right Management Consultants *            36,000         946,764
              SFBC International Inc *                  54,000         905,634
                                                                   -----------
                                                                     1,981,230
     Computers - 0.3%
              Dataram Corp *                            11,100          41,625
              Extended Systems Inc *                    34,800         116,580
                                                                   -----------
                                                                       158,205
     Cosmetics/Personal Care - 3.6%
              Chattem Inc *                             66,100       2,082,150

     Distribution/Wholesale - 1.9%
              Aviall Inc *                              78,400       1,097,600

     Diversified Financial Services - 0.6%
              World Acceptance Corp *                   41,200         346,080

     Electric - 0.9%
              Central Vermont Public Svc Corp           27,700         498,600

     Electrical Comp & Equipment - 0.1%
              Advanced Lighting Technologies
                 Inc *                                  67,169          53,735

     Electronics - 4.6%
              Badger Meter Inc                           1,200          33,000
              Flir Systems Inc *                        37,500       1,573,875
              Microwave Filter Co Inc                   63,000         122,220
              Taser International Inc *                 78,600         943,200
                                                                   -----------
                                                                     2,672,295
     Entertainment - 0.8%
              Alliance Gaming Corp *                    38,600         481,728

     Food - 2.6%
              Nash Finch Co                             23,300         744,668
              Sanderson Farms Inc                       30,800         770,308
                                                                   -----------
                                                                     1,514,976
     Gas - 0.4%
              Cascade Natural Gas Corp                  11,400         238,260

     Healthcare-Products - 6.3%
              Cantel Medical Corp *                     30,000         552,000

     Healthcare-Products, continued
              HealthTronics Surgical Svc Inc *          55,000     $   961,950
              Lifeline Systems Inc *                     4,300         113,262
              Medamicus Inc *                           90,000         724,500
              Merit Medical Systems Inc *               53,650       1,106,800
              Synovis Life Technologies Inc *           28,300         212,109
                                                                   -----------
                                                                     3,670,621
     Healthcare-Services - 4.0%
              America Service Group Inc *               25,000         246,750
              American Medical Security Group
                 Inc *                                  51,000       1,221,450
              Bioreliance Corp *                        22,500         558,000
              Dianon Systems Inc *                       6,001         320,577
                                                                   -----------
                                                                     2,346,777
     Home Builders - 4.2%
              Dominion Homes Inc *                       9,600         194,208
              Hovnanian Enterprises Inc *               19,850         712,218
              Meritage Corp *                           34,100       1,556,665
                                                                   -----------
                                                                     2,463,091
     Household Products/Wares - 0.3%
              New England Business Svc Inc               6,800         170,952

     Internet - 3.2%
              Insweb Corp *                             12,148          27,333
              Marketwatch.com Inc *                     13,600          63,920
              Netbank Inc                               39,915         465,015
              Quovadx Inc *                            108,250         679,810
              SupportSoft Inc *                        135,000         373,950
              Tumbleweed Communications Corp*          103,500         191,475
              ViryaNet Ltd *                             9,980          42,515
                                                                   -----------
                                                                     1,844,018
     Media - 0.2%
              Point.360 *                               40,500          95,135

     Metal Fabricate/Hardware - 3.1%
              Intermet Corp *                          170,900       1,835,466

     Misc Manufacturing - 0.6%
              Ameron International Corp                  5,100         368,475

     Pharmaceuticals - 2.4%
              D&K Healthcare Resources Inc              18,800         662,888
              MIM Corp *                                63,200         764,088
                                                                   -----------
                                                                     1,426,976
     Pipelines - 0.6%
              Kaneb Services LLC                        17,798         355,960

     Retail - 25.5%
              Cash America International Inc            84,800         780,160
              Gart Sports Co *                          27,300         777,777
              Hancock Fabrics Inc                       49,640         922,311
              JOS A Bank Clothiers Inc *                18,000         320,742
              Jo-Ann Stores Inc *                       67,000       1,956,400
              Jo-Ann Stores Inc *                       15,800         336,540
              Landry's Restaurants Inc                  53,000       1,352,030
              Party City Corp *                         44,300         722,090
              Sharper Image Corp *                     149,400       3,010,410
              Shoe Carnival Inc *                       45,700         975,238
              TBC Corp *                               126,700       2,011,996
              Total Entertainment Rest Corp *           24,500         398,370
              Urban Outfitters Inc *                    17,000         590,240
              West Marine Inc *                         56,800         724,768
                                                                   -----------
                                                                    14,879,072

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2002


Industry Company                                                       Shares         Value
-------- -------                                                      --------     -----------
Savings & Loans - 7.6%
         Hawthorne Financial Corp *                                     38,000     $ 1,231,580
         Hudson River Bancorp                                            9,300         251,007
         Port Financial Corp                                            15,000         601,350
         Quaker City Bancorp Inc *                                      20,400         844,968
         St Francis Capital Corp                                        29,500         731,305
         Sterling Financial Corp *                                      24,200         492,712
         Warwick Community Bancorp Inc                                   9,800         294,392
                                                                                   -----------
                                                                                     4,447,314
Semiconductors - 0.1%
         Tegal Corp *                                                   90,100          73,882

Software - 6.7%
         Acclaim Entertainment Inc *                                    20,000          70,600
         Brio Software Inc *                                             5,600           5,488
         CCC Information Services Group *                               28,282         395,942
         Information Resources Inc *                                    37,900         355,843
         Pegasystems Inc *                                              66,600         600,665
         Pumatech Inc *                                                325,200         182,112
         Quality Systems Inc *                                          15,000         252,750
         Unify Corp *                                                  543,035         350,258
         Versant Corp *                                                 35,800          26,850
         VitalWorks Inc *                                              205,600       1,685,920
                                                                                   -----------
                                                                                     3,926,428
Telecommunications - 1.7%
         Ectel Ltd *                                                    23,953         277,855
         Superior Telecom Inc *                                         80,000          36,000
         TTI Team Telecom Int'l Ltd *                                   35,600         569,956
         Tessco Technologies Inc *                                       2,900          28,420
         Vyyo Inc *                                                    100,000          84,000
                                                                                   -----------
                                                                                       996,231
         Textiles - 2.1%
                    Culp Inc *                                          65,000     $ 1,047,150
                    Unifirst Corp                                        6,500         163,670
                    Westpoint Stevens Inc *                             10,600          41,022
                                                                                   -----------
                                                                                     1,251,842
         Transportation - 1.5%
                    CHC Helicopter Corp *                               10,500         238,875
                    PAM Transportation Services *                       25,300         607,706
                                                                                   -----------
                                                                                       846,581

                                                                                   -----------

         Total Common Stock (Identified Cost $42,578,100)                          $58,266,188
                                                                                   -----------

Total Investments - 99.8%                                                          $58,266,188

Other Assets and Liabilities, net - 0.2%                                               121,063
                                                                                   -----------

Total Net Assets - 100.0%                                                          $58,387,251
                                                                                   ===========


* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $42,596,402. Gross unrealized appreciation and depreciation were $16,105,308 and $417,220, respectively, or net unrealized appreciation of $15,688,088.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2002

ASSETS:
      Investments at value (cost - $42,578,100)                                           $58,266,188
      Cash                                                                                    450,853
      Receivable for investments sold                                                          12,324
      Receivable for interest                                                                     801
      Receivable for dividends                                                                 14,708
      Prepaid expenses                                                                          3,239
      Deferred organization costs                                                               1,930
                                                                                          -----------
            Total assets                                                                   58,750,043
                                                                                          -----------

LIABILITIES:
      Payable for shares redeemed                                                              27,500
      Payable for investments purchased                                                       176,680
      Payable for management fee                                                              126,201
      Accrued expenses                                                                         32,411
                                                                                          -----------
            Total liabilities                                                                 362,792
                                                                                          -----------
      NET ASSETS (5,682,058 SHARES OUTSTANDING)                                           $58,387,251
                                                                                          ===========
      Net asset value, offering and redemption price per share ($58,387,251 / 5,682,058)       $10.28
                                                                                          ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                     $38,709,482
      Undistributed net realized gain                                                       3,989,681
      Net unrealized appreciation of investments                                           15,688,088
                                                                                          -----------
      NET ASSETS                                                                          $58,387,251
                                                                                          ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:
      Dividends                                                                            $  322,738
      Interest                                                                                 40,614
                                                                                           ----------
            Total income                                                                      363,352
                                                                                           ----------

EXPENSES:
      Management fees                                                                         860,077
      Accounting fees                                                                         116,708
      Audit fees                                                                                9,697
      Custody                                                                                  39,819
      Amortization of organization costs                                                        1,930
      Insurance                                                                                 2,629
      Legal                                                                                       750
      Registration fees                                                                         7,944
      Directors' fees                                                                           3,239
      Miscellaneous                                                                             1,192
                                                                                           ----------
            Total expenses                                                                  1,043,985
      Less fees waived                                                                        (22,644)
                                                                                           ----------
            Net expenses                                                                    1,021,341
                                                                                           ----------

NET INVESTMENT LOSS                                                                          (657,989)
                                                                                           ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                      5,373,386
      Net change in unrealized appreciation                                                   381,829
                                                                                           ----------
      Net realized and unrealized gain                                                      5,755,215
                                                                                           ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $5,097,226
                                                                                           ==========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended         Year ended
                                                                        June 30, 2002      June 30, 2001

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                                $  (657,989)       $  (216,050)
      Net realized gain on investments                                     5,373,386          1,797,108
      Net change in unrealized appreciation                                  381,829         10,574,049
                                                                         -----------        -----------
          Net increase resulting from operations                           5,097,226         12,155,107
                                                                         -----------        -----------
      Distributions to shareholders:
          From net investment income                                               0                  0
          From realized gains on investments                              (2,645,897)        (1,328,377)
                                                                         -----------        -----------
            Total distributions to shareholders                           (2,645,897)        (1,328,377)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                         7,856,115         18,772,622
      Reinvestment of dividends                                            2,430,131            883,140
      Cost of shares redeemed                                             (5,801,273)        (3,804,688)
                                                                         -----------        -----------
          Net increase from Fund share transactions                        4,484,973         15,851,074
                                                                         -----------        -----------
          Net increase in net assets                                       6,936,302         26,677,804
NET ASSETS:
      Beginning of period                                                 51,450,949         24,773,145
                                                                         -----------        -----------
      End of period                                                      $58,387,251        $51,450,949
                                                                         ===========        ===========

Number of Fund shares:
      Sold                                                                   842,100          2,383,228
      Issued on dividends reinvested                                         265,298            124,211
      Redeemed                                                              (613,921)          (469,977)
                                                                         -----------        -----------
          Net increase                                                       493,477          2,037,462
      Outstanding at beginning of period                                   5,188,581          3,151,119
                                                                         -----------        -----------
      Outstanding at end of period                                         5,682,058          5,188,581
                                                                         ===========        ===========


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                        Year ended     Year ended     Year ended     Year ended   June 22, 1998* to
                                                      June 30, 2002  June 30, 2001  June 30, 2000  June 30, 1999    June 30, 1998

PER SHARE DATA
      Net asset value, beginning of period            $       9.92   $       7.86   $       6.38   $       5.00     $      5.00
                                                      ------------   ------------   ------------   ------------     -----------

      Income (loss) from investment operations:
          Net investment loss                                (0.12)         (0.05)         (0.09)         (0.06)           0.00
          Net realized and unrealized gain                    0.96           2.53           1.87           1.44            0.00
                                                      ------------   ------------   ------------   ------------     -----------
               Total from investment operations               0.84           2.48           1.78           1.38            0.00
                                                      ------------   ------------   ------------   ------------     -----------
      Less distributions to shareholders:
          Net investment income                               0.00           0.00           0.00           0.00            0.00
          Net realized gains                                 (0.48)         (0.42)         (0.30)          0.00            0.00
                                                      ------------   ------------   ------------   ------------     -----------
               Total distributions                           (0.48)         (0.42)         (0.30)          0.00            0.00
                                                      ------------   ------------   ------------   ------------     -----------
      Net asset value, end of period                  $      10.28   $       9.92   $       7.86   $       6.38     $      5.00
                                                      ============   ============   ============   ============     ===========

TOTAL RETURN [1]                                              9.0%          33.6%          28.7%          27.6%            0.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                       $58,387,251    $51,450,949    $24,773,145    $13,932,016      $9,071,605
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements          1.90%          1.90%          1.90%          1.54%           0.00%
          Expenses before waivers and reimbursements         1.94%          2.09%          2.36%          1.54%           0.00%
          Net investment income (loss)
              after waivers and reimbursements              (1.22%)        (0.62%)        (1.25%)        (1.20%)          0.00%

      Portfolio turnover rate [2]                           125.0%          74.3%          86.7%         117.0%            0.0%


[1]   Not annualized.
[2]   Annualized.
* June 22, 1998 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio closed to new investors when net assets exceeded $27.5 million on August 21, 2000 closed to all investors on January 7, 2002.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. Long-term capital gains, if any, are taxed at the applicable long-term capital gain rate. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The performance fee rate equals 2.87% times the difference in cumulative total return between the Portfolio and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


3.     Management Contract, Continued

       (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7%. However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the accounting fees expense category of the financial statements.

       The Adviser has agreed to reimburse the Micro-Cap Limited Portfolio for any operating expenses above 1.9%. To achieve this expense level the Adviser has waived $22,644 of the management fees for the year ended June 30, 2002.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio for the plus a fee per transaction.

6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $71,701,262 and $65,895,962, respectively for the year ended June 30, 2002.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                             $ 16,105,308
                   Aggregate unrealized loss                                                  417,220
                   Net gain (loss)
                                                                                           15,688,088
                   Cost of investments
                                                                                           42,596,402

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.     Federal Income Taxes, Continued:

       reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

              Distributable Earnings
                    Ordinary income                                                    $            0
                    Long-term gains (capital losses)                                        4,007,983
                    Unrealized appreciation(depreciation)
                                                                                           15,688,088

              Tax Distributions
                    Ordinary income
                                                                                       $      259,278
                    Long-term capital gains                                                 2,386,619

       During the year ended June 30, 2002, the Fund paid a short-term capital gain distribution of $0.0469 and a long-term capital gain distribution of $0.4317 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $657,989 were reclassifed to paid-in capital for the year ended June 30, 2002. Redemptions in kind of $318,853 were reclassified from paid-in capital to undistributed realized gain for the year ended June 30, 2002.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Micro-Cap Limited Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Micro-Cap Limited Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from June 22, 1998 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LOGO]



September 12, 2002                            June 2002 Quarter - Annual Report


Dear Ultra-Large 35 Index Portfolio Shareholder,

The Portfolio declined 12.1% for the six-month period from January to June 2002, compared to the 13.2% decline of the S&P 500 Index and a decline of 8.6% for the Lipper Growth and Income Fund Index. Our Portfolio exhibited slightly "dampened" downside versus the S&P 500 in a bear market, what one might expect from very "blue chip" or "ultra-large" stocks based on history. We did not do as well as the average growth and income fund, due to their greater focus on value stocks, stocks which are cheap based on certain financial measures. Thus, our six-month relative record is "mixed."

For the full fiscal year our Portfolio was down 17.1%, compared to the declines of 18.0% for the S&P 500 Index and 12.9% for the Lipper Growth and Income Funds Index. We lead both of these benchmarks by about 2% per year since inception.

Happy birthday Ultra-Large! The Portfolio celebrated its 5th birthday on July
31. I am extremely pleased that we have achieved each of the internal goals we set for the Portfolio over this five-year timeframe. 1) The Portfolio has been the lowest cost retail fund in America. 2) We beat our peer fund benchmark. According to Morningstar, we rank in the 8th percentile among large-cap blend funds. 3) We beat the most popular large cap (market cap weighted) index in absolute return, which we attribute partly to our "roughly equal weighted" strategy. 4) We achieved this superior performance with equal or slightly less short-term risk (volatility and "beta"). 5) We achieved a perfect record of distributing no capital gains.

Performance Summary

TRANSLATION: I am very pleased to have beaten the record of the S&P 500 Index in an environment in which small stocks have dominated large ones. We have not done as well over the last year against our peer group, although we still lead it over the full period since inception.

The graph below presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994. The table on the next page presents our six-month, one-year and life-to-date financial results according to the formula required by the SEC.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 7/31/97 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bridgeway Ultra-Large 35 Index                 $12,376
Bridgeway Ultra-Large 35 Index Portfolio       $12,296
S&P 500 Index                                  $11,081

                                     7/31/98          9/30/97        12/31/97       3/31/98         6/30/98
UL 35 Index Portfolio               10,000.00        9,860.00       10,000.00      11,700.00       12,200.00
S&P 500 Index (start 07/31/97)      10,000.00        9,956.76       10,241.61      11,667.16       12,051.25
Ultra-Large 35 Index                10,000.00        9,860.00       10,000.00      11,700.00       12,203.52

                                     9/30/98         12/31/98        3/31/99        6/30/99         9/30/99
UL 35 Index Portfolio               11,100.00       13,911.32       15,137.60      15,901.52       15,177.81
S&P 500 Index (start 07/31/97)      10,854.73       13,162.52       13,817.48      14,789.82       13,868.06
Ultra-Large 35 Index                11,060.02       13,740.12       14,742.30      15,616.25       14,945.08

                                     12/31/99        3/31/00         6/30/00        9/29/00         12/29/00
UL 35 Index Portfolio               18,132.53       18,760.58       17,767.85      17,099.28       15,391.03
S&P 500 Index (start 07/31/97)      15,931.52       16,296.89       15,863.96      15,710.17       14,480.92
Ultra-Large 35 Index                17,909.50       18,664.08       17,586.69      16,863.87       15,040.89

                                     3/30/01         6/30/01         9/30/01        12/31/01        3/31/02
UL 35 Index Portfolio               13,956.45       14,817.20       12,972.73      13,996.62       14,017.36
S&P 500 Index (start 07/31/97)      12,764.14       13,511.17       11,528.31      12,760.25       12,795.39
Ultra-Large 35 Index                13,951.93       14,743.00       13,018.07      14,235.26       14,165.51

                                     6/30/02
UL 35 Index Portfolio               12,296.29
S&P 500 Index (start 07/31/97)      11,081.14
Ultra-Large 35 Index                12,376.40

                                          6 months            1 Year         Life-to-Date
                                          1/01/02             7/1/01            7/31/97
                                         to 6/30/02         to 6/30/02        to 6/30/02(4)
                                         ----------         ----------       --------------
Ultra-Large 35 Index Portfolio              -12.1%             -17.1%             4.3%
S&P 500 Index(1)                            -13.2%             -18.0%             2.1%
Bridgeway Ultra-Large 35 Index(2)           -13.1%             -16.1%             4.4%
Lipper Growth and Income Funds(3)           -8.6%              -12.9%             2.0%

----------
(1) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (2) The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Portfolio. (3) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (4) Life-to-date returns are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Fiscal Year Performance

TRANSLATION: For the second year in a row, technology companies were among the poorest of our performers. Consumer non-cyclical, financial, and consumer cyclical stocks fared better.

Less than one in three of our ultra-large stocks had a positive return over the last twelve months. This showed up in the "bottom line" overall return of our Portfolio. The following table presents the fiscal year return of each of our stocks. For stocks that were added or dropped during the year, the performance figure is only for a portion of the year.

Total Return for Ultra-Large 35 Index Portfolio Stocks for the Fiscal Year 2002

       Rank    Company                                  Industry                            % Change
       ----    -------                                  --------                            --------
        1      Procter & Gamble Co.(1)                  Cosmetics/Personal Care               29.4%
        2      Coca-Cola Co.                            Beverages                             19.3%
        3      Wells Fargo & Co.                        Banks                                 14.8%
        4      Wal-Mart Stores Inc.                     Retail                                13.0%
        5      Bank of America Corp.                    Banks                                 11.8%
        6      United Parcel Service Inc.               Transportation                         9.3%
        7      Lucent Technologies Inc.                 Telecommunications                     8.4%
        8      Johnson & Johnson                        Healthcare-Products                    8.1%
        9      3M Co.                                   Miscellaneous Manufacturers            6.2%
        10     McDonald's Corp.                         Retail                                 3.4%
        11     WorldCom Inc-WorldCom Group              Telecommunications                     2.6%
        12     Dell Computer Corp.                      Computers                              2.5%
        13     PepsiCo Inc.                             Beverages                             -1.7%
        14     ChevronTexaco Corp.                      Oil & Gas                             -2.4%
        15     Du Pont (E.I.) de Nemours & Co.          Chemicals                             -4.9%
        16     Motorola Inc.                            Telecommunications                    -5.5%
        17     Exxon Mobil Corp.                        Oil & Gas                             -7.4%
        18     Berkshire Hathaway Inc.                  Insurance                             -9.5%
        19     Pfizer Inc.                              Pharmaceuticals                      -11.5%
        20     Fannie Mae                               Diversified Finan Serv               -12.8%
        21     Merck & Co Inc.                          Pharmaceuticals                      -15.1%
        22     Disney (Walt) Co.                        Media                                -15.3%
        23     Intel Corp.                              Semiconductors                       -16.7%
        24     Cisco Systems Inc.                       Telecommunications                   -17.4%
        25     American International Group             Insurance                            -18.5%

       Rank    Company                                  Industry                            % Change
       ----    -------                                  --------                            --------
        26     Home Depot Inc.                          Retail                               -20.3%
        27     Texas Instruments Inc.                   Semiconductors                       -20.9%
        28     Eli Lilly & Co.                          Pharmaceuticals                      -21.2%
        29     WorldCom Inc - MCI Group(2)              Telecommunications                   -22.1%
        30     Verizon Communications Inc.              Telecommunications                   -22.1%
        31     International Business Machines Corp.    Computers                            -22.2%
        32     Microsoft Corp.                          Software                             -23.4%
        33     Citigroup Inc.                           Diversified Financial Services       -23.9%
        34     General Motors Corp.                     Auto Manufacturers                   -24.6%
        35     SBC Communications Inc.                  Telecommunications                   -24.8%
        36     Hewlett-Packard Co.                      Computers                            -24.8%
        37     Ford Motor Co.                           Auto Manufacturers                   -26.2%
        38     General Electric Co.                     Miscellaneous Manufacturers          -30.5%
        39     Bristol-Myers Squibb Co.(3)              Pharmaceuticals                      -33.4%
        40     AT&T Corp.(4)                            Telecommunications                   -38.1%
        41     Oracle Corp.                             Software                             -47.1%
        42     AOL Time Warner Inc.                     Media                                -55.8%

----------
     Notes:

(1) Total return of Procter & Gamble Corp. includes the return of the JM Smucker Company that was spun off on June 3, 2002.

(2) WorldCom Inc - MCI Group was spun off from WorldCom Inc - WorldCom Group on 6/8/01 and was held for approximately a half year.

(3) Total return of Bristol-Myers Squibb Company includes the return of Zimmer Holdings that was spun-off on August 7, 2001.

(4) Total return of AT&T Corp. includes the return of AT&T Wireless Services Inc. that was spun off on July 9, 2001.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. This includes opinions about individual stocks, portfolio characteristics, and the discussion about picking funds below. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, June 30, 2002, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Sidestepping Worldcom

One reason to own ultra-large stocks is that they are much more stable and much less likely to go completely out of business. While ultra-large stocks very rarely go bankrupt, it can happen. Fortunately, the only Ultra-Large 35 Index company ever to go bankrupt was Worldcom. We deleted it from our index on December 31, 2001 and sold our stock. Subsequently, from December 31, 2001 until the bankruptcy filing on July 21, 2002, the company stock price plummeted from $14 to just nine cents. The fact that we had deleted it from our Index using our rebalancing rules either speaks to the strength of our procedures, or else to dumb luck.

How to Pick a Winning Mutual Fund

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change them. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

There are a number of ways that some non-Bridgeway funds destroy value over time. Some red flags include: use of soft dollar commissions, portfolio managers' personal investment directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. If you stay away from fund families that engage in these practices, it can still be very hard to determine which fund or funds to buy. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Ultra-Large 35 Index Portfolio.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, Ultra-Large 35 Index Portfolio seeks to "provide a long-term total return of capital, primarily through capital appreciation, but also some income." There are two major parts to the investment objective; one relates to returns and the other to timeframe. These are very carefully worded phrases that have not changed since inception of the Portfolio in 1997. Let's look at each.

First, we are seeking TOTAL RETURN of your investment, primarily through capital appreciation. Don't expect too much in the way of dividends. Large stocks don't pay as high a percentage of dividends that they once did. Nevertheless, our expense ratio is so low, that you can expect to keep most of what dividend income our stocks do distribute.

The second major part of the investment objective relates to TIMEFRAME. We are much less concerned with performance over short periods of time. Thus, a shareholder who complains that the Portfolio did poorly in the third quarter of last year (-12%) may have a legitimate gripe; however, his/her judgement based on a single quarter does not conform to the purpose of this Portfolio and how we are managing it. (We still beat our market benchmark.) Thus, if you never want to see a negative (sometimes substantially negative) annual return, this Portfolio is an inappropriate investment vehicle. Stated another way, if you are a "trader," if you are a "timer," if you might panic in a market downturn, or if you might need your money in a year or two rather than five years or more, this Portfolio is not an appropriate investment in my opinion. Also, remember an investment objective is a goal, not a promise. Nevertheless, the investment objective sets forth the design and execution of what we are trying to accomplish, within the specified timeframe.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the recent period and how I feel about it. The longer-term statistics are in the table on page one or two. Our returns over the longer term have been pretty stellar by indexing standards, but they have been a culmination of beating our benchmarks by small amounts in a majority of quarters. We have also had some periods of underperformance such as 2000, the only calendar year in which we didn't beat our large-cap blend peer benchmark, according to Morningstar. Within the overall good performance record, we have had some periods of negative returns, including both 2000 and 2001. Morningstar suggests concentrating on fund performance relative to its peers. Here's our record based on Morningstar statistics for calendar years:

                                                 1998    1999    2000     2001
                                                -----   -----   ------   ------
            Bridgeway Ultra-Large 35 Index      39.1%   30.3%   -15.1%    -9.1%
            Large-cap Blend Funds               21.5%   19.7%    -5.3%   -12.2%
            Difference                          17.6%   10.6%    -9.8%     3.1%

Question 3. How risky has it been? As a "very blue chip" portfolio, I consider Ultra-Large 35 Index to be one of the "tamer" portfolios at Bridgeway. That's one reason to invest in ultra-large companies. Nevertheless, we are always nearly fully invested in the stock market, so you can expect us to exhibit the kind of short-term risk associated with the stock market. The variation in returns in the table above gives you an indication of this volatility. While most people agree on average annual return as a measure of total returns, there are several ways to measure risk.

One gauge of RISK is found in the prospectus of every fund with a historical track record: the worst single quarter since inception. In our case, the Portfolio was down 12.5% in the September quarter of 2001. By comparison, the worst decline for the S&P 500 was 14.7% in the same quarter. By this measure, the short-term risk of our Portfolio was 15% less risky.

Another popular measure of risk is beta, or the degree to which a fund moves relative to the specific timing of market swings up or down. Our Portfolio has a beta of 0.93 according to Morningstar, which means that if the market declines 10% in a short time period, one might expect our Portfolio to decline 9.3% on average.

The short-term risk measure that I like best is the sum of all negative quarters or the sum of all returns below a market benchmark. Since inception, the sum of all negative quarters was 61.37% for our Portfolio versus 67.6% for the S&P 500. By this measure, our Portfolio has been 9% less risky than the S&P 500.

Each of the risk measures above deal with what I call short-term risk or volatility or risk of a precipitous drop in the stock market. An investor may be subject to other kinds of risk as well. One of these is "inflation risk," or the risk that Portfolio returns will not keep up with inflation. I believe our Portfolio is less subject to longer-term inflation risk than interest bearing instruments (such as bonds and money market accounts), but more subject to it than much smaller stocks. Nevertheless, one should absolutely be prepared for a "bumpy ride" in this Portfolio as with any fund investing almost exclusively in stocks.

Question 4. What does it own?

When you're fishing it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of this Portfolio, we have invested almost exclusively in stocks, some of the largest in the U.S. The historical characteristics of these stocks is that they have tended to be more stable, with less upside potential but less short-term downside risk than other categories of stocks. Of course, these generalizations do not hold in all market environments, including the recent one in which ultra-large stocks declined more than small stocks.

In any case, stocks as a group are significantly more volatile (risky in the short-term) than many other kinds of investments, such as money markets, CD's, bonds, Treasury bills, real estate investment trusts, and gold. Over the long haul, however, stocks, and especially smaller stocks, have historically been a better hedge against inflation as well as a vehicle for growth. For these reasons, I believe short-term interest bearing investments (assuming they are diversified or have little or no credit risk) are a better place to invest money that one might need in the near term, while stocks (assuming a diversified portfolio) are a better place to invest money that one might need farther into the future.

As portfolio manager, I have no flexibility to frequently change the composition of our Portfolio. We typically "rebalance" the composition of the Index only every two to three years. Normally, only a handful of stocks are replaced. Thus, this is a very "style pure," stable portfolio.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Houston, Texas, also Bridgeway's home. I have undergraduate degrees in Engineering and Philosophy from Swarthmore College (where I learned how to think about complex issues), a masters in engineering from MIT (where I learned statistics and computer modeling), and an MBA from Harvard Business School (where I learned about investing, especially what not to do). My first career was in transportation (through 1991), where I learned aspects of a people-oriented, service business. Investing has been my hobby since 1985 and my profession since founding Bridgeway in 1993. I love this business, love helping people achieve their financial goals, and love working with the people at Bridgeway. I work at an extraordinary place with some extraordinarily talented and dedicated people. I can't believe anyone pays me to have this much joy. However, work is my third priority. One of my life goals is to be donating $100 million per year when I retire (maybe in two decades?). (The adviser donated about $1 million in the last year; we have a long way to go.) I also plan to run a marathon and celebrate a 50th wedding anniversary. (I currently only run three miles regularly, but last month I celebrated 25 years of marriage to a wonderful woman.) I have been portfolio manager of this portfolio for eight years, which is about twice the tenure of the average fund manager. Since I am a majority owner of the adviser to the Portfolio, since Bridgeway would appear to be my only "shot" at achieving my giving goal, and since I'm having a great time (the current bear market notwithstanding), it seems extremely unlikely that I would move on to another investment firm.

As portfolio manager I was integrally involved in the design of the underlying (Bridgeway proprietary) Ultra-Large 35 Index. Elena Khoziaeva assists me by maintaining the Index according to some well-documented, specific guidelines. Audrey Fersten also assists me by investing the cash flows of the Portfolio according to certain criteria. The three of us are backed up by three traders, all of whom are facile in the efficient execution of our Portfolio trades. Then, there are other support staff at Bridgeway. If I were to die or become incapacitated overnight, I believe nothing would change about the operations or performance of this Portfolio. Thus, more than any other Bridgeway portfolio, this portfolio is not dependent on me. I believe we have assembled a stable team to support our operations and performance.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waivers) was 0.15% last fiscal year, lower than all other retail mutual funds. This means that the daily net asset value reflects an adjustment of 0.15% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. The average large cap retail index fund expense ratio is 0.93%. The expense ratio of the retail index fund with the most assets is 0.18%.

The final category of expenses is trading costs, which we believe is as big a deal as the expense ratio. Unfortunately, they are much more difficult to measure, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Both of these come into play with this portfolio.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker for another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade (placed offsetting orders) on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always work to your disfavor.) Within hours of the error, we formed a committee including our most experienced trader, our compliance officer, another representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider a strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, shareholders, and regulators would never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming - both favorable and critical.

Sincerely,


John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2002

    Industry Company                          Shares      Value
    ----------------                          ------   -----------
Common Stock - 99.2%
    Auto Manufacturers - 2.8%
           Ford Motor Co                       9,782   $   156,512

    Banks - 6.9%
           Bank of America Corp                2,754       193,771
           Wells Fargo & Co                    3,790       189,727
                                                       -----------
                                                           383,498
    Beverages - 6.8%
           Coca-Cola Co                        3,677       205,912
           PepsiCo Inc                         3,495       168,459
                                                       -----------
                                                           374,371
    Chemicals - 2.8%
           Du Pont (E.I.) de Nemours & Co      3,542       157,265

    Computers - 7.4%
           Dell Computer Corp *                5,894       154,069
           Hewlett-Packard Co                  9,633       147,192
           Intern'l Business Machines Corp     1,462       105,264
                                                       -----------
                                                           406,525
    Cosmetics/Personal Care - 3.7%
           Procter & Gamble Co                 2,285       204,051

    Diversified Financial Services - 6.1%
           Citigroup Inc                       3,349       129,774
           Fannie Mae                          2,823       208,196
                                                       -----------
                                                           337,970
    Food - 0.0%
           JM Smucker Co *                        46         1,560

    Healthcare-Products - 3.4%
           Johnson & Johnson                   3,342       174,653
           Zimmer Holdings Inc *                 356        12,681
                                                       -----------
                                                           187,334
    Insurance - 5.8%
           American International Group        2,411       164,503
           Berkshire Hathaway Inc *               71       158,614
                                                       -----------
                                                           323,117
    Media - 1.9%
           AOL Time Warner Inc *               6,959       102,367

    Misc Manufacturing - 5.8%
           3M Co                               1,494       183,762
           General Electric Co                 4,658       135,315
                                                       -----------
                                                           319,077
    Oil & Gas - 6.4%
           ChevronTexaco Corp                  1,995       176,558
           Exxon Mobil Corp                    4,372       178,902
                                                       -----------
                                                           355,460
    Pharmaceuticals - 9.1%
           Bristol-Myers Squibb Co             4,359       112,026
           Eli Lilly & Co                      2,320       130,848
           Merck & Co Inc                      2,646       133,994
           Pfizer Inc                          3,573       125,055
                                                       -----------
                                                           501,923
    Retail - 7.8%
           Home Depot Inc                      3,625       133,146
           McDonald's Corp                     4,371       124,355
           Wal-Mart Stores Inc                 3,159       173,777
                                                       -----------
                                                           431,278
    Semiconductors - 4.7%
           Intel Corp                          5,613       102,550
           Texas Instruments Inc               6,680       158,316
                                                       -----------
                                                           260,866
    Software - 5.0%
           Microsoft Corp *                    2,943       160,982
           Oracle Corp *                      12,008       113,716
                                                       -----------
                                                           274,698
    Telecommunications - 9.7%
           AT&T Corp                          11,172       119,540
           Cisco Systems Inc *                 9,924       138,440
           SBC Communications Inc              4,469       136,305
           Verizon Communications Inc          3,564       143,095
                                                       -----------
                                                           537,380
    Transportation - 3.1%
           United Parcel Service Inc           2,768       170,924
                                                       ===========
    Total Common Stock (Identified
      Cost $5,889,990)                                 $ 5,486,176

Short-term Investments - 1.4%
    Money Market Funds - 1.4%
           Firstar U S Treasury Money
              Market Fund Institutional       79,616        79,616
                                                       ===========
    Total Short-term Investments
      (Identified Cost $79,616)                        $    79,616
                                                       ===========
Total Investments - 100.6%                             $ 5,565,792

Other Assets and Liabilities, net - (0.6)%                 (34,028)
                                                       ===========
Total Net Assets - 100.0%                              $ 5,531,764
                                                       ===========

----------
* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $5,983,435. Gross unrealized appreciation and depreciation were $444,963 and $848,777, respectively, or net unrealized depreciation of $403,814.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2002

ASSETS:
      Investments at value (cost - $5,969,606)                                             $5,565,792
      Receivable from adviser                                                                   3,876
      Receivable for shares sold                                                                7,000
      Receivable for interest                                                                      44
      Receivable for dividends                                                                  3,927
                                                                                           ----------
            Total assets                                                                    5,580,639
                                                                                           ----------

LIABILITIES:
      Bank overdraft                                                                           48,875
                                                                                           ----------
            Total liabilities                                                                  48,875
                                                                                           ----------
      NET ASSETS (933,601 SHARES OUTSTANDING)                                              $5,531,764
                                                                                           ==========
      Net asset value, offering and redemption price per share ($5,531,764/933,601)        $     5.93
                                                                                           ==========
NET ASSETS REPRESENT:
      Paid-in capital                                                                      $6,923,315
      Undistributed net investment income                                                      39,250
      Undistributed net realized loss                                                      (1,026,987)
      Net unrealized depreciation of investments                                             (403,814)
                                                                                           ----------
      NET ASSETS                                                                           $5,531,764
                                                                                           ==========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:
      Dividends                                                  $    89,829
      Interest                                                         1,241
                                                                 -----------
            Total income                                              91,070

EXPENSES:
      Management fees                                                  4,870
      Accounting fees                                                 31,154
      Audit fees                                                       6,262
      Custody                                                          4,619
      Amortization of organization costs                                 905
      Insurance                                                          307
      Legal                                                            1,047
      Registration fees                                                6,780
      Directors fees                                                     723
      Miscellaneous                                                      224
                                                                 -----------
            Total expenses                                            56,891
      Less fees waived                                               (36,024)
      Less expenses reimbursed                                       (11,735)
                                                                 -----------
            Net expenses                                               9,132
                                                                 -----------
NET INVESTMENT INCOME                                                 81,938
                                                                 -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
      Net realized loss on investments                              (408,367)
      Net change in unrealized appreciation/depreciation            (799,471)
                                                                 -----------
      Net realized and unrealized loss                            (1,207,838)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(1,125,900)
                                                                 ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended           Year ended
                                                                       June 30, 2002        June 30, 2001
                                                                       -------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                             $    81,938          $    77,705
      Net realized loss on investments                                     (408,367)            (385,647)
      Net change in unrealized appreciation/depreciation                   (799,471)            (955,099)
                                                                        -----------          -----------
          Net decrease resulting from operations                         (1,125,900)          (1,263,041)
                                                                        -----------          -----------
      Distributions to shareholders:
          From net investment income                                        (74,532)             (79,558)
          From realized gains on investments                                      0                    0
                                                                        -----------          -----------
            Total distributions to shareholders                             (74,532)             (79,558)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                        2,871,737            3,090,003
      Reinvestment of dividends                                              71,972               72,077
      Cost of shares redeemed                                            (2,186,071)          (3,210,271)
                                                                        -----------          -----------
          Net increase (decrease) from Fund share transactions              757,638              (48,191)
                                                                        -----------          -----------
          Net decrease in net assets                                       (442,794)          (1,390,790)
NET ASSETS:
      Beginning of period                                                 5,974,558            7,365,348
                                                                        -----------          -----------
      End of period (including undistributed net investment
          income of $39,250 and $31,844, respectively)                  $ 5,531,764          $ 5,974,558
                                                                        ===========          ===========
Number of Fund shares:
      Sold                                                                  427,545              392,211
      Issued on dividends reinvested                                         10,492                9,279
      Redeemed                                                             (331,262)            (414,190)
                                                                        -----------          -----------
          Net increase (decrease)                                           106,775              (12,700)
      Outstanding at beginning of period                                    826,826              839,526
                                                                        -----------          -----------
      Outstanding at end of period                                          933,601              826,826
                                                                        ===========          ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                    Year ended      Year ended      Year ended      Year ended    July 31, 1997* to
                                                   June 30, 2002   June 30, 2001   June 30, 2000   June 30, 1999    June 30, 1998
                                                   -------------   -------------   -------------   -------------  -----------------
PER SHARE DATA
     Net asset value, beginning of period            $     7.23      $     8.77      $     7.91      $     6.10       $     5.00
                                                     ----------      ----------      ----------      ----------       ----------
     Income (loss) from investment operations:
         Net investment income                             0.09            0.09            0.08            0.07             0.07
         Net realized and unrealized gain (loss)          (1.31)          (1.54)           0.85            1.77             1.03
                                                     ----------      ----------      ----------      ----------       ----------
              Total from investment operations            (1.22)          (1.45)           0.93            1.84             1.10
                                                     ----------      ----------      ----------      ----------       ----------
     Less distributions to shareholders:
         Net investment income                            (0.08)          (0.09)          (0.07)          (0.03)            0.00
         Net realized gains                                0.00            0.00            0.00            0.00             0.00
                                                     ----------      ----------      ----------      ----------       ----------
              Total distributions                         (0.08)          (0.09)          (0.07)          (0.03)            0.00
                                                     ----------      ----------      ----------      ----------       ----------
     Net asset value, end of period                  $     5.93      $     7.23      $     8.77      $     7.91       $     6.10
                                                     ==========      ==========      ==========      ==========       ==========
TOTAL RETURN [1]                                         -17.0%          -16.6%            11.7%           30.3%            22.0%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                       $5,531,764      $5,974,558      $7,365,348      $4,528,432       $  386,371
     Ratios to average net assets: [2]
         Expenses after waivers and
           reimbursements                                  0.15%           0.15%           0.15%           0.15%            0.15%
         Expenses before waivers and
           reimbursements                                  0.93%           0.68%           0.47%           0.90%            9.73%
         Net investment income after
             waivers and reimbursements                    1.35%           1.15%           0.98%           1.06%            1.47%

     Portfolio turnover rate [2]                           40.8%           24.0%           25.9%           16.6%            64.3%

----------
[1] Not annualized.

[2] Annualized.

*   July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS

1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.     Management Contract:

       The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees of $4,870 and accounting fees of $31,154 for the year ended June 30, 2002. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $3,206,298 and $2,457,609, respectively, for the year ended June 30, 2002.

7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                       Aggregate unrealized gain                                           $  444,963
                       Aggregate unrealized loss                                              848,777
                       Net gain (loss)
                                                                                            (403,814)
                       Cost of investments
                                                                                            5,983,435
                       Capital loss carryover *                                               662,469
                       Post October 31, 2001 Capital Loss Deferral                            350,689

         *    Expires 2006 and through 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

                   Distributable Earnings
                         Ordinary income                                                  $   32,950
                         Long-term gains (capital losses)                                   (662,469)
                         Unrealized appreciation(depreciation)                              (403,814)

                   Tax Distributions
                         Ordinary income                                                  $   74,532
                         Long-term capital gains                                                   0

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.     Federal Income Taxes, Continued:

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Redemptions in kind of $29,013 were reclassified from paid-in capital to undistributed net realized gain for the year ended June 30, 2002.

       During the year ended June 30, 2002, the Fund paid a dividend from net investment income of $0.0809 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Large 35 Index Portfolio
                                                      -

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Large 35 Index Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

[BRIDGEWAY FUNDS LOGO]

September 12, 2002                            June 2002 Quarter - Annual Report

Dear Fellow Balanced Portfolio Shareholders:

Our Portfolio's return was negative 1.6% in the June quarter as compared with a 6.6% decline for the Lipper Balanced Fund Index and a 3.5% decline for the Balanced Benchmark. A loss is a loss, but the market environment can best be described as "ugly," so I am actually quite happy with our results.

According to data from Lipper, the Balanced Portfolio ranked 6th of approximately 491 balanced funds for the quarter and 18th of approximately 481 for the year.

Performance Summary

TRANSLATION: We now have a one-year track record, and it is very good relative to our two peer benchmarks. We beat both the Lipper Balanced Fund Index and the Balanced Benchmark for the quarter and the year. While the S&P 500 is not our benchmark, it is nice to see how well we performed versus what most people consider "the market". The S&P fell 13.4% for the June quarter and 18% for the fiscal year ending 6/30/02. Our modest decline was 12% of the S&P decline for the quarter and 5% of the S&P decline for the fiscal year.

 The comparison versus the Bloomberg/EFFAS Bond Index is another story. There has been a dramatic decline in rates over the last year, leading to a strong 6.7% rise for the Bond Index. (It's amazing to see how low rates are on money market funds and short-term instruments). In an environment of lower stock prices and lower interest rates, it is not surprising to see our Portfolio underperforming short term bonds. No one knows how low rates will go, but if interest rates level off or increase, I would not expect bond returns to continue this recent performance.

The table below presents our June quarter and one-year financial results according to the formula required by the SEC.

                                                  June Qtr.          One-year
                                                    4/1/02            7/1/01
                                                  to 6/30/02        to 6/30/02
                                                  ----------        ----------
           Balanced Portfolio                        -1.6%             -0.8%
           Lipper Balanced Fund Index(1)             -6.6%             -7.5%
           Bloomberg/EFFAS Bond Index(2)              2.5%              6.7%
           Balanced Benchmark(3)                     -3.5%             -3.1%

----------

(1) Performance of Balanced Fund Index as measured by Lipper, Inc.

(2) The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market.

(3) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested.) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 6/30/01 TO 6/30/02]

Fund/Index Name                            Total Value
------------------------------------------------------
Bloomberg/EFFAS Bond Index                     $10,674
Bridgeway Balanced Portfolio                   $ 9,922
Balanced Benchmark                             $ 9,685
Lipper Balanced Fund                           $ 9,246
S&P 500 Index                                  $ 8,201

                                        6/30/01            9/30/01          12/31/01            3/31/02             6/30/02
BALANCED PORTFOLIO                     10,000.00           9,230.00         9,771.13           10,082.76            9,921.92
LIPPER BALANCED FUND                   10,000.00           9,241.84         9,841.08            9,900.32            9,246.20
S&P 500 INDEX                          10,000.00           8,532.43         9,444.22            9,470.23            8,201.47
BLOOMBERG/EFFAS BOND INDEX             10,000.00          10,341.92        10,425.16           10,416.21           10,674.24
BALANCED BENCHMARK                     10,000.00           9,618.12        10,032.79           10,037.82            9,685.13

Nine stocks declined more than 30% but no 30% gainers. As in the last quarter, all of these large decliners came from the index section of our portfolio. Most of the losses came from the technology and telecommunications sectors. Dynegy, right here in our backyard, was the largest loser. Ouch! Fortunately three stocks increased more than 20%. They were Amazon.Com, Lockheed Martin and Moody's Corp.

It should also be noted that our option writing strategy did make a nice contribution in the quarter. The covered call and secured put options that we sell will not show up as big gainers or losers, but the premiums received did help cushion the decline in stocks.

Worst performers:

  Rank     Description                                Industry                         % Loss
  ----     -----------                                --------                         ------
    1      Dynegy Inc.                                Pipelines                        -67.7%
    2      Enterasys Networks Inc.                    Telecommunications               -62.7%
    3      Broadcom Corp.                             Semiconductors                   -51.1%
    4      Omnicom Group                              Advertising                      -49.4%
    5      Tyco International Ltd.                    Miscellaneous Manufacturers      -47.5%
    6      EMC Corp/Massachusetts                     Computers                        -39.5%
    7      Electronic Data Systems Corp.              Computers                        -35.7%
    8      Lucent Technologies Inc.                   Telecommunications               -33.3%
    9      Pec Solutions Inc.                         Computers                        -30.0%

Top Ten Holdings

Here are the top ten stocks at the end of June quarter. Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

As the following list indicates, the top 10 holdings make up 23.3% of the portfolio. Banks and retailers are our largest percentage holdings. Value stocks in the top ten represent 14.9% of assets with growth stocks at 7.4%.

                                                                                                   Percent of
Rank      Description                                                 Industry                     Net Assets
----      -----------                                                 --------                     ----------

   1      FleetBoston Financial Corp. incl. July $35 & Aug. $30 put   Banks                            3.0%
   2      Dow Chemical Aug. $30 put & Sept. $30 put                   Chemicals                        2.8%
   3      Bank of America Corp.                                       Banks                            2.8%
   4      US Bancorp Aug. $22.5 put & Sept. $22.5 put                 Banks                            2.7%
   5      Coors (Adolph) incl. July $65 put                           Beverages                        2.4%
   6      JP Morgan Chase Aug. $30 put & Sept. $35 put                Diversified Financial Svc        2.0%
   7      Best Buy Co. Inc. incl. July $45 put                        Retail                           1.8%
   8      ShopKo Stores Inc.                                          Retail                           1.6%
   9      Sharper Image Corp. incl. July $20 put                      Retail                           1.6%
   10     Ford Motor Co. incl. Sept. $15 put                          Auto Manufacturers               1.6%
                                                                                                      -----
                                                                                                      22.3%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding, asset class, or portfolio applies only as of the quarter end, June 30, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Shareholders have expressed an interest in other Bridgeway Portfolios and in discussion of the adviser's overall strategy and investment philosophy. The next few sections, written by John Montgomery and me, cover general topics that we have included in shareholder reports to each of the Bridgeway Portfolio investors.

How to Pick a Winning Mutual Fund--Let's try again

TRANSLATION: Helpful hints on picking a fund are: understand the investment objective, and make sure it fits your needs. Understand the fund's risks, and make sure you can stomach them. Consider the kinds of securities a fund invests in and what flexibility the manager has to change this. Know the background of the portfolio manager and assess the likelihood for stability. Understand the fund's costs and how they compare to similar types of funds.

Last quarter I discussed aspects of some non-Bridgeway funds that I believe destroy value over time. These could be considered red flags with respect to fund selection. They included lack of commitment to closing funds at reasonable levels, use of soft dollar commissions, portfolio managers' personal investments directly in stocks rather than in the portfolios they manage, marketing abuse, selective fund "incubation," fund family records that exclude poorer performing funds that were merged out of existence, and reliance on expensive affiliated brokerage companies for trade execution. However, I didn't answer the question, "If you stay away from funds or fund families exhibiting these abuses, how do you make a selection?" This is a much harder question. A good place to start is to target a fund with an investment objective complimentary to your own and to understand and be comfortable with the fund's major risks. Both of these are highlighted in more detail in the fund's prospectus. I recently read some materials on Morningstar's web site that attempted to lead someone through the process of choosing a fund. Even if you're not shopping for a fund, I thought it would be instructive to review our investment objective and apply Morningstar's questions to Bridgeway Balanced.

Question 1: What is our fund's objective? A fund's investment objective gives information about the appropriateness of a mutual fund portfolio to fulfill one's particular investment needs. One fund, including this one, may not meet all goals. According to our prospectus, the Balanced Portfolio seeks to:
"Provide a high current return with short-term risk less than or equal to 40% of the stock market." There are two major parts to the investment objective; one relates to return and the other to risk. Let's look at each.

First, we are trying to provide a HIGH CURRENT RETURN. What does this mean? Current return is usually thought of as the amount of cash generated from dividends and interest on stocks and bonds. We do generate both dividends and interest in the Balanced Portfolio, but we also generate a current return from writing covered calls and secured puts. This cash is typically paid out to shareholders in the form of a dividend. Mutual funds have to pay out 95% of all dividends and interest received from stocks and bonds each year. Option gains are treated as short term capital gains. This gives us the ability to use short term losses to offset short term gains and reduce your tax burden. There are several important points to be made. 1.) We only seek to reduce short-term capital gains if we believe it will not be to the detriment of a non-taxable investor. 2.) As of 6/30/02 we had no realized short term capital gains. Please keep in mind that this may not always be the case, especially in a bull market. 3.) This fund is not designed for someone who needs a set amount of income distributed at regular intervals.

The second major part of the investment objective relates to SHORT-TERM RISK. What is short-term risk? As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A portfolio beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the portfolio. "Downside risk," is independent of the timing of stock market moves. A"downside risk" of 40% means that the total of all negative monthly portfolio returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market. We ran the calculations and are happy to report that we hit the nail right on the head in our first fiscal year. The sum of all negative quarters for Balanced was -13.48% versus -32.62% for the S&P 500 index. So, the short term risk of Balanced as a percentage of the S&P 500 is 41.3%. Likewise, our first year beta was 40%.

Question 2: How has our Portfolio performed? We cover performance pretty thoroughly on the first page of each quarterly letter. If you only read the first paragraph, you should know how we did in the quarter and how I feel about it. Since our track record is so short, there is not a lot to look at (and too short a period from which to draw conclusions) but so far so good!

Question 3. How risky has it been? I consider our Balanced Portfolio to be the most conservative portfolio at Bridgeway. There's a reason the word "balanced" is in the portfolio name. You should invest in this fund if you want exposure to both fixed income and stocks or if you want a lower overall risk profile than the market. In addition, you may want to own it as one diversifying component of an overall investing plan (as it is for me). There are several ways to measure risk, but again, given the short track record of the fund and the fact that we discussed risk in the 1st question, I think I will leave it at that and revisit the subject in a future letter.

Question 4. What does it own?

When you're fishing, it's always helpful to keep in mind the pond you're fishing in. The pond can give you strong clues about what to expect. When fishing in a lake stocked with bass and perch, you don't expect the same results as when fishing in 80 feet of water in the Gulf of Mexico. Likewise, with mutual funds, it's always best to know the characteristics of the kind of investments the fund buys and how much flexibility the portfolio manager has to vary that mix.

In the case of Balanced, we invest in stocks, fixed income securities and options. We have models which span the style box, which is to say I have great flexibility to invest in small stocks and large ones, in value stocks (ones that are cheap according to certain financial measures) and in growth stocks (ones that have faster increasing sales or earnings). We currently use these models to select about 30% of the portfolio assets. These positions will typically be in covered calls and secured puts. We have also dedicated a portion (about 45%) of our portfolio to a basket of larger stocks that somewhat mirror the S&P 500 Index. Covered calls and secured puts are written on about 20% of these assets. The remaining portion of our assets (minimum of 25%) is invested in fixed income securities. Except for the minimum 25% in fixed income securities, the other percentages are current strategy rather than a legal restriction. To date the fixed income investments have been entirely in short-term government bills, notes and money market funds. It is our intention to gradually diversify among various non-government fixed income securities and to keep the overall duration under five years. The entire schedule of investments is included in this report, so give it a look.

Question 5. Who runs it and how stable is the management?

That would be me. I am a native of Philadelphia, Pennsylvania, but Houston, Texas has been my home for the past 22 years. I have an undergraduate degree in American History from Washington and Lee University. I started my career on the options floor of The Philadelphia Stock Exchange. I later worked on the options trading desk of Rotan Mosle and in the brokerage area at Paine Webber. In 1996, I founded West University Fund, Inc. a no-load mutual fund. In March of 2000 I came to Bridgeway to run the trading operation, and to start this fund. I have been married to the same wonderful woman for 17 years, and we have 2 great children. My commute to work is about 5 minutes if traffic is heavy, and I couldn't be happier doing what I do. I tell people that a large competitor down the street could double my pay, and I wouldn't even think about leaving Bridgeway. I mean it!

Bridgeway is an extraordinary place with some extraordinarily talented and dedicated people. Our methodology is 100% quantitative and is not dependent on one individual, but a team of people. We recently hired three new full-time people and now have 14. Last year we started an employee stock ownership plan
(ESOP) to give everyone who works on your Portfolio a financial interest in our success. The ESOP is just one of the things we're doing to encourage the longevity of our staff.

Question 6. What does it cost?

Bridgeway is fully "no-load," which means you pay no sales charges or "loads" of any kind to purchase or own this Portfolio. You can also purchase and sell our Portfolio without any fees, but many (not all) mutual fund marketplaces do charge their own fees. We are not available on a "no-transaction fee basis" at most fund marketplaces because we think this arrangement is ultimately more expensive for long-term shareholders.

A second category of expenses are operating expenses. Our expense ratio (after fee waiver) was 0.94% last fiscal year, which means that the daily net asset value reflects an adjustment of 0.94% to cover expenses like Bridgeway Capital Management's management fee, U.S. Bank's custodian fee, PricewaterhouseCoopers' audit fee, expenses to print and mail this letter, accounting expenses, and other miscellaneous expenses. The average balanced fund according to Morningstar has a ratio of about 1.28%.

Another expense item that is not included in the expense ratio calculation is the cost incurred in purchasing securities, or trading costs. We believe trading costs are as big a deal as the expense ratio. Because they are excluded from the expense ratio, they are much more difficult to track, so almost no one pays attention to them. There are two ways to keep trading costs down. One is to trade infrequently. The other is to work hard to minimize the cost per trade. Since we trade frequently with this Portfolio, we work very hard to keep the average trading costs low.

Barron's Article

Two Bridgeway Portfolios appeared on Barron's annual list of the 100 best funds in America. The Aggressive Investors I Portfolio was #24 on the list. Bridgeway Micro-Cap Limited Portfolio was #5. Although Aggressive Investors 1 is closed to new shareholders and Micro-Cap Limited is closed completely, we wanted you to be aware of the fund family's recognition.

The Worst Thing that Happened at Bridgeway in Fiscal Year 2002

TRANSLATION: The worst thing that happened at Bridgeway over the last year was a trading error.

Highlighting the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which everyone at Bridgeway, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not revealed and acknowledged. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. As a shareholder of the Fund, you are an owner, my boss, and I want you to know about them.

A trading error was at the head of the list of what didn't go well in the last year. One of our traders did not follow our internal procedure and misread a ticker symbol as he was placing a large order with a broker on another Bridgeway portfolio. When the error was discovered at the end of the day, we "unwound" the trade on the following day, at the adviser's expense. The process cost the adviser about $175,000 - approximately half of one month's management fee from that Portfolio. (In accordance with Murphy's Law, errors of this type will almost always have a negative rather than positive result.) Within hours of the error, we formed a committee including our compliance officer, another representative of the investment management area, and myself to examine the sources of the error and to put preventative measures in place. Naturally, we would prefer that the error had not occurred however, we now have better procedures, additional trading staff, and a stronger commitment to zero trading errors.

One remarkable aspect of the trading error demonstrates a practice that we consider strength at Bridgeway. In many, probably most, investment advisory firms, the error would have been hidden. Management, the Board, and shareholders may never have learned about it. It would have been covered up and, I believe, ultimately the shareholders would have paid for it through lower performance. In our case, the shareholders were not disadvantaged, and we used it as a way to become stronger and more effective.

Pushing for Higher Standards

Recent articles have highlighted the efforts of some very high profile people in the mutual fund industry, notably John Bogle, Bill Miller, and William Gross, to become more active in pushing public companies toward better corporate governance, more disclosure, and especially more realistic pay packages for executives. One

Bridgeway shareholder encouraged Bridgeway to come out in support of these efforts, which I am hereby doing.

Conclusion

In closing, we would like to thank all shareholders for their support. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,



Richard P. Cancelmo, Jr.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2002

    Industry Company                          Shares        Value
    ----------------                          ------        -----
Common Stock - 54.3%
    Advertising - 0.3%
            Interpublic Group Cos Inc           630     $ 15,599

    Aerospace/Defense - 0.9%
            General Dynamics Corp               100       10,635
            Lockheed Martin Corp                270       18,765
            United Technologies Corp            210       14,259
                                                        --------
                                                          43,659
    Apparel - 0.2%
            VF Corp *                           250        9,803

    Auto Manufacturers - 1.4%
            Ford Motor Co                     3,600       57,600
            General Motors Corp                 240       12,828
                                                        --------
                                                          70,428
    Auto Parts & Equipment - 0.4%
            Cooper Tire & Rubber Co *         1,000       20,550

    Banks - 5.0%
            Bank of America Corp              2,000      140,720
            FleetBoston Financial Corp        1,000       32,350
            SouthTrust Corp                   1,750       45,710
            Wells Fargo & Co                    600       30,036
                                                        --------
                                                         248,816
    Beverages - 1.4%
            Coca-Cola Enterprises Inc           900       19,872
            Coors (Adolph)                      380       23,674
            Pepsi Bottling Group Inc            900       27,720
                                                        --------
                                                          71,266
    Chemicals - 0.8%
            Great Lakes Chemical Corp *         200        5,298
            Rohm & Haas Co                      850       34,417
                                                        --------
                                                          39,715
    Commercial Services - 2.3%
            Caremark Rx Inc *                 4,000       66,000
            Cendant Corp *                       72        1,143
            H&R Block Inc                       180        8,307
            McKesson Corp                       415       13,571
            Moody's Corp                        476       23,681
                                                        --------
                                                         112,702
    Computers - 0.6%
            Lexmark International Inc *         570       31,008

    Cosmetics/Personal Care - 0.7%
            Procter & Gamble Co                 400       35,720

    Diversified Financial Services - 3.3%
            Bear Stearns Cos Inc                700       42,840
            Countrywide Credit Ind Inc        1,100       53,075
            Freddie Mac                         560       34,272
            SLM Corp                            370       35,853
                                                        --------
                                                         166,040
    Electric - 1.5%
            American Electric Power Co Inc      265       10,605
            Dominion Resources Inc *            160       10,592
            Duke Energy Corp                    750       23,325
            Southern Co                       1,000       27,400
            TXU Corp                             30        1,547
                                                        --------
                                                          73,469
    Electronics - 0.4%
            Johnson Controls Inc                240       19,586

    Food - 1.4%
            Conagra Foods Inc                 1,200     $ 33,180
            JM Smucker Co *                       8          273
            Supervalu Inc                     1,440       35,323
                                                        --------
                                                          68,776
    Forest Products & Paper - 0.4%
            Georgia-Pacific Corp                270        6,637
            International Paper Co              270       11,767
                                                        --------
                                                          18,404
    Healthcare-Products - 1.9%
            Becton Dickinson & Co               820       28,249
            Johnson & Johnson                   500       26,130
            St Jude Medical Inc *               270       19,940
            Stryker Corp *                      380       20,334
                                                        --------
                                                          94,653
    Healthcare-Services - 1.0%
            HCA Inc *                           200        9,500
            Manor Care Inc *                    300        6,900
            Tenet Healthcare Corp *             292       20,893
            UnitedHealth Group Inc              110       10,071
                                                        --------
                                                          47,364
    Home Builders - 0.3%
            KB Home                             284       14,629

    Home Furnishings - 0.4%
            Maytag Corp *                       500       21,325

    Household Products/Wares - 0.2%
            Clorox Co                           200        8,270

    Insurance - 1.9%
            AMBAC Financial Group Inc           500       33,600
            American International Group         80        5,458
            MGIC Investment Corp                430       29,154
            Progressive Corp                    480       27,768
                                                        --------
                                                          95,980
    Internet - 1.0%
            Amazon.Com Inc *                  2,200       35,750
            Yahoo Inc *                       1,000       14,760
                                                        --------
                                                          50,510
    Leisure Time - 0.3%
            Brunswick Corp *                    370       10,360
            Sabre Holdings Corp *               200        7,160
                                                        --------
                                                          17,520
    Machinery-Const & Mining - 0.3%
            Caterpillar Inc                     280       13,706

    Machinery-Diversified - 0.2%
            Deere & Co                          230       11,017

    Media - 2.5%
            Comcast Corp *                    2,000       47,680
            McGraw-Hill Cos Inc                 600       35,820
            Meredith Corp                       230        8,821
            Tribune Co                          680       29,580
                                                        --------
                                                         121,901
    Metal Fabricate/Hardware - 1.5%
            Intermet Corp *                   5,000       53,700
            Worthington Industries *          1,140       20,634
                                                        --------
                                                          74,334

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2002

    Industry Company                                                       Shares               Value
    ----------------                                                       ------               -----
    Mining - 0.1%
            Freeport-McMoRan Copper &
               Gold Inc *                                                    400         $     7,140

    Misc Manufacturing - 1.6%
            3M Co                                                            170              20,910
            ITT Industries Inc                                               800              56,480
                                                                                         -----------
                                                                                              77,390
    Oil & Gas - 2.7%
            Amerada Hess Corp                                                470              38,775
            ChevronTexaco Corp                                               350              30,975
            Exxon Mobil Corp                                                 760              31,099
            Royal Dutch Petroleum Co *                                       560              30,951
                                                                                         -----------
                                                                                             131,800
    Oil & Gas Services - 0.6%
            Halliburton Co *                                               1,950              31,083

    Packaging & Containers - 0.5%
            Ball Corp                                                        600              24,888

    Pharmaceuticals - 3.2%
            Bristol-Myers Squibb Co                                          600              15,420
            Cardinal Health Inc                                              500              30,705
            Forest Laboratories Inc *                                        431              30,515
            King Pharmaceuticals Inc *                                         -                   7
            Merck & Co Inc                                                   600              30,384
            Pfizer Inc                                                       850              29,750
            Pharmacia Corp *                                                 530              19,849
                                                                                         -----------
                                                                                             156,630
    Retail - 5.5%
            Autozone Inc *                                                   600              46,380
            Best Buy Co Inc *                                                  1                  18
            Dillard's Inc *                                                1,160              30,496
            JC Penney Co Inc Holding Co                                      661              14,555
            Lowe's Cos Inc *                                                 670              30,418
            Ltd Brands *                                                   1,000              21,300
            Sharper Image Corp *                                           2,000              40,300
            ShopKo Stores Inc *                                            4,000              80,800
            Walgreen Co                                                      170               6,567
                                                                                         -----------
                                                                                             270,834
    Savings & Loans - 0.7%
            Golden West Financial Corp                                       517              35,559

    Semiconductors - 1.8%
            Agere Systems Inc *                                               43                  60
            Agere Systems Inc *                                            1,058               1,588
            Broadcom Corp *                                                   50                 877
            Novellus Systems Inc *                                         1,200              40,800
            Texas Instruments Inc                                          1,970              46,689
                                                                                         -----------
                                                                                              90,014
    Software - 3.6%
            BMC Software Inc *                                             1,220              20,252
            First Data Corp                                                1,500              55,800
            IMS Health Inc *                                               1,380              24,771
            Intuit Inc *                                                     420              20,882
            Microsoft Corp *                                                 550              30,085
            Oracle Corp *                                                  2,660              25,190
                                                                                         -----------
                                                                                             176,980
    Telecommunications - 1.5%
            AT&T Corp                                                      1,050              11,235
            SBC Communications Inc                                         1,050              32,025
            Verizon Communications Inc                                       800              32,120
                                                                                         -----------
                                                                                              75,380
                                                                                         ===========
    Total Common Stock (Identified Cost $2,666,589)                                      $ 2,694,448

U.S. Government Obligations - 16.2%
    U.S. Treasury - 3.000% Notes due 01/31/2004                          100,000         $   100,780
    U.S. Treasury - 3.000% Notes due 02/29/2004                          200,000             201,380
    U.S. Treasury - 3.375% Notes due 04/30/2004                          300,000             303,390
    U.S. Treasury - 3.500% Notes due 11/15/2006                          200,000             196,760
    U.S. Treasury - 3.00% Notes due 11/30/03                             100,000             100,910
                                                                                         ===========
    Total U.S. Government Obligations (Identified Cost $893,182)                         $   903,220

Short-term Notes - 16.6%
    U.S. Treasury Bills - 07/05/2002                                     300,000             299,910
    U.S. Treasury Bills - 09/12/2002                                     300,000             298,950
    U.S. Treasury Bills - 11/07/2002                                     225,000             223,493
                                                                                         ===========
    Total Short-term Notes (Identified Cost $820,220)                                    $   822,353

Short-term Investments - 22.5%
    Money Market Funds - 22.5%
            Firstar U S Treasury Money Market
               Fund Institutional                                      1,116,238           1,116,238
                                                                                         ===========
    Total Short-term Investments (Identified Cost $1,116,238)                            $ 1,116,238

Covered Call Options Written - (0.2)%                              Contract Shares
            Amazon.com Jul 02 $17.50                                       2,200              (1,595)
            Bank of America Corp Jul 02 $80                                  400                 (50)
            Bank of America Corp Aug 02 $80                                1,200              (4,320)
            Ball Corp Aug 02 $50                                             600                 (90)
            Duke Energy Corp Jul 02 $35                                      700                 (70)
            Fleet Boston Financial Corp Aug 02 $30                         1,000              (3,200)
            Ford Motor Co Sep 02 $17.5                                     1,000                (500)
                                                                                         -----------
    Total Covered Calls (Premium received $13,195)                                       $    (9,825)

Put Options Written- (1.1)%
            Best Buy Co Inc Jul 02 $45                                     2,000             (17,500)
            Dow Chemical Co Aug 02 $30                                     2,000                (750)
            Dow Chemical Co Sep 02 $30                                     2,700              (1,688)
            Duke Energy Corp Jul 02 $35                                    1,000              (4,000)
            Fleet Boston Financial Corp Jul 02 $35                         2,100              (6,090)
            Fleet Boston Financial Corp Aug 02 $30                         1,400              (1,365)
            Ford Motor Co Sep 02 $15                                       1,500              (1,163)
            J.P. Morgan Chase Aug 02 $30                                     900              (1,035)
            J.P.  Morgan Chase Sept 02 $35                                 2,000              (7,100)
            PEP Boys - Manny Moe & Jack  Jul 02 $15                        2,500                (500)
            Coors Adolph Co Jul 02 $65                                     1,500              (5,100)
            Sharper Image Corp Jul 02 $20                                  2,000              (2,900)
            US Bancorp Sept 02 $22.5                                       2,500              (1,187)
            US Bancorp Sept 02 $22.5                                       3,500              (2,887)
                                                                                         -----------
    Total Put Options (Premium received $41,723)                                         $   (53,265)

Other Assets and Liabilities, net - (8.4)%                                                  (513,243)
                                                                                         -----------
Total Net Assets - 100.0%                                                                $ 4,959,926
                                                                                         ===========

----------
* Non-income producing security as no dividends were paid during the period from July 1, 2001 to June 30, 2002.

** The aggregate identified cost on a tax basis is $5,496,229. Gross unrealized appreciation and depreciation were $136,129 and $108,270, respectively, or net unrealized appreciation of $27,859.

See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2002

ASSETS:
      Investments at value (cost - $5,496,229)                                                        $5,536,259
      Receivable from adviser                                                                              1,828
      Receivable for investments sold                                                                    438,898
      Receivable for interest                                                                                805
      Receivable for dividends                                                                               695
                                                                                                      ----------
            Total assets                                                                               5,978,485
                                                                                                      ----------
LIABILITIES:
      Bank overdraft                                                                                     237,482
      Payable for investments purchased                                                                  717,120
      Accrued expenses                                                                                       865
      Call options written at value (premiums received  $13,195)                                           9,825
      Put options written at value (premiums received  $41,723)                                           53,267
                                                                                                      ----------
            Total liabilities                                                                          1,018,559
                                                                                                      ----------
      NET ASSETS (502,773 SHARES OUTSTANDING)                                                         $4,959,926
                                                                                                      ==========
      Net asset value, offering and redemption price per share ($4,959,926/502,773)                   $     9.87
                                                                                                      ==========
NET ASSETS REPRESENT:
      Paid-in capital                                                                                 $4,921,524
      Undistributed net investment income                                                                  2,486
      Undistributed net realized gain                                                                      4,058
      Net unrealized appreciation of investments                                                          31,858
                                                                                                      ----------
      NET ASSETS                                                                                      $4,959,926
                                                                                                      ==========

See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2002

INVESTMENT INCOME:

      Dividends                                                                                         $ 14,800
      Interest                                                                                            20,700
                                                                                                        --------
            Total income                                                                                  35,500

EXPENSES:
      Management fees                                                                                     15,310
      Registration fees                                                                                   12,400
      Accounting fees                                                                                      8,208
      Audit fees                                                                                           8,000
      Custody fees                                                                                         8,783
      Legal fees                                                                                             100
      Directors fees                                                                                          98
                                                                                                        --------
            Total expenses                                                                                52,899
      Less fees waived                                                                                   (23,518)
      Less expenses reimbursed                                                                            (5,396)
                                                                                                        --------
            Net expenses                                                                                  23,985
                                                                                                        --------

NET INVESTMENT INCOME                                                                                     11,515
                                                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                                     4,058
      Net change in unrealized appreciation                                                               31,858
                                                                                                        --------
      Net realized and unrealized gain                                                                    35,916
                                                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $ 47,431
                                                                                                        ========

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                 Year ended
                                                                June 30, 2002    June 30, 2001*
                                                                -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                     $     11,515      $          0
      Net realized gain on investments                                 4,058                 0
      Net change in unrealized appreciation                           31,858                 0
                                                                ------------      ------------
          Net increase (decrease) resulting from operations           47,431                 0
                                                                ------------      ------------
      Distributions to shareholders:
          From net investment income                                  (9,029)                0
          From realized gains on investments                               0                 0
                                                                ------------      ------------
            Total distributions to shareholders                       (9,029)                0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                 5,066,840           370,000
      Reinvestment of dividends                                        8,845                 0
      Cost of shares redeemed                                       (524,161)                0
                                                                ------------      ------------
          Net increase from Fund share transactions                4,551,524           370,000
                                                                ------------      ------------
          Net increase in net assets                               4,589,926           370,000
NET ASSETS:
      Beginning of period                                            370,000                 0
                                                                ------------      ------------
      End of period (including undistributed net investment
         income of $2,486)                                      $  4,959,926      $    370,000
                                                                ============      ============

Number of Fund shares:
      Sold                                                           519,117            37,000
      Issued on dividends reinvested                                     921                 0
      Redeemed                                                       (54,265)                0
                                                                ------------      ------------
          Net increase                                               465,773            37,000
      Outstanding at beginning of period                              37,000                 0
                                                                ------------      ------------
      Outstanding at end of period                                   502,773            37,000
                                                                ============      ============

----------
*     June 30, 2001 was initial offering.

See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)


                                                      Year ended
                                                     June 30, 2002       June 30, 2001*
                                                    --------------       --------------
PER SHARE DATA
      Net asset value,
          beginning of period                       $        10.00       $        10.00
                                                    --------------       --------------
      Income (loss) from investment operations:
              Net investment income                           0.04                 0.00
              Net realized and
                  unrealized loss                            (0.12)                0.00
                                                    --------------       --------------
      Total from investment operations                       (0.08)                0.00
                                                    --------------       --------------
      Less distributions to shareholders:
          Net investment income                              (0.05)                0.00
          Net realized gains                                  0.00                 0.00
                                                    --------------       --------------
      Total distributions                                    (0.05)                0.00
                                                    --------------       --------------

      Net asset value, end of period                $         9.87       $        10.00
                                                    ==============       ==============
TOTAL RETURN [1]                                              (0.8%)                0.0%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                     $    4,959,926       $      370,000
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                              0.94%                0.00%
          Expenses before waivers
              and reimbursements                              2.07%                0.00%
          Net investment income after waivers
              and reimbursements                              0.49%                0.00%

      Portfolio turnover rate [2]                            112.5%                 0.0%

----------
[1] Not annualized for periods less than a year.

[2] Annualized for periods less than a year.

*   June 30, 2001 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors. Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks, futures and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Balanced Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of the option transactions written by the Balanced Portfolio follows:

                                                        Call Options                  Put Options
                                                  ------------------------     --------------------------
                                                   Contracts    Premiums       Contracts        Premiums
                                                  ----------   -----------     ----------      ----------
            Outstanding June 30, 2001                     0    $         0              0      $        0
            Positions opened                            703        121,532          1,063         171,773
            Exercised                                  (179)       (36,321)          (192)        (31,303)
            Expired                                    (423)       (64,707)          (516)        (82,318)
            Closed                                      (30)        (7,310)           (82)        (16,429)
            Split                                         0              0              3               0
                                                  ----------   -----------     ----------      ----------
            Outstanding June 30, 2002                    71    $    13,194            276      $   41,723
                                                  ==========   ===========     ==========      ==========

            Market value June 30, 2002                         $     9,825                     $   53,267
                                                               ===========                     ==========


       In the year ended June 30, 2002 the Balanced Portfolio opened and closed four S&P 500 Index future contracts.

4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Balanced Portfolio for any operating expenses above 0.94%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 2002. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $4,416,497 and $1,464,682, respectively, for the year ended June 30, 2002.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:

                   Aggregate unrealized gain                                               $  136,129
                   Aggregate unrealized loss                                                  108,270
                   Net gain (loss)
                                                                                               27,859
                   Cost of investments
                                                                                            5,496,229

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


8.     Federal Income Taxes, Continued:

              Distributable Earnings
                    Ordinary income                                                          $  2,486
                    Long-term gains (capital losses)                                            4,058
                    Unrealized appreciation(depreciation)                                      27,859

              Tax Distributions
                    Ordinary income                                                          $  9,029
                    Long-term capital gains                                                         0

       During the year ended June 30, 2002, the Fund paid a dividend from net investment income of $0.0505 per share to shareholders of record.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Portfolio, one of the portfolios constituting Bridgeway Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from inception to June 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.






September 16, 2002
Houston, Texas

                              BRIDGEWAY FUND, INC.

                                     Part C

                                OTHER INFORMATION


Item 23.          Exhibits

                  a. Charter of Registrant (Incorporated by reference)

                  b. By-laws of Registrant (Incorporated by reference)

                  c. Inapplicable as By-Laws provide for no stock certificates

                  d. Management Contracts (Incorporated by reference)

                  e. Inapplicable

                  f. Inapplicable

                  g. Custodian Agreement (Incorporated by reference)

                  h. None as Registrant will act as its own transfer agent

                  i. Opinion of Counsel

                  j. Consent of Independent Auditors

                  k. Inapplicable

                  l. Investment representation letter from initial shareholders
                     (Incorporated by reference)

                  m. 12b-1 Plan (Incorporated by reference)

                  n. Inapplicable

                  p. Code of Ethics

                  99. Certification of Disclosure Controls and Procedures


Item 25           Persons controlled by or under Common Control with Registrant

                  None

Item 26.          Number of Holders of Securities

                                                                          Number of Record Holders
                     Title of Class                                          as of June 30, 2002
                     Aggressive Investors 1 Portfolio                            21,103
                     Aggressive Investors 2 Portfolio                               946
                     Ultra-Small Company Portfolio                                1,922
                     Ultra-Small Company Tax Advantage Portfolio                  4,108
                     Micro-Cap Limited Portfolio                                  2,022
                     Ultra-Large 35 Index Portfolio                                 544

Item 27.          Indemnification

                  See Indemnification Section of by-Laws, which is incorporated here by reference. Registrant will maintain with Rollins Executive Risk Services Directors and Officers Errors and Omissions liability insurance covering (among other things) amounts which Registrant may pay pursuant to the foregoing indemnification provisions.

Item 28.          Business and Other Connections of Investment Adviser

                  As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and acts as an Investment Adviser to other individuals, businesses and registered investment companies.

Item 29.          Principal Underwriters

                  Bridgeway Fund is the distributor of its own securities.

Item 30.          Location of Accounts and Records

                  Accounts and Records of the Registrant are maintained at the offices of the Registrant, its Adviser and Distributor at 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448. Custody records are maintained at the offices of the Registrant's Custodian Bank, US Bank 425 Walnut Street Cincinnati, OH 45202.

Item 31.          Management Services

                  Management Services are set forth under MANAGEMENT in the Statement of Additional Information.

Item 32.          Undertakings (Incorporated by reference.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas on the 13th day of September, 2002.

                                              Bridgeway Fund, Inc.
                                              (Registrant)

                                              By /s/ JOHN N.R. MONTGOMERY
                                                 -------------------------
                                                 John N.R. Montgomery
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


/s/ KIRBYJON CALDWELL                                             9/13/02
-------------------------------------                         ---------------
     Kirbyjon Caldwell, Director                                  Date


/s/ KAREN S. GERSTNER                                             9/13/02
-------------------------------------                         ---------------
     Karen S. Gerstner, Director                                  Date


/s/ MILES D. HARPER, III                                          9/13/02
-------------------------------------                         ---------------
     Miles D. Harper, III, Director                               Date


/s/ JOHN N.R. MONTGOMERY                                          9/13/02
-------------------------------------                         ---------------
     John N.R. Montgomery, Director                               Date

                          EXHIBIT INDEX
                          -------------

              i. Opinion of Counsel

              j. Consent of Independent Auditors

              p. Code of Ethics

              99. Certification of Disclosure Controls and Procedures